   As filed with the Securities and Exchange Commission on February 27, 1998
                                                        Registration No. 2-53808
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                        POST-EFFECTIVE AMENDMENT NO. 45
                                       on
                                   FORM N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                                      and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]

                               ------------------

                          TRUST FOR FEDERAL SECURITIES
               (Exact Name of Registrant as Specified in Charter)

                        Bellevue Park Corporate Center
                       400 Bellevue Parkway, Suite 100
                          Wilmington, Delaware 19809
                   (Address of Principal Executive Offices)
                        Registrant's Telephone Number:
                                (302) 792-2555


                                GARY M. GARDNER
                        Bellevue Park Corporate Center
                       400 Bellevue Parkway, Suite 100
                          Wilmington, Delaware 19809
                             (Name and Address of
                              Agent for Service)


                                    Copy to:
                             W. BRUCE McCONNEL, III
                             Drinker Biddle & Reath
                      Philadelphia National Bank Building
                              1345 Chestnut Street
                     Philadelphia, Pennsylvania 19107-3496

It is proposed that this filing will become effective (check appropriate box)


         [ ] immediately upon filing pursuant to paragraph (b)
         [X] on February 28, 1998 pursuant to paragraph (b)
         [ ] 60 days after filing pursuant to paragraph (a)(i)
         [ ] on (date) pursuant to paragraph (a)(i)
         [ ] 75 days after filing pursuant to paragraph (a)(ii)
         [ ] on (date) pursuant to paragraph (a)(ii) of rule 485.


If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


==========================================================================
      Title of Securities Being Registered: Shares of Beneficial Interest

                          TRUST FOR FEDERAL SECURITIES
                             (FedFund Portfolio)
                             Cross Reference Sheet


                      Form N-1A Item                                                     Prospectus Caption
                      --------------                                                     ------------------


1.                    Cover Page  ..............................                         Cover Page

2.                    Synopsis    ..............................                         Background and Expense
                                                                                           Information

3.                    Condensed Financial Information ..........                         Financial Highlights; Yields

4.                    General Description of Registrant ........                         Cover Page; Financial Highlights;
                                                                                         Investment Objective and Policies;
                                                                                         Description of Shares and
                                                                                         Miscellaneous

5.                    Management of the Fund ...................                         Management of the Fund; Dividends

6.                    Capital Stock and Other Securities .......                         Cover Page; Financial Highlights;
                                                                                         Dividends; Taxes; Description of
                                                                                         Shares and Miscellaneous

7.                    Purchase of Securities Being Offered .....                         Management of the Fund; Purchase and
                                                                                         Redemption of Shares

8.                    Redemption or Repurchase .................                         Purchase and Redemption of Shares

9.                    Pending Legal Proceedings ................                         Inapplicable


                                    FedFund
                       An Investment Portfolio Offered By
                          Trust for Federal Securities


Bellevue Park Corporate Center                    For purchase and redemption orders only call:
400 Bellevue Parkway                              800-441-7450 (in Delaware: 302-791-5350).
Suite 100                                         For yield information call: 800-821-6006
Wilmington, DE 19809                              (FedFund shares code: 30; FedFund Dollar
                                                  shares code: 31).
                                                  For other information call: 800-821-7432 or
                                                  visit our web site at www.pif.com.


     Trust for Federal Securities (the "Company") is a no-load, diversified, open-end investment company that currently offers shares in four separate investment portfolios. The shares described in this Prospectus represent interests in the FedFund portfolio (the "Fund"), a money market portfolio.

     The Fund's investment objective is to seek current income with liquidity and security of principal. The Fund invests in a portfolio consisting of U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements relating to such obligations.

     Fund shares may not be purchased by individuals directly, but institutional investors may purchase shares for accounts maintained by individuals. In addition to FedFund Shares, investors may purchase FedFund "Dollar Shares" which accrue daily dividends in the same manner as FedFund Shares but bear all fees payable by the Fund to institutional investors for certain services they provide to the beneficial owners of such Shares. (See "Management of the Fund--Organizations Servicing the Dollar Shares.")

     PNC Institutional Management Corporation ("PIMC") and PNC Bank, National Association ("PNC Bank") serve as the Fund's investment adviser and sub-adviser, respectively. PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") serve as the Fund's administrators. PDI also serves as the Fund's distributor.
                            ------------------------

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED, ENDORSED,
  OR OTHERWISE SUPPORTED BY PNC BANK CORP. OR ITS AFFILIATES, OR THE U.S.
    GOVERNMENT, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT
     INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
       AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS,
        INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO
           ASSURANCE THAT IT WILL BE ABLE TO MAINTAIN ITS NET ASSET
                           VALUE OF $1.00 PER SHARE.
                            ------------------------


     This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information currently dated February 28, 1998, has been filed with the Securities and Exchange Commission and is available to investors without charge by calling the Fund at 800-821-7432. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the SEC Internet Web Site (http://www.sec.gov). The Statement of Additional Information, as amended from time to time, is incorporated in its entirety by reference into this Prospectus.

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
    SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------


                               February 28, 1998

                       BACKGROUND AND EXPENSE INFORMATION

     Two classes of shares are offered by this Prospectus: FedFund Shares and FedFund Dollar Shares. Shares of each class represent equal, pro rata interests in the Fund and accrue daily dividends in the same manner except that the Dollar Shares bear fees payable by the Fund (at the rate of .25% per annum) to institutional investors for services they provide to the beneficial owners of such shares. (See "Management of the Fund--Organizations Servicing the Dollar Shares.")

                                EXPENSE SUMMARY


                                                                                          FEDFUND
                                                                          FEDFUND          DOLLAR
                                                                           SHARES          SHARES
                                                                         ----------      ----------
ANNUAL FUND OPERATING EXPENSES
--------------------------------------
(as a percentage of average net assets)
     Management Fees (net of waivers).................................          .08%            .08%
     Other Expenses...................................................          .12%            .37%
          Administration Fees (net of waivers)........................   .08%            .08%
          Shareholder Servicing Fees..................................   .00%            .25%
          Miscellaneous...............................................   .04%            .04%
                                                                         ---             ---
     Total Fund Operating Expenses (net of waivers)...................          .20%            .45%
                                                                                ===             ===


------------

                           EXAMPLE                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                ------    -------    -------    --------
You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the
  end of each time period with respect to the following
  shares:
     FedFund Shares:                                              $2        $ 6        $11        $ 26
     FedFund Dollar Shares:                                       $5        $14        $25        $ 57

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE GREATER OR LESSER THAN THOSE SHOWN.


     The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The table is based on expenses incurred by the FedFund Shares and Dollar Shares during the last fiscal year, restated to reflect the expenses which each class of shares expects to incur during the current fiscal year. In addition, institutional investors may charge fees for providing administrative services in connection with their customers' investment in Dollar Shares. Absent fee waivers, Total Fund Operating Expenses for FedFund Shares and Dollar Shares would have been .29% and .54%, respectively. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" in this Prospectus and the Statement of Additional Information.) The investment adviser and administrators may from time to time waive the advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. The Fund has received a No-Action letter from the Securities and Exchange Commission in connection with receiving credits from its custodian, an affiliate of the Fund's investment adviser, for certain cash balances held by the custodian. If implemented, such credits may reduce custodian fees payable by the Fund but may not reduce the Fund's total operating expenses. The foregoing table has not been audited by the Fund's independent accountants.

                              FINANCIAL HIGHLIGHTS


     The following financial highlights are for FedFund Shares and for FedFund Dollar Shares for the fiscal year ended October 31, 1997 and for each of the nine preceding fiscal years. The financial highlights for the fiscal years set forth below have been audited by Coopers & Lybrand L.L.P. independent accountants whose report on the financial statements and financial highlights (for the most recent five years) of the Fund is incorporated herein and by reference into the Statement of Additional Information. The tables should be read in conjunction with the financial statements and related notes incorporated by reference into the Statement of Additional Information. Further information about the performance of the Fund is available in the annual report to shareholders, which may be obtained without charge by calling 800-821-7432.


                          TRUST FOR FEDERAL SECURITIES

                              FINANCIAL HIGHLIGHTS

                (For a Share Outstanding Throughout Each Period)

                                 FEDFUND SHARES

                                                                          YEAR ENDED OCTOBER 31,
                                         ----------------------------------------------------------------------------------------
                                            1997         1996         1995         1994         1993         1992         1991
                                         ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of Period.... $     1.00   $     1.00   $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                         ----------   ----------   ----------   ----------   ----------   ----------   ----------
Income From Investment Operations:
 Net Investment Income..................      .0530        .0529        .0571        .0377        .0308        .0397        .0637
 Net Capital Gains......................         --           --           --           --        .0001        .0010           --
                                         ----------   ----------   ----------   ----------   ----------   ----------   ----------
 Total From Investment Operations.......      .0530        .0529        .0571        .0377        .0309        .0407        .0637
                                         ----------   ----------   ----------   ----------   ----------   ----------   ----------
Less Distributions:
Dividends to Shareholders from:
 Net Investment Income..................     (.0530)      (.0529)      (.0571)      (.0377)      (.0308)      (.0397)      (.0637)
 Net Capital Gains......................         --           --           --           --       (.0001)      (.0010)          --
                                         ----------   ----------   ----------   ----------   ----------   ----------   ----------
 Total Distributions....................     (.0530)      (.0529)      (.0571)      (.0377)      (.0309)      (.0407)      (.0637)
                                         ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of Period.......... $     1.00   $     1.00   $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                         ==========   ==========   ==========   ==========   ==========   ==========   ==========
 Total Return...........................       5.43%        5.41%        5.86%        3.84%        3.12%        4.15%        6.56%
Ratios/Supplemental Data:
 Net Assets, End of Period (in 000s).... $1,220,857   $1,407,529   $1,377,175   $1,557,562   $1,290,971   $2,976,954   $1,918,966
 Ratio of Expenses to Average Daily Net
   Assets...............................        .20%      .19%(1)      .18%(1)      .18%(1)      .20%(1)         .27%         .30%
 Ratio of Net Investment Income to
   Average Net Assets...................       5.30%        5.29%        5.71%        3.76%        3.08%        3.91%        6.36%



                                                YEAR ENDED OCTOBER 31,
                                          ------------------------------------
                                             1990         1989         1988
                                          ----------   ----------   ----------
Net Asset Value, Beginning of Period....  $     1.00   $     1.00   $     1.00
                                          ----------   ----------   ----------
Income From Investment Operations:
 Net Investment Income..................       .0800        .0891        .0703
 Net Capital Gains......................          --           --           --
                                          ----------   ----------   ----------
 Total From Investment Operations.......       .0800        .0891        .0703
                                          ----------   ----------   ----------
Less Distributions:
Dividends to Shareholders from:
 Net Investment Income..................      (.0800)      (.0891)      (.0703)
 Net Capital Gains......................          --           --           --
                                          ----------   ----------   ----------
 Total Distributions....................      (.0800)      (.0891)      (.0703)
                                          ----------   ----------   ----------
Net Asset Value, End of Period..........  $     1.00   $     1.00   $     1.00
                                          ==========   ==========   ==========
 Total Return...........................        8.29%        9.29%        7.28%
Ratios/Supplemental Data:
 Net Assets, End of Period (in 000s)....  $1,488,141   $1,786,196   $1,772,390
 Ratio of Expenses to Average Daily Net
   Assets...............................      .30%(1)      .30%(1)      .30%(1)
 Ratio of Net Investment Income to
   Average Net Assets...................        8.00%        8.91%        7.02%


------------

(1) Without the waiver of advisory and administration fees, the ratio of expenses to average daily net assets would have been .29%, .30%, .29%, .30%, .27%, .34%, .35% and .32%, respectively, for each of the years ended October 31, 1997, 1996, 1995, 1994, 1993, 1990, 1989 and 1988, respectively, for
    FedFund Shares.

                          TRUST FOR FEDERAL SECURITIES
                              FINANCIAL HIGHLIGHTS
                (For a Share Outstanding Throughout Each Period)

                             FEDFUND DOLLAR SHARES

                                                                           YEAR ENDED OCTOBER 31,
                                                  -------------------------------------------------------------------------
                                                    1997         1996         1995         1994         1993         1992
                                                  --------     --------     --------     --------     --------     --------
Net Asset Value, Beginning of Period............. $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                  --------     --------     --------     --------     --------      -------
Income From Investment Operations:
 Net Investment Income...........................    .0505        .0504        .0546        .0352        .0283        .0372
 Net Capital Gains...............................       --           --           --           --        .0001        .0010
                                                  --------     --------     --------     --------     --------      -------
 Total From Investment Operations................    .0505        .0504        .0546        .0352        .0284        .0382
                                                  --------     --------     --------     --------     --------      -------
Less Distributions:
Dividends to Shareholders from:
 Net Investment Income...........................   (.0505)      (.0504)      (.0546)      (.0352)      (.0283)      (.0372)
 Net Capital Gains...............................       --           --           --           --       (.0001)          --
                                                  --------     --------     --------     --------     --------      -------
 Total Distributions.............................   (.0505)      (.0504)      (.0546)      (.0352)      (.0284)      (.0382)
                                                  --------     --------     --------     --------     --------      -------
Net Asset Value, End of Period................... $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                  ========     ========     ========     ========     ========      =======
 Total Return....................................     5.18%        5.16%        5.61%        3.59%        2.87%        3.90%
Ratios/Supplemental Data:
 Net Assets, End of Period (in 000s)............. $116,316     $113,747     $213,177     $135,769     $169,877     $148,363
 Ratio of Expenses to Average Daily Net Assets...      .45%         .44%(1)      .43%(1)      .43%(1)      .45%(1)      .52%
 Ratio of Net Investment Income to Average Net
   Assets........................................     5.05%        5.04%        5.46%        3.51%        2.83%        3.66%


                                                    1991        1990        1989        1988
                                                   -------     -------     -------     -------
Net Asset Value, Beginning of Period.............  $  1.00     $  1.00     $  1.00     $  1.00
                                                   -------     -------     -------     -------
Income From Investment Operations:
 Net Investment Income...........................    .0612       .0775       .0866       .0678
 Net Capital Gains...............................       --          --          --          --
                                                   -------     -------     -------     -------
 Total From Investment Operations................    .0612       .0775       .0866       .0678
                                                   -------     -------     -------     -------
Less Distributions:
Dividends to Shareholders from:
 Net Investment Income...........................   (.0612)     (.0775)     (.0866)     (.0678)
 Net Capital Gains...............................       --          --          --          --
                                                   -------     -------     -------     -------
 Total Distributions.............................   (.0612)     (.0775)     (.0866)     (.0678)
                                                   -------     -------     -------     -------
Net Asset Value, End of Period...................  $  1.00     $  1.00     $  1.00     $  1.00
                                                   =======     =======     =======     =======
 Total Return....................................     6.31%       8.04%       9.04%       7.02%
Ratios/Supplemental Data:
 Net Assets, End of Period (in 000s).............  $62,842     $19,815     $15,473     $35,741
 Ratio of Expenses to Average Daily Net Assets...      .55%        .55%(1)     .55%(1)     .55%(1)
 Ratio of Net Investment Income to Average Net
   Assets........................................     6.11%       7.75%       8.66%       6.77%


------------

(1) Without the waiver of advisory and administration fees, the ratio of expenses to average daily net assets would have been .54%, .55%, .54%, .55%, .52%, .59%, .60% and .57%, respectively, for each of the years ended October 31, 1997, 1996, 1995, 1994, 1993, 1990, 1989 and 1988, respectively, for
    FedFund Dollar Shares.

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to seek current income with liquidity and security of principal. The Fund invests in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (in addition to direct Treasury obligations) and repurchase agreements relating to such obligations. Portfolio obligations held by the Fund have remaining maturities of 397 days (thirteen months) or less (with certain exceptions), subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act") and other rules of the Securities and Exchange Commission (the "SEC").


     The "instrumentalities" or "agencies" of the U.S. Government the obligations of which may be purchased by FedFund include: the Central Bank for Cooperatives, Export-Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Banks, Federal Financing Bank, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Housing Administration, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Financing Corporation, General Services Administration, Government National Mortgage Association, International Bank for Reconstruction and Development, Maritime Administration, Private Export Funding Corp., Resolution Trust Company, Small Business Administration, Tennessee Valley Authority and Washington D.C. Armory Board. Obligations of certain agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the United States; others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.


     Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. Certain government securities held by the Fund may have remaining maturities exceeding thirteen months if such securities provide for adjustments in their interest rates not less frequently than every thirteen months. To the extent consistent with its investment objectives, the Fund may invest in Treasury receipts and other "stripped" securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Currently, the Fund only invests in "stripped" securities issued or guaranteed by the U.S. Government which are registered under the STRIPS program. The principal and interest components may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.


     The Fund may purchase government securities from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The securities subject to a repurchase agreement may bear maturities exceeding thirteen months, provided the repurchase agreement itself matures in thirteen months or less. The Fund will not invest more than 10% of the value of its net assets in repurchase agreements which do not provide for settlement within seven days. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

     The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions and agree to repurchase them at an agreed upon date and price. The Fund would consider entering into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions in order to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase.

     The Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

     The Fund may also lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Fund's investment adviser to be of good standing and only when, in the adviser's judgment, the income to be earned from the loans justifies the attendant risks.

INVESTMENT LIMITATIONS

     The Fund's investment objective and policies described above are not fundamental and may be changed by the Company's Board of Trustees without a vote of shareholders. If there is a change in the investment objectives, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The Fund's investment limitations summarized below may not be changed without the affirmative vote of the holders of a majority of its outstanding shares. (A full list of the complete investment limitations that cannot be changed without a vote of shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

The Fund may not:

     1. Purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

     2. Borrow money except from banks for temporary purposes and then in an amount not exceeding 10% of the value of the Fund's total assets, or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing.

     3. Make loans except that the Fund may purchase or hold debt obligations in accordance with its investment objective and policies, may enter into repurchase agreements for securities and may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Fund's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Company, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.

                       PURCHASE AND REDEMPTION OF SHARES

PURCHASE PROCEDURES

     Fund shares are sold at the net asset value per share next determined after acceptance of a purchase order by PFPC, the Fund's transfer agent. Purchase orders for shares are accepted only on days on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day") and must be transmitted to PFPC in Wilmington, Delaware, by telephone (800-441-7450; in Delaware: 302-791-5350) or through the Fund's computer access program. Orders accepted before 12:00 noon, Eastern time, for which payment has been received by PNC Bank, the Fund's custodian, will be executed at 12:00 noon. Orders accepted after 12:00 noon and before 3:00 P.M., Eastern time (or orders accepted earlier in the same day for which payment has not been received by 12:00 noon), will be executed at 4:00 P.M., Eastern time, if payment has been received by PNC Bank by that time. Orders received at other times, and orders for which payment has not been received by 4:00 P.M., Eastern time, will not be accepted, and notice thereof will be given to the institution placing the order. (Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending institution.) The Fund may in its discretion reject any order for shares.

     Payment for Fund shares may be made only in federal funds or other funds immediately available to PNC Bank. The minimum initial investment by an institution is $3 million for FedFund Shares and $5,000 for Dollar Shares; however, broker-dealers and other institutional investors may set a higher minimum for their customers. There is no minimum subsequent investment. The Fund, at its discretion, may reduce the minimum initial investment for FedFund Shares for specific institutions whose aggregate relationship with the Provident Institutional Funds is substantially equivalent to this $3 million minimum and warrants this reduction.

     Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Dollar Shares. (See also "Management of the Fund--Organizations Servicing the Dollar Shares.") Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult their legal advisors before investing fiduciary funds in Dollar Shares. (See also "Management of the Fund--Banking Laws.")

REDEMPTION PROCEDURES

     Redemption orders must be transmitted to PFPC in Wilmington, Delaware, in the manner described under "Purchase Procedures." Shares are redeemed at the net asset value per share next determined after PFPC's receipt of the redemption order. While the Fund intends to use its best efforts to maintain its net asset value per share at $1.00, the proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption.

     Payment for redeemed shares for which a redemption order is received by PFPC by 3:00 P.M., Eastern time, on a Business Day is normally made in federal funds wired to the redeeming shareholder on the same day. Payment for redemption orders which are received between 3:00 P.M. and 4:00 P.M., Eastern time, or on a day when PNC Bank is closed, is normally wired in federal funds on the next day following redemption that PNC Bank is open for business.

     The Fund shall have the right to redeem shares in any account if the value of the account is less than $1,000 after sixty-days' prior written notice to the shareholder. Any such redemption shall be effected at the net asset value per share next determined after the redemption order is entered. If during the sixty-day period the shareholder increases the value of its account to $1,000 or more, no such redemption shall take place. Moreover, if a shareholder's FedFund Shares account falls below an average of $100,000 in any particular calendar month, the account may be charged an account maintenance fee with respect to that month. In addition, the Fund may also redeem shares involuntarily or suspend the right of redemption under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

OTHER MATTERS

     The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by PIMC as of 12:00 noon and 4:00 P.M., Eastern time, on each day on which both the Federal Reserve Bank of Philadelphia and the New York Stock Exchange are open for business. Currently, one or both of these institutions are closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day (observed), Veteran's Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the Fund is calculated by adding the value of all securities and other assets belonging to the Fund, subtracting liabilities attributable to each class, and dividing the result by the total number of the outstanding shares of each class. In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information." The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined independently of the net asset values of the shares of the Company's other investment portfolios.

     Fund shares are sold and redeemed without charge by the Fund. Institutional investors purchasing or holding Fund shares for their customer accounts may charge customer fees for cash management and other services provided in connection with their accounts. A customer should, therefore, consider the terms of its account with an institution before purchasing Fund shares. An institution purchasing or redeeming Fund shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

     The business and affairs of the Fund are managed under the direction of the Company's Board of Trustees.

INVESTMENT ADVISER AND SUB-ADVISER


     PIMC, a wholly-owned, indirect subsidiary of PNC Bank, serves as the Fund's investment adviser. PIMC is one of the largest managers of mutual funds, with assets currently under management in excess of $39 billion. PIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank serves as the Fund's sub-adviser. PNC Bank is one of the largest bank managers of investments for individuals in the United States, and together with its predecessors has been in the business of managing the investments of fiduciary and other accounts since 1847. PNC Bank is a wholly-owned, indirect subsidiary of PNC Bank Corp., and has its principal offices at 1600 Market Street, Philadelphia, Pennsylvania 19103. In 1973, Provident National Bank (predecessor to PNC Bank) commenced advising the first institutional money market mutual fund--a U.S. dollar-denominated constant net asset value fund--offered in the United States. PIMC and PNC Bank also serve as investment adviser and sub-adviser, respectively, to the Company's T-Fund, Federal Trust Fund and Treasury Trust Fund portfolios.


     PNC Bank Corp., a multi-bank holding company headquartered in Pittsburgh, Pennsylvania, is one of the largest financial services organizations in the United States, with banking subsidiaries in Pennsylvania, New Jersey, Delaware, Ohio, Kentucky, Indiana, Massachusetts and Florida. Its major businesses include corporate banking, consumer banking, real estate banking, mortgage banking and asset management.


     As investment adviser, PIMC manages the Fund's portfolio and is responsible for all purchases and sales of the Fund's portfolio securities. PIMC also maintains certain of the Fund's financial accounts and records and computes the Fund's net asset value and net income. For the investment advisory services provided and expenses assumed by it, PIMC is entitled to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. PIMC and the administrators may from time to time reduce the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. Any fees waived or expenses reimbursed by PIMC and the administrators with respect to a particular fiscal year are not recoverable. For the fiscal year ended October 31, 1997, the Fund paid investment advisory fees aggregating .08% of its average net assets.


     As sub-adviser, PNC Bank provides research, credit analysis and recommendations with respect to the Fund's investments, and supplies PIMC with certain computer facilities, personnel and other services. For its sub-advisory services, PNC Bank is entitled to receive from PIMC an amount equal to 75% of the investment advisory fee paid by the Fund to PIMC (subject to adjustment in certain circumstances). The sub-advisory fees paid by PIMC to PNC Bank have no effect on the investment advisory fees payable by the Fund to PIMC. PNC Bank also serves as the Fund's custodian. The services provided by PNC Bank and PIMC and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

ADMINISTRATORS


     PFPC, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, and PDI, whose principal business address is Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428, serve as administrators. PFPC is an indirect wholly-owned subsidiary of PNC Bank Corp. All of the outstanding stock of PDI is owned by PDI's chief executive officer. The administrative services provided by the administrators, which are described more fully in the Statement of Additional Information, include providing and supervising the operation of an automated data processing system to process purchase and redemption orders; assisting in maintaining the Fund's Wilmington, Delaware office; performing administrative services in connection with the Fund's computer access program maintained to facilitate shareholder access to the Fund; accumulating information for and coordinating the preparation of reports to the Fund's shareholders and the SEC; and maintaining the registration or qualification of the Fund's shares for sale under state securities laws. PFPC and PDI are each responsible for carrying out the duties undertaken pursuant to the Administration Agreement with the Fund.



     For their administrative services, the administrators are entitled jointly to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. (For information regarding the administrators' fee waivers and expense reimbursements, see "Investment Adviser and Sub-Adviser" above.) The Fund also reimburses each administrator for its reasonable out-of-pocket expenses incurred in connection with the Funds' computer access program. For the fiscal year ended October 31, 1997, the Fund paid administration fees aggregating .08% of its average net assets.


     PFPC also serves as transfer agent, registrar and dividend disbursing agent. PFPC's address as transfer agent is P.O. Box 8950, Wilmington, Delaware 19885-9628. The services provided by PFPC and PDI and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

DISTRIBUTOR

     PDI, whose principal business address is set forth above under "Administrators," also serves as distributor of the Fund's shares. Fund shares are sold on a continuous basis by the distributor as agent. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for continued registration of the Fund's shares) and of printing and distributing all sales literature. No compensation is payable by the Fund to the distributor for its distribution services.

ORGANIZATIONS SERVICING THE DOLLAR SHARES

     Institutional investors, such as banks, savings and loan associations and other financial institutions, including affiliates of PNC Bank Corp. ("Service Organizations"), may purchase Dollar Shares. Dollar Shares are identical in all respects to FedFund Shares except that they bear the service fees described below and enjoy certain exclusive voting rights on matters relating to these fees. The Fund will enter into an agreement with each Service Organization which purchases Dollar Shares requiring it to provide support services to its customers who are the beneficial owners of such shares in consideration of the Fund's payment of .25% (on an annualized basis) of the average daily net asset value of the Dollar Shares held by the Service Organization for the benefit of customers. Such services, which are described more fully in the

Statement of Additional Information under "Management of the Funds--Organizations Servicing the Dollar Shares," include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PFPC; processing dividend payments from the Fund on behalf of customers; providing information periodically to customers showing their positions in Dollar Shares; and providing sub-accounting or the information necessary for subaccounting with respect to Dollar Shares beneficially owned by customers. Under the terms of the agreements, Service Organizations are required to provide to their customers a schedule of any fees that they may charge customers in connection with their investments in Dollar Shares. FedFund Shares are sold to institutions that have not entered into servicing agreements with the Fund in connection with their investments.

EXPENSES


     Except as noted above and in the Statement of Additional Information, the Fund's service contractors bear all expenses in connection with the performance of their services. Similarly, the Fund bears the expenses incurred in its operations. For the fiscal year ended October 31, 1997, the Fund's total expenses with respect to FedFund Shares and Dollar Shares were .20% and .45% of the average net assets of the FedFund Shares and the FedFund Dollar Shares, respectively. With regard to fees paid exclusively by Dollar Shares, see "Organizations Servicing the Dollar Shares" above.


BANKING LAWS

     Banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company engaged continuously in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Fund shares. Such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company for or upon the order of customers. PNC Bank, PIMC and PFPC, as well as some Service Organizations, are subject to such banking laws and regulations, but believe they may perform the services for the Fund contemplated by their respective agreements, this Prospectus and the Statement of Additional Information without violating applicable banking laws or regulations.

     Should future legislative, judicial or administrative action prohibit or restrict the activities of bank Service Organizations in connection with the provision of support services to their customers, the Fund might be required to alter or discontinue its arrangements with Service Organizations and change its method of operations with respect to Dollar Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any customer.

                                   DIVIDENDS


     Shareholders of the Fund are entitled to dividends and distributions arising only from the net investment income and capital gains, if any, earned on investments held by the Fund. The Fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year. Shares begin accruing dividends on the day the purchase order for the shares is executed and continue to accrue dividends through the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class. The Fund does not expect to realize net long-term capital gains.

     Dividends are determined in the same manner for each class of shares of the Fund but may differ in amount because of the difference in the expenses paid by the different classes.

     Institutional shareholders may elect to have their dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Such election, or any revocation thereof, must be made in writing to PFPC at P.O. Box 8950, Wilmington, Delaware 19885-9628, and will become effective after its receipt by PFPC with respect to dividends paid.

     PFPC, as transfer agent, will send each Fund shareholder or its authorized representative an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax qualification.

                                     TAXES

     The Fund qualified in its last taxable year and intends to qualify in future years as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). A regulated investment company is generally exempt from federal income tax on amounts distributed to its shareholders.


     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders at least 90% of its investment company taxable income for such year. In general, the Fund's investment company taxable income will be its taxable income (including interest and short-term capital gains, if any), subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Fund intends to distribute substantially all of its investment company taxable income each year. Such distributions will be taxable as ordinary income to the Fund's shareholders that are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) It is anticipated that none of the Fund's distributions will be eligible for the dividends received deduction for corporate shareholders. The Fund does not expect to realize long-term capital gains and, therefore, does not contemplate payment of any "capital gain dividends," as described in the Code.


     Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year, in the event such dividends are actually paid during January of the following year.

     The foregoing discussion is only a brief summary of some of the important federal tax considerations generally affecting the Fund and its shareholders. As indicated above, IRAs receive special tax treatment. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisors with specific reference to their own tax situations.

                                     YIELDS

     From time to time, in advertisements or in reports to shareholders, "yields" and "effective yields" for FedFund Shares and Dollar Shares may be quoted. Yield quotations are computed separately for each separate class or sub-class of shares. The "yield" for a particular class or sub-class of Fund shares refers to the income generated by an investment in such shares over a specified period (such as a seven-day period). This income is then "annualized"; that is, the amount of income generated by the investment during that period is assumed to be generated for each such period over a 52-week or one-year period and is shown as a percentage of the investment. The "effective-yield" is calculated similarly but, when annualized, the income earned by an investment in a particular class or sub-class is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     The Fund's yields may be compared to those of other mutual funds with similar objectives, to stock or other relevant indices, or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data are reported in national financial publications such as IBC/Donoghue's Money Fund Report(R), The Wall Street Journal, and The New York Times, reports prepared by Lipper Analytical Services, Inc., and publications of a local or regional nature.

     The Fund's yield figures for a particular class or sub-class of shares represent the Fund's past performance, will fluctuate, and should not be considered as representative of future results. The yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. Any fees charged by Service Organizations or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in the Fund's yields; such fees, if charged, would reduce the actual return received by customers on their investments. The methods used to compute the Fund's yields are described in more detail in the Statement of Additional Information. Investors may call 800-821-6006 (FedFund Shares code: 30; FedFund Dollar Shares code: 31) to obtain current yield information.

                    DESCRIPTION OF SHARES AND MISCELLANEOUS

     The Company is a Pennsylvania business trust established on May 14, 1975. Effective March 2, 1987, the Company's name was changed from Trust for Short-Term Federal Securities to Trust for Federal Securities. The Company commenced operations of the Fund in October, 1975.

     The Company's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest in the Company and to classify or reclassify any unissued shares into one or more additional classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of nine classes of shares designated as FedFund, FedFund Dollar, T-Fund, T-Fund Dollar, T-Fund Plus, Federal Trust, Federal Trust

Dollar, Treasury Trust and Treasury Trust Dollar. The Declaration of Trust further authorizes the trustees to classify or reclassify any class of shares into one or more sub-classes.

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE FUND. INVESTORS WISHING TO OBTAIN SIMILAR INFORMATION REGARDING THE COMPANY'S T-FUND, FEDERAL TRUST FUND AND TREASURY TRUST FUND PORTFOLIOS MAY OBTAIN SEPARATE PROSPECTUSES DESCRIBING THOSE PORTFOLIOS BY CALLING 800-998-7633.

     The Company does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a member of the Board of Trustees upon written request of shareholders owning at least 10% of the outstanding shares of the Company entitled to vote.

     Each Fund share represents an equal proportionate interest in the assets belonging to the Fund. Each share is without par value and has no preemptive or conversion rights. When issued for payment as described in this Prospectus, shares will be fully paid and non-assessable.

     Holders of the Company's FedFund Shares and FedFund Dollar Shares will vote in the aggregate and not by class or sub-class on all matters, except where otherwise required by law and except that only Dollar Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Service Organizations. Further, shareholders of all of the Company's portfolios will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. (See the Statement of Additional Information under "Additional Description Concerning Fund Shares" for examples where the 1940 Act requires voting by portfolio.) Shareholders of the Company are entitled to one vote for each full share held (irrespective of class, sub-class, or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of the Company may elect all of the trustees.

     For information concerning the redemption of Fund shares and possible restrictions on their transferability, see "Purchase and Redemption of Shares."

     As stated above, the Company is organized as a trust under the laws of the Commonwealth of Pennsylvania. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligations of the trust. The Company's Declaration of Trust provides for indemnification out of the trust property of any shareholder of the Fund held personally liable solely by reason of being or having been a shareholder and not because of any acts or omissions or some other reason.

       NO PERSON HAS BEEN AUTHORIZED
       TO GIVE ANY INFORMATION OR TO
       MAKE ANY REPRESENTATIONS NOT
       CONTAINED IN THIS PROSPECTUS,
       OR IN THE FUND'S STATEMENT OF
       ADDITIONAL INFORMATION
       INCORPORATED HEREIN BY
       REFERENCE, IN CONNECTION WITH
       THE OFFERING MADE BY THIS
       PROSPECTUS AND, IF GIVEN OR
       MADE, SUCH INFORMATION OR
       REPRESENTATIONS MUST NOT BE
       RELIED UPON AS HAVING BEEN
       AUTHORIZED BY THE COMPANY OR
       ITS DISTRIBUTOR. THIS
       PROSPECTUS DOES NOT
       CONSTITUTE AN OFFERING BY THE
       COMPANY OR BY THE DISTRIBUTOR
       IN ANY JURISDICTION IN WHICH
       SUCH OFFERING MAY NOT
       LAWFULLY BE MADE.

              --------------

             TABLE OF CONTENTS


                                          PAGE
                                         ------
         Background and Expense
           Information...................      2
         Financial Highlights............      3
         Investment Objective and
           Policies......................      5
         Purchase and Redemption of
           Shares........................      7
         Management of the Fund..........      9
         Dividends.......................     11
         Taxes...........................     12
         Yields..........................     13
         Description of Shares and
           Miscellaneous.................     13


       PIF-P-003

                                    FEDFUND
                            AN INVESTMENT PORTFOLIO
                                   OFFERED BY
                          TRUST FOR FEDERAL SECURITIES

                                   [PROVIDENT
                                 INSTITUTIONAL
                                     FUNDS
                                     LOGO]



                                   Prospectus


                               February 28, 1998

                         TRUST FOR FEDERAL SECURITIES
                              (T-Fund Portfolio)
                             Cross Reference Sheet


                      Form N-1A Item                                                     Prospectus Caption
                      --------------                                                     ------------------


1.                    Cover Page  ..............................                         Cover Page

2.                    Synopsis    ..............................                         Background and Expense
                                                                                           Information

3.                    Condensed Financial Information ..........                         Financial Highlights; Yields

4.                    General Description of Registrant ........                         Cover Page; Financial Highlights;
                                                                                         Investment Objective and Policies;
                                                                                         Description of Shares and
                                                                                         Miscellaneous

5.                    Management of the Fund ...................                         Management of the Fund; Dividends

6.                    Capital Stock and Other Securities .......                         Cover Page; Financial Highlights;
                                                                                         Dividends; Taxes; Description of
                                                                                         Shares and Miscellaneous

7.                    Purchase of Securities Being Offered .....                         Management of the Fund; Purchase and
                                                                                         Redemption of Shares

8.                    Redemption or Repurchase .................                         Purchase and Redemption of Shares

9.                    Pending Legal Proceedings ................                         Inapplicable


                                     T-FUND
                       An Investment Portfolio Offered By
                          Trust for Federal Securities


Bellevue Park Corporate Center                For purchase and redemption orders only
400 Bellevue Parkway                          call:
Suite 100                                     800-441-7450 (in Delaware: 302-791-5350).
Wilmington, DE 19809                          For yield information call: 800-821-6006
                                              (T-Fund shares code: 60; T-Fund Dollar
                                              shares code: 61).
                                              For other information call: 800-821-7432 or
                                              visit our web site at www.pif.com.


     Trust for Federal Securities (the "Company") is a no-load, diversified, open-end investment company that currently offers shares in four separate investment portfolios. This Prospectus describes two classes of shares ("T-Fund Shares" and "T-Fund Dollar Shares") in the T-Fund portfolio (the "Fund"), a money market portfolio.

     The Fund's investment objective is to seek current income with liquidity and security of principal. The Fund invests in a portfolio consisting of U.S. Treasury bills, notes and direct obligations of the U.S. Treasury and repurchase agreements relating to direct Treasury obligations.

     Fund shares may not be purchased by individuals directly, but institutional investors may purchase shares for accounts maintained by individuals. T-Fund "Dollar Shares" accrue daily dividends in the same manner as T-Fund Shares but bear all fees payable by the Fund to institutional investors for certain services they provide to the beneficial owners of such Shares. (See "Management of the Fund--Organizations Servicing the Dollar Shares.")

     PNC Institutional Management Corporation ("PIMC") and PNC Bank, National Association ("PNC Bank") serve as the Fund's investment adviser and sub-adviser, respectively. PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") serve as the Fund's administrators. PDI also serves as the Fund's distributor.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED,
   ENDORSED, OR OTHERWISE SUPPORTED BY PNC BANK CORP. OR ITS AFFILIATES, OR
     THE U.S. GOVERNMENT, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
       DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY
         OTHER AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT
            RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE
              CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO
                  MAINTAIN ITS NET ASSET VALUE OF $1.00 PER
                                     SHARE.

     This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information currently dated February 28, 1998, has been filed with the Securities and Exchange Commission and is available to investors without charge by calling the Fund at 800-821-7432. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the SEC Internet Web Site (http://www.sec.gov). The Statement of Additional Information, as amended from time to time, is incorporated in its entirety by reference into this Prospectus.

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
   SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
     NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
       SECURITIES COMMISSION PASSED UPON THE ACCURACY
         OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------

                               February 28, 1998

                       BACKGROUND AND EXPENSE INFORMATION

     Three classes of shares are offered by the Fund: T-Fund Shares, T-Fund Dollar Shares and T-Fund Plus Shares. Shares of each class represent equal, pro rata interests in the Fund and accrue daily dividends in the same manner except that the Dollar Shares bear fees payable by the Fund (at the rate of .25% of average daily net assets per annum) to institutional investors for services they provide to the beneficial owners of such shares and Plus Shares also bear these fees as well as a distribution fee for distribution and sales support services. (See "Management of the Fund--Organizations Servicing the Dollar Shares.")

                                EXPENSE SUMMARY


                                                                                         T-FUND
                                                                       T-FUND            DOLLAR
                                                                       SHARES            SHARES
                                                                    ------------      ------------
                 ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------
(as a percentage of average net assets)
     Management Fees (net of waivers)............................           .08%              .08%
     Other Expenses..............................................           .12%              .37%
          Administration Fees (net of waivers)...................   .08%              .08%
          Shareholder Servicing Fees.............................   .00%              .25%
          Miscellaneous..........................................   .04%              .04%
                                                                    ---               ---
     Total Fund Operating Expenses (net of waivers)..............           .20%              .45%
                                                                            ===               ===


------------

                      EXAMPLE                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------   ------    -------    -------    --------
You would pay the following expenses on a $1,000
  investment, assuming (1) a 5% annual return and
  (2) redemption at the end of each time period with
  respect to the following shares:
     T-Fund Shares:                                      $2        $ 6        $11        $ 26
     T-Fund Dollar Shares:                               $5        $14        $25        $ 57

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE GREATER OR LESSER THAN THOSE SHOWN.


     The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The table is based on expenses incurred by the T-Fund Shares and Dollar Shares during the last fiscal year, restated to reflect the expenses which each class of shares expects to incur during the current fiscal year. In addition, institutional investors may charge fees for providing administrative services in connection with their customers' investment in Dollar Shares. Absent fee waivers, Total Fund Operating Expenses for the T-Fund Shares and Dollar Shares would have been .29% and .54%, respectively. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" in this Prospectus and the Statement of Additional Information.) The investment adviser and administrators may from time to time waive the investment advisory and administration fees otherwise payable to them or may reimburse the fund for its operating expenses. The Fund has received a No-Action letter from the Securities and Exchange Commission in connection with receiving credits from its custodian, an affiliate of the Fund's investment adviser, for certain cash balances held by the custodian. If implemented, such credits may reduce custodian fees payable by the Fund but may not reduce the Fund's total operating expenses. The foregoing table has not been audited by the Fund's independent accountants.

                              FINANCIAL HIGHLIGHTS


     The following financial highlights are for T-Fund Shares and T-Fund Dollar Shares have been derived from the financial statements of the Fund for the fiscal year ended October 31, 1997, and for each of the nine preceding fiscal years. The financial highlights for the fiscal years set forth below have been audited by Coopers & Lybrand L.L.P. independent accountants whose report on the financial statements and financial highlights (for the most recent five years) of the Fund is incorporated herein and by reference into the Statement of Additional Information. The tables should be read in conjunction with the financial statements and related notes incorporated by reference into the Statement of Additional Information. Further information about the performance of the Fund is available in the annual report to shareholders, which may be obtained without charge by calling 800-821-7432.


                          TRUST FOR FEDERAL SECURITIES
                              Financial Highlights
                (For a Share Outstanding Throughout Each Period)

                                 T-FUND SHARES

                                                                   YEAR ENDED OCTOBER 31,
                                         ---------------------------------------------------------------------------
                                            1997         1996             1995             1994             1993
                                         ----------   -----------      -----------      -----------      -----------
Net Asset Value, Beginning of Period.... $     1.00   $      1.00      $      1.00      $      1.00      $      1.00
                                         ----------    ----------       ----------       ----------       ----------
Income From Investment Operations:
  Net Investment Income.................      .0528         .0528            .0565            .0368            .0303
                                         ----------    ----------       ----------       ----------       ----------
  Total From Investment Operations......      .0528         .0528            .0565            .0368            .0303
                                         ----------    ----------       ----------       ----------       ----------
Less Distributions:
Dividends to Shareholders from:
  Net Investment Income.................     (.0528)       (.0528)          (.0565)          (.0368)          (.0303)
                                         ----------    ----------       ----------       ----------       ----------
  Total Distributions...................     (.0528)       (.0528)          (.0565)          (.0368)          (.0303)
                                         ----------    ----------       ----------       ----------       ----------
Net Asset Value, End of Period.......... $     1.00   $      1.00      $      1.00      $      1.00      $      1.00
                                         ==========    ==========       ==========       ==========       ==========
Total Return............................       5.41%         5.40%            5.80%            3.75%            3.07%
Ratios/Supplemental Data
  Net Assets, End of Period (in 000s)... $1,765,332   $ 1,507,603      $ 1,211,220      $ 1,012,977      $ 1,361,624
  Ratio of Expenses to Average Daily Net
    Assets..............................        .20%          .19%(1)          .18%(1)          .18%(1)          .20%(1)
  Ratio of Net Investment Income to
    Average Net Assets..................       5.28%         5.26%            5.66%            3.65%            3.03%


                                             1992             1991             1990             1989             1988
                                          -----------      -----------      -----------      -----------      -----------
Net Asset Value, Beginning of Period....  $      1.00      $      1.00      $      1.00      $      1.00      $      1.00
                                           ----------       ----------       ----------       ----------       ----------
Income From Investment Operations:
  Net Investment Income.................        .0392            .0626            .0799            .0880            .0692
                                           ----------       ----------       ----------       ----------       ----------
  Total From Investment Operations......        .0392            .0626            .0799            .0880            .0692
                                           ----------       ----------       ----------       ----------       ----------
Less Distributions:
Dividends to Shareholders from:
  Net Investment Income.................       (.0392)          (.0626)          (.0799)          (.0880)          (.0692)
                                           ----------       ----------       ----------       ----------       ----------
  Total Distributions...................       (.0392)          (.0626)          (.0799)          (.0880)          (.0692)
                                           ----------       ----------       ----------       ----------       ----------
Net Asset Value, End of Period..........  $      1.00      $      1.00      $      1.00      $      1.00      $      1.00
                                           ==========       ==========       ==========       ==========       ==========
Total Return............................         3.99%            6.44%            8.29%            9.17%            7.14%
Ratios/Supplemental Data
  Net Assets, End of Period (in 000s)...  $ 1,327,743      $ 1,592,750      $ 1,497,476      $ 1,422,788      $ 1,793,479
  Ratio of Expenses to Average Daily Net
    Assets..............................          .28%             .30%             .30%(1)          .30%(1)          .30%(1)
  Ratio of Net Investment Income to
    Average Net Assets..................         3.93%            6.26%            7.99%            8.80%            6.91%


------------

(1) Without the waiver of advisory and administration fees, the ratio of expenses to average daily net assets would have been .29%, .30%, .29%, .29%, .28%, .34%, .35% and .33%, respectively, for each of the years ended October 31, 1997, 1996, 1995, 1994, 1993, 1990, 1989 and 1988, respectively, for
    T-Fund Shares.

                          TRUST FOR FEDERAL SECURITIES

                              Financial Highlights
                (For a Share Outstanding Throughout Each Period)

                              T-FUND DOLLAR SHARES

                                                           T-FUND DOLLAR SHARES
                                                          YEAR ENDED OCTOBER 31,
                                      ---------------------------------------------------------------
                                        1997       1996           1995           1994          1993
                                      --------   ---------      ---------      --------      --------
Net Asset Value, Beginning of
 Period............................   $   1.00   $    1.00      $    1.00      $   1.00      $   1.00
                                      --------     -------        -------       -------       -------
Income From Investment Operations:
 Net Investment Income.............      .0503       .0503          .0540         .0343         .0278
                                      --------     -------        -------       -------       -------
 Total From Investment
   Operations......................      .0503       .0503          .0540         .0343         .0278
                                      --------     -------        -------       -------       -------
Less Distributions:
Dividends to Shareholders from:
 Net Investment Income.............     (.0503)     (.0503)        (.0540)       (.0343)       (.0278)
                                      --------     -------        -------       -------       -------
 Total Distributions...............     (.0503)     (.0503)        (.0540)       (.0343)       (.0278)
                                      --------     -------        -------       -------       -------
Net Asset Value, End of Period.....   $   1.00   $    1.00      $    1.00      $   1.00      $   1.00
                                      ========     =======        =======       =======       =======
 Total Return......................       5.16%       5.15%          5.55%         3.50%         2.82%
 Ratios/Supplemental Data
 Net Assets, End of Period (in
   000s)...........................   $516,092   $ 351,271      $  82,502      $ 22,195      $ 13,328
 Ratio of Expenses to Average Daily
   Net Assets......................        .45%        .44%(1)        .43%(1)       .43%(1)       .45%(1)
 Ratio of Net Investment Income to
   Average Net Assets..............       5.03%       5.07%(2)       5.41%         3.40%         2.78%


                                      1992         1991          1990          1989          1988
                                     -------      -------      --------      --------      --------
Net Asset Value, Beginning of
 Period............................  $  1.00      $  1.00      $   1.00      $   1.00      $   1.00
                                     -------      -------       -------       -------       -------
Income From Investment Operations:
 Net Investment Income.............    .0367        .0601         .0774         .0855         .0667
                                     -------      -------       -------       -------       -------
 Total From Investment
   Operations......................    .0367        .0601         .0774         .0855         .0667
                                     -------      -------       -------       -------       -------
Less Distributions:
Dividends to Shareholders from:
 Net Investment Income.............   (.0367)      (.0601)       (.0774)       (.0855)       (.0667)
                                     -------      -------       -------       -------       -------
 Total Distributions...............   (.0367)      (.0601)       (.0774)       (.0855)       (.0667)
                                     -------      -------       -------       -------       -------
Net Asset Value, End of Period.....  $  1.00      $  1.00      $   1.00      $   1.00      $   1.00
                                     =======      =======       =======       =======       =======
 Total Return......................     3.74%        6.19%         8.04%         8.92%         6.89%
 Ratios/Supplemental Data
 Net Assets, End of Period (in
   000s)...........................  $ 4,915      $40,372      $ 27,116      $ 42,439      $ 52,083
 Ratio of Expenses to Average Daily
   Net Assets......................      .53%         .55%          .55%(1)       .55%(1)       .55%(1)
 Ratio of Net Investment Income to
   Average Net Assets..............     3.68%        6.01%         7.74%         8.55%         6.66%


---------------


(1) Without the waiver of advisory and administration fees, the ratio of expenses to average daily net assets would have been .54%, .55%, .54%, .54%, .53%, .59%, .60% and .58%, respectively, for each of the years ended October 31, 1997, 1996, 1995, 1994, 1993, 1990, 1989 and 1988, respectively, for
    T-Fund Dollar Shares.

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to seek current income with liquidity and security of principal. The Fund invests solely in direct obligations of the U.S. Treasury, such as Treasury bills and notes and repurchase agreements relating to direct Treasury obligations. Portfolio obligations held by the Fund have remaining maturities of 397 days (thirteen months) or less (with certain exceptions), subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act") and other rules of the Securities and Exchange Commission (the "SEC").

     Securities issued or guaranteed by the U.S. Government have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. To the extent consistent with its investment objectives, the Fund may invest in Treasury receipts and other "stripped" securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Currently, the Fund only invests in "stripped" securities issued or guaranteed by the U.S. Government which are registered under the STRIPS program. The principal and interest components may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

     The Fund may purchase government securities from primary dealers of the Federal Reserve Bank of New York, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The securities subject to a repurchase agreement may bear maturities exceeding thirteen months, provided the repurchase agreement itself matures in one year or less. The Fund will not invest more than 10% of the value of its net assets in repurchase agreements which do not provide for settlement within seven days. The seller under a repurchase agreement will be required to maintain the value of the underlying securities subject to the agreement at not less than 102% of the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

     The Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to purchase when-issued securities for speculative purposes or as a means of leverage, but only in furtherance of its investment objective.

INVESTMENT LIMITATIONS

     The Fund's investment objective and policies described above are not fundamental and may be changed by the Company's Board of Trustees without a vote of shareholders. If there is a change in the investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The Fund's investment limitations summarized below may not be changed without the affirmative vote of the holders of a majority of its outstanding shares. (A full list of the complete investment limitations that cannot be changed without a vote of shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

     The Fund may not:

     1. Purchase securities other than direct obligations of the U.S. Treasury such as Treasury bills and notes, some of which may be subject to repurchase agreements.

     2. Borrow money except from banks for temporary purposes and then in an amount not exceeding 10% of the value of the Fund's total assets, or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing.

     3. Make loans except that the Fund may purchase or hold debt obligations in accordance with its investment objective and policies and may enter into repurchase agreements for securities.

                       PURCHASE AND REDEMPTION OF SHARES

PURCHASE PROCEDURES

     Fund shares are sold at the net asset value per share next determined after acceptance of a purchase order by PFPC, the Fund's transfer agent. Purchase orders for shares are accepted only on days on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day") and must be transmitted to PFPC in Wilmington, Delaware, by telephone (800-441-7450; in Delaware: 302-791-5350) or through the Fund's computer access program. Orders accepted before 12:00 noon, Eastern time, for which payment has been received by PNC Bank, the Fund's custodian, will be executed at 12:00 noon. Orders accepted after 12:00 noon and before 5:30 P.M., Eastern time (or orders accepted earlier in the same day for which payment has not been received by 12:00 noon), will be executed at 5:30 P.M., Eastern time, if payment has been received by PNC Bank by that time. Orders received at other times, and orders for which payment has not been received by 5:30 P.M., Eastern time, will not be accepted, and notice thereof will be given to the institution placing the order. (Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending institution.) Between 3:00 P.M. and 5:30 P.M., Eastern time, purchase orders may only be transmitted by telephone, and the Fund reserves the right to limit the amount of such orders. The Fund may in its discretion reject any order for shares.

     Payment for Fund shares may be made only in federal funds or other funds immediately available to PNC Bank. The minimum initial investment by an institution is $3 million for T-Fund Shares and $5,000 for Dollar Shares; however, broker-dealers and other institutional investors may set a higher minimum for their customers. There is no minimum subsequent investment. The Fund, at its discretion, may reduce the minimum initial investment for T-Fund Shares for specific institutions whose aggregate relationship with the Provident Institutional Funds is substantially equivalent to this $3 million minimum and warrants this reduction.

     Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Dollar Shares. (See also "Management of the Fund--Organizations Servicing the Dollar Shares.") Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult their legal advisors before investing fiduciary funds in Dollar Shares. (See also "Management of the Fund--Banking Laws.")

REDEMPTION PROCEDURES

     Redemption orders must be transmitted to PFPC in Wilmington, Delaware, in the manner described under "Purchase Procedures," except that redemption orders placed between 3:00 P.M. and 5:30 P.M., Eastern time may only be transmitted by telephone. Shares are redeemed at the net asset value per share next determined after PFPC's receipt of the redemption order. Telephone instructions for redemptions received between 3:00 P.M. and 5:30 P.M., Eastern time, on a Business Day are received for execution on that same day; however, the Fund reserves the right to make payment for such redemptions the next Business Day. While the Fund intends to use its best efforts to maintain its net asset value per share at $1.00, the proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption.

     Payment for redeemed shares for which a redemption order is received by PFPC by 5:30 P.M., Eastern time, on a Business Day is normally made in federal funds wired to the redeeming shareholder on the same day. Payment for redemption orders which are received on a day when PNC Bank is closed is normally wired in federal funds on the next day following redemption that PNC Bank is open for business.

     The Fund shall have the right to redeem shares in any account if the value of the account is less than $1,000 after sixty-days' prior written notice to the shareholder. Any such redemption shall be effected at the net asset value per share next determined after the redemption order is entered. If during the sixty-day period the shareholder increases the value of its account to $1,000 or more, no such redemption shall take place. Moreover, if a shareholder's T-Fund Shares account falls below an average of $100,000 in any particular calendar month, the account may be charged an account maintenance fee with respect to that month. In addition, the Fund may also redeem shares involuntarily or suspend the right of redemption under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

OTHER MATTERS

     The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by PIMC as of 12:00 noon and 5:30 P.M., Eastern time, on each day on which both the Federal Reserve Bank of Philadelphia and the New York Stock Exchange are open for business. Currently, one or both of these institutions are closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day (observed), Veterans

Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the Fund is calculated by adding the value of all securities and other assets belonging to the Fund, subtracting liabilities attributable to each class, and dividing the result by the total number of the outstanding shares of each class. In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information." The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined independently of the net asset values of the shares of the Company's other investment portfolios. Under the 1940 Act, the Fund may postpone the date of payment of any redeemable security for up to seven days.

     Fund shares are sold and redeemed without charge by the Fund. Institutional investors purchasing or holding Fund shares for their customer accounts may charge customer fees for cash management and other services provided in connection with their accounts. A customer should, therefore, consider the terms of its account with an institution before purchasing Fund shares. An institution purchasing or redeeming Fund shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

     The business and affairs of the Fund are managed under the direction of the Company's Board of Trustees.

INVESTMENT ADVISER AND SUB-ADVISER


     PIMC, a wholly-owned, indirect subsidiary of PNC Bank, serves as the Fund's investment adviser. PIMC is one of the largest bank managers of mutual funds, with assets currently under management in excess of $39 billion. PIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank serves as the Fund's sub-adviser. PNC Bank is one of the largest bank managers of investments for individuals in the United States, and together with its predecessors has been in the business of managing the investments of fiduciary and other accounts since 1847. PNC Bank is a wholly-owned, indirect subsidiary of PNC Bank Corp. and has its principal offices at 1600 Market Street, Philadelphia, Pennsylvania 19103. In 1973, Provident National Bank (predecessor to PNC Bank) commenced advising the first institutional money market fund--a U.S. dollar-denominated constant net asset value fund--offered in the United States. PIMC and PNC Bank also serve as investment adviser and sub-adviser, respectively, to the Company's FedFund, Federal Trust Fund and Treasury Trust Fund portfolios.


     PNC Bank Corp., a multi-bank holding company headquartered in Pittsburgh, Pennsylvania, is one of the largest financial services organizations in the United States with banking subsidiaries in Pennsylvania, New Jersey, Delaware, Ohio, Kentucky, Indiana, Massachusetts and Florida. Its major businesses include corporate banking, consumer banking, real estate banking, mortgage banking and asset management.

     As investment adviser, PIMC manages the Fund's portfolio and is responsible for all purchases and sales of the Fund's portfolio securities. PIMC also maintains certain of the Fund's financial accounts and records and computes the Fund's net asset value and net income. For the investment advisory services provided and expenses assumed by it, PIMC is entitled to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. PIMC and the administrators may from time to time reduce the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. Any fees waived or expenses reimbursed by PIMC and the administrators with respect to a particular fiscal year are not recoverable. For the fiscal year ended October 31, 1997, the Fund paid investment advisory fees aggregating .08% of its average net assets.


     As sub-adviser, PNC Bank provides research, credit analysis and recommendations with respect to the Fund's investments, and supplies PIMC with certain computer facilities, personnel and other services. For its sub-advisory services, PNC Bank is entitled to receive from PIMC an amount equal to 75% of the investment advisory fee paid by the Fund to PIMC (subject to adjustment in certain circumstances). The sub-advisory fees paid by PIMC to PNC Bank have no effect on the investment advisory fees payable by the Fund to PIMC. PNC Bank also serves as the Fund's custodian. The services provided by PNC Bank and PIMC and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

ADMINISTRATORS


     PFPC, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, and PDI whose principal business address is Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428, serve as administrators. PFPC is an indirect wholly-owned subsidiary of PNC Bank Corp. All of the outstanding stock of PDI is owned by PDI's chief executive officer. The administrative services provided by the administrators, which are described more fully in the Statement of Additional Information, include providing and supervising the operation of an automated data processing system to process purchase and redemption orders; assisting in maintaining the Fund's Wilmington, Delaware office; performing administrative services in connection with the Fund's computer access program maintained to facilitate shareholder access to the Fund; accumulating information for and coordinating the preparation of reports to the Fund's shareholders and the SEC; and maintaining the registration or qualification of the Fund's shares for sale under state securities laws. PFPC and PDI are each responsible for carrying out the duties undertaken pursuant to the Administration Agreement with the Fund.



     For their administrative services, the administrators are entitled jointly to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. (For information regarding the administrators' fee waivers and expense reimbursements, see "Investment Adviser and Sub-Adviser" above.) The Fund also reimburses each administrator for its reasonable out-of-pocket expenses incurred in connection with the Funds' computer access program. For the fiscal year ended October 31, 1997, the Fund paid administration fees aggregating .08% of its average net assets.


     PFPC also serves as transfer agent, registrar and dividend disbursing agent. PFPC's address as transfer agent is P.O. Box 8950, Wilmington, Delaware 19885-9628. The services provided by PFPC and PDI and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

DISTRIBUTOR

     PDI, whose principal business address is set forth above under "Administrators," also serves as distributor of the Fund's shares. Fund shares are sold on a continuous basis by the distributor as agent. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of printing and distributing all sales literature. No compensation is payable by the Fund to the distributor for its distribution services.

ORGANIZATIONS SERVICING THE DOLLAR SHARES

     Institutional investors, such as banks, savings and loan associations and other financial institutions, including affiliates of PNC Bank Corp. ("Service Organizations"), may purchase Dollar Shares. Dollar Shares are identical in all respects to T-Fund Shares except that they bear the service fees described below and enjoy certain exclusive voting rights on matters relating to these fees. The Fund will enter into an agreement with each Service Organization which purchases Dollar Shares requiring it to provide support services to its customers who are the beneficial owners of such shares in consideration of the Fund's payment of
 .25% (on an annualized basis) of the average daily net asset value of the Dollar Shares held by the Service Organization for the benefit of customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Funds--Organizations Servicing the Dollar Shares," include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PFPC; processing dividend payments from the Fund on behalf of customers; providing information periodically to customers showing their positions in Dollar Shares; and providing sub-accounting or the information necessary for sub-accounting with respect to Dollar Shares beneficially owned by customers. Under the terms of the agreements, Service Organizations are required to provide to their customers a schedule of any fees that they may charge customers in connection with their investments in Dollar Shares. T-Fund Shares are sold to institutions that have not entered into servicing agreements with the Fund in connection with their investments.

EXPENSES


     Except as noted above and in the Statement of Additional Information, the Fund's service contractors bear all expenses in connection with the performance of their services. Similarly, the Fund bears the expenses incurred in its operations. For the fiscal year ended October 31, 1997, the Fund's total expenses with respect to T-Fund Shares and Dollar Shares were .20% and .45% of the average net assets of the T-Fund Shares and the Dollar Shares, respectively. With regard to fees paid exclusively by Dollar Shares, see "Organizations Servicing the Dollar Shares" above.


BANKING LAWS

     Banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company engaged continuously in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Fund shares. Such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company for or upon the order of customers. PNC Bank, PIMC and PFPC, as well as some Service Organizations, are subject to such banking laws and regulations, but believe they may perform the services for the Fund contemplated by their respective agreements, this Prospectus and the Statement of Additional Information without violating applicable banking laws or regulations.

     Should future legislative, judicial or administrative action prohibit or restrict the activities of bank Service Organizations in connection with the provision of support services to their customers, the Fund might be required to alter or discontinue its arrangements with Service Organizations and change its method of operations with respect to Dollar Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any customer.

                                   DIVIDENDS


     Shareholders of the Fund are entitled to dividends and distributions arising only from the net investment income and capital gains, if any, earned on investments held by the Fund. The Fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year. Shares begin accruing dividends on the day the purchase order for the shares is executed and continue to accrue dividends through the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class. The Fund does not expect to realize net long-term capital gains.


     Dividends are determined in the same manner for each class of shares of the Fund but may differ in amount because of the difference in the expenses paid by the different classes.

     Institutional shareholders may elect to have their dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Such election, or any revocation thereof, must be made in writing to PFPC at P.O. Box 8950, Wilmington, Delaware 19885-9628, and will become effective after its receipt by PFPC with respect to dividends paid.

     PFPC, as transfer agent, will send each Fund shareholder or its authorized representative an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax qualification.

                                     TAXES

     The Fund qualified in its last taxable year and intends to qualify in future years as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). A regulated investment company is generally exempt from federal income tax on amounts distributed to its shareholders.

     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders at least 90% of its investment company taxable income for such year. In general, the Fund's investment company taxable income will be its taxable income (including interest and short-term capital gains, if any), subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Fund intends to distribute substantially all of its investment company taxable income each year. Such distributions will be taxable as ordinary income to the Fund's shareholders that are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) It is anticipated that none of the Fund's distributions will be eligible for the dividends received deduction for corporate shareholders. The Fund does not expect to realize long-term capital gains and, therefore, does not contemplate payment of any "capital gain dividends," as described in the Code.


     Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year, in the event such dividends are actually paid during January of the following year.

     The foregoing discussion is only a brief summary of some of the important federal tax considerations generally affecting the Fund and its shareholders. As indicated above, IRAs receive special tax treatment. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisors with specific reference to their own tax situations.

                                     YIELDS

     From time to time, in advertisements or reports to Shareholders, "yields" and "effective yields" for T-Fund Shares, Dollar Shares and Plus Shares may be quoted. Yield quotations are computed separately for each separate class or sub-class of shares. The "yield" for a particular class or sub-class of Fund shares refers to the income generated by an investment in such shares over a specified period (such as a seven-day period). This income is then "annualized"; that is, the amount of income generated by the investment during that period is assumed to be generated for each such period over a 52-week or one year period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a particular class or sub-class of Fund shares is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     The Fund's yields may be compared to those of other mutual funds with similar objectives, to stock or other relevant indices, or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data are reported in national financial publications such as IBC/Donoghue's Money Fund Report(R), The Wall Street Journal, and The New York Times, reports prepared by Lipper Analytical Services, Inc., and publications of a local or regional nature.

     The Fund's yield figures for a particular class or sub-class of shares represent the Fund's past performance, will fluctuate, and should not be considered as representative of future results. The yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. Any fees charged by Service Organizations or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in the Fund's yield; such fees, if charged, would reduce the actual return received by customers on their investments. The methods used to compute the Fund's yields are described in more detail in the Statement of Additional Information. Investors may call 800-821-6006 (T-Fund Shares code 60: T-Fund Dollar Shares code 61) to obtain current yield information.

                    DESCRIPTION OF SHARES AND MISCELLANEOUS

     The Company is a Pennsylvania business trust established on May 14, 1975. Effective March 2, 1987, the Company's name was changed from Trust for Short-Term Federal Securities to Trust for Federal Securities. The Company commenced operations of the Fund in March, 1980.

     The Company's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest in the Company and to classify or reclassify any unissued shares into one or more additional classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of nine classes of shares designated as FedFund, FedFund Dollar, T-Fund, T-Fund Dollar, T-Fund Plus, Federal Trust, Federal Trust Dollar, Treasury Trust and Treasury Trust Dollar. The Declaration of Trust further authorizes the trustees to classify or reclassify any class of shares into one or more sub-classes.

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE FUND. INVESTORS WISHING TO OBTAIN SIMILAR INFORMATION REGARDING THE COMPANY'S FEDFUND, FEDERAL TRUST FUND AND TREASURY TRUST FUND PORTFOLIOS MAY OBTAIN SEPARATE PROSPECTUSES DESCRIBING THOSE PORTFOLIOS BY CALLING 800-998-7633.

     The Company does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a member of the Board of Trustees upon written request of shareholders owning at least 10% of the outstanding shares of the Company entitled to vote.

     Each Fund share represents an equal proportionate interest in the assets belonging to the Fund. Each share is without par value and has no preemptive or conversion rights. When issued for payment as described in this Prospectus, shares will be fully paid and non-assessable.

     Holders of the Company's T-Fund Shares, Dollar Shares and Plus Shares will vote in the aggregate and not by class or sub-class on all matters, except (i) where otherwise required by law, (ii) only Dollar Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to Service Organizations providing services to those shares, and (iii) only Plus Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to certain organizations providing services to and/or certain fees applicable to those shares. Further, shareholders of all of the Company's portfolios will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. (See the

Statement of Additional Information under "Additional Description Concerning Fund Shares" for examples where the 1940 Act requires voting by portfolio.) Shareholders of the Company are entitled to one vote for each full share held (irrespective of class, sub-class, or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of the Company may elect all of the trustees.

     For information concerning the redemption of Fund shares and possible restrictions on their transferability, see "Purchase and Redemption of Shares."

     As stated above, the Company is organized as a trust under the laws of the Commonwealth of Pennsylvania. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligations of the trust. The Company's Declaration of Trust provides for indemnification out of the trust property of any shareholder of the Fund held personally liable solely by reason of being or having been a shareholder and not because of any acts or omissions or some other reason.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

       NO PERSON HAS BEEN AUTHORIZED
       TO GIVE ANY INFORMATION OR TO
       MAKE ANY REPRESENTATIONS NOT
       CONTAINED IN THIS PROSPECTUS,
       OR IN THE FUND'S STATEMENT OF
       ADDITIONAL INFORMATION
       INCORPORATED HEREIN BY
       REFERENCE, IN CONNECTION WITH
       THE OFFERING MADE BY THIS
       PROSPECTUS AND, IF GIVEN OR
       MADE, SUCH INFORMATION OR
       REPRESENTATIONS MUST NOT BE
       RELIED UPON AS HAVING BEEN
       AUTHORIZED BY THE COMPANY OR
       ITS DISTRIBUTOR. THIS
       PROSPECTUS DOES NOT
       CONSTITUTE AN OFFERING BY THE
       COMPANY OR BY THE DISTRIBUTOR
       IN ANY JURISDICTION IN WHICH
       SUCH OFFERING MAY NOT
       LAWFULLY BE MADE.

     ---------------------------------------------------------------------------
             TABLE OF CONTENTS

                                          PAGE
                                         ------
         Background and Expense
           Information...................      2
         Financial Highlights............      3
         Investment Objective and
           Policies......................      5
         Purchase and Redemption of
           Shares........................      6
         Management of the Fund..........      8
         Dividends.......................     11
         Taxes...........................     11
         Yields..........................     12
         Description of Shares and
           Miscellaneous.................     13

           PIF-P-006

                                                        T-FUND
                                                AN INVESTMENT PORTFOLIO
                                                      OFFERED BY
                                             TRUST FOR FEDERAL SECURITIES
                                         [PROVIDENT INSTITUTIONAL FUNDS LOGO]

                                                      Prospectus


                                                   February 28, 1998

                          TRUST FOR FEDERAL SECURITIES
                              (T-Fund Plus Shares)
                             Cross Reference Sheet


                      Form N-1A Item                                                     Prospectus Caption
                      --------------                                                     ------------------


1.                    Cover Page  ..............................                         Cover Page

2.                    Synopsis    ..............................                         Background and Expense
                                                                                           Information

3.                    Condensed Financial Information ..........                         Financial Highlights; Yields

4.                    General Description of Registrant ........                         Cover Page; Financial Highlights;
                                                                                         Investment Objective and Policies;
                                                                                         Description of Shares and
                                                                                         Miscellaneous

5.                    Management of the Fund ...................                         Management of the Fund; Dividends

6.                    Capital Stock and Other Securities .......                         Cover Page; Financial Highlights;
                                                                                         Dividends; Taxes; Description of
                                                                                         Shares and Miscellaneous

7.                    Purchase of Securities Being Offered .....                         Management of the Fund; Purchase and
                                                                                         Redemption of Shares

8.                    Redemption or Repurchase .................                         Purchase and Redemption of Shares

9.                    Pending Legal Proceedings ................                         Inapplicable


                                     T-Fund
                                  Plus Shares
                       An Investment Portfolio Offered By
                          Trust for Federal Securities


Bellevue Park Corporate Center 400              For purchase and redemption orders only call:
Bellevue Parkway Suite 100 Wilmington,          800-441-7450 (in Delaware: 302-791-5350).
DE 19809                                        For yield information call: 800-821-6006 (T-Fund
                                                Plus shares code: 32). For other information
                                                call: 800-821-7432 or visit our web site at
                                                www.pif.com.


     Trust for Federal Securities (the "Company") is a no-load, diversified, open-end investment company that currently offers shares in four separate investment portfolios. This Prospectus describes one class of shares ("T-Fund Plus Shares") in the T-Fund portfolio (the "Fund"), a money market portfolio.

     The Fund's investment objective is to seek current income with liquidity and security of principal. The Fund invests in a portfolio consisting of U.S. Treasury bills, notes and direct obligations of the U.S. Treasury and repurchase agreements relating to direct Treasury obligations.

     Fund shares may not be purchased by individuals directly, but institutional investors may purchase shares for accounts maintained by individuals. T-Fund Plus Shares bear fees payable by the Fund to the institutional investors for certain services they provide to the beneficial owners of those Shares. T-Fund Plus Shares also bear distribution fees payable by the Fund to the distributor for distribution and sales support services. (See "Management of the Fund--Distribution and Service Plan.")

     PNC Institutional Management Corporation ("PIMC") and PNC Bank, National Association ("PNC Bank") serve as the Fund's investment adviser and sub-adviser, respectively. PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") serve as the Fund's administrators. PDI also serves as the Fund's distributor.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED,
   ENDORSED, OR OTHERWISE SUPPORTED BY PNC BANK CORP. OR ITS AFFILIATES, OR
     THE U.S. GOVERNMENT, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
       DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY
         OTHER AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT
            RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE
              CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO
                  MAINTAIN ITS NET ASSET VALUE OF $1.00 PER
                                     SHARE.

     This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information currently dated February 28, 1998 has been filed with the Securities and Exchange Commission and is available to investors without charge by calling the Fund at 800-821-7432. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the SEC Internet Web Site (http://www.sec.gov). The Statement of Additional Information, as amended from time to time, is incorporated in its entirety by reference into this Prospectus.

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
     HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
       SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
         ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------


                               February 28, 1998

                       BACKGROUND AND EXPENSE INFORMATION

     Three classes of shares are offered by the Fund: T-Fund Plus Shares, T-Fund Shares and T-Fund Dollar Shares. Shares of each class represent equal, pro rata interests in the Fund and accrue daily dividends in the same manner, except that T-Fund Plus Shares (as well as T-Fund Dollar Shares) bear fees payable by the Fund (at the rate of .25% of average daily net assets per annum) to institutional investors for services they provide to the beneficial owners of such shares, and T-Fund Plus Shares also bear distribution fees (at the rate of
 .15% of average daily net assets per annum) payable by the Fund to PDI for distribution and sales support services. (See "Management of the Fund--Distribution and Service Plan.")

                                EXPENSE SUMMARY

                                                                                  T-FUND
                                                                               PLUS SHARES
                                                                               (ESTIMATED)
                                                                               ------------
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
     Management Fees (net of waivers).......................................            .08%
                                                                                        ---
     12b-1 Fees.............................................................            .15%
     Other Expenses.........................................................            .37%
                                                                                        ---
          Administration Fees (net of waivers)..............................   .08%
                                                                               ---
          Shareholder Servicing Fees........................................   .25%
          Miscellaneous.....................................................   .04%
                                                                               ---
     Total Fund Operating Expenses (net of waivers).........................            .60%
                                                                                        ===

------------

                      EXAMPLE                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------   ------    -------    -------    --------
You would pay the following expenses on a $1,000
  investment, assuming (1) a 5% annual return and
  (2) redemption at the end of each time period with
  respect to T-Fund Plus Shares:                         $6        $19        $33        $ 75

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE GREATER OR LESSER THAN THOSE SHOWN.


     The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The foregoing table sets forth certain information regarding estimated operating expenses expected to be incurred by T-Fund Plus Shares. Actual expenses may vary. In addition, institutional investors may charge fees for providing administrative services in connection with their customers' investment in T-Fund Plus Shares. Absent fee waivers, Management Fees, Administration Fees and Total Fund Operating Expenses for T-Fund Plus Shares would be .69% (estimated). No T-Fund Plus Shares were outstanding during the year ended October 31, 1997. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" in this Prospectus and the Statement of Additional Information.) The investment adviser and administrators may from time to time waive the advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. The Fund has received a No-Action letter from the Securities and Exchange Commission in connection with receiving credits from its custodian, an affiliate of the Fund's investment adviser, for certain cash balances held by the custodian. If implemented, such credits may reduce custodian fees payable by the Fund but may not reduce the Fund's total operating expenses. The foregoing table has not been audited by the Fund's independent accountants.


                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to seek current income with liquidity and security of principal. The Fund invests solely in direct obligations of the U.S. Treasury, such as Treasury bills and notes and repurchase agreements relating to direct Treasury obligations. Portfolio obligations held by the Fund have remaining maturities of 397 days (thirteen months) or less (with certain exceptions), subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act") and other rules of the Securities and Exchange Commission (the "SEC").

     Securities issued or guaranteed by the U.S. Government have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. To the extent consistent with its investment objectives, the Fund may invest in Treasury receipts and other "stripped" securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Currently, the Fund only invests in "stripped" securities issued or guaranteed by the U.S. Government which are registered under the STRIPS program. The principal and interest components may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

     The Fund may purchase government securities from primary dealers of the Federal Reserve Bank of New York, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The securities subject to a repurchase agreement may bear maturities exceeding thirteen months, provided the repurchase agreement itself matures in one year or less. The Fund will not invest more than 10% of the value of its net assets in repurchase agreements which do not provide for settlement within seven days. The seller under a repurchase agreement will be required to maintain the value of the underlying securities subject to the agreement at not less than 102% of the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

     The Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to purchase when-issued securities for speculative purposes or as a means of leverage, but only in furtherance of its investment objective.

INVESTMENT LIMITATIONS

     The Fund's investment objective and policies described above are not fundamental and may be changed by the Company's Board of Trustees without a vote of shareholders. If there is a change in the investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The Fund's investment limitations summarized below may not be changed without the affirmative vote of the holders of a majority of its outstanding shares. (A full list of the complete investment limitations that cannot be changed without a vote of shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

The Fund may not:

          1. Purchase securities other than direct obligations of the U.S. Treasury such as Treasury bills and notes, some of which may be subject to repurchase agreements.

          2. Borrow money except from banks for temporary purposes and then in an amount not exceeding 10% of the value of the Fund's total assets, or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing.

          3. Make loans except that the Fund may purchase or hold debt obligations in accordance with its investment objective and policies and may enter into repurchase agreements for securities.

                       PURCHASE AND REDEMPTION OF SHARES

PURCHASE PROCEDURES

     T-Fund Plus Shares are sold exclusively to institutional investors, such as brokers or dealers, banks, savings and loan associations and other financial institutions, and other industry professionals ("Service Organizations"), acting on behalf of themselves or their customers and customers of their affiliates ("customers"). The customers, which may include individuals, trusts, partnerships and corporations, must maintain accounts (such as demand deposit, custody, trust or escrow accounts) with the Service Organization. Service Organizations (or their nominees) will normally be the holders of record of T-Fund Plus Shares, and will reflect their customers' beneficial ownership of shares in the account statements provided by them to their customers. The exercise of voting rights and the delivery to customers of shareholder communications from the Fund will be governed by the customers' account agreements with the Service Organizations. Investors wishing to purchase T-Fund Plus Shares should contact their account representatives.

     Purchase orders must be transmitted by a Service Organization directly to PFPC, the Fund's transfer agent. All such transactions are effected pursuant to procedures established by the Service Organization in connection with a customer's account. T-Fund Plus Shares are sold at the net asset value per share next determined after acceptance of a purchase order by PFPC.

     Purchase orders for shares are accepted only on days on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day") and must be transmitted to PFPC in Wilmington, Delaware, by telephone (800-441-7450; in Delaware: 302-791-5350) or through the Fund's computer access program. Orders accepted before

12:00 noon, Eastern time, for which payment has been received by PNC Bank, the Fund's custodian, will be executed at 12:00 noon. Orders accepted after 12:00 noon and before 5:30 P.M., Eastern time (or orders accepted earlier in the same day for which payment has not been received by 12:00 noon), will be executed at 5:30 P.M., Eastern time, if payment has been received by PNC Bank by that time. Orders received at other times, and orders for which payment has not been received by 5:30 P.M. Eastern time, will not be accepted, and notice thereof will be given to the institution placing the order. (Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending institution.) Between 3:00 P.M. and 5:30 P.M., Eastern time, purchase orders may only be transmitted by telephone, and the Fund reserves the right to limit the amount of such orders. The Fund may in its discretion reject any order for shares.

     Payment for T-Fund Plus Shares may be made only in federal funds or other funds immediately available to PNC Bank. The minimum initial investment by a Service Organization is $3 million for T-Fund Plus Shares; however, Service Organizations may set a higher minimum for their customers. There is no minimum subsequent investment. The Fund, at its discretion, may reduce the minimum initial investment for T-Fund Plus Shares for specific Service Organizations whose aggregate relationship with the Provident Institutional Funds is substantially equivalent to this $3 million minimum and warrants this reduction.

     Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in T-Fund Plus Shares. (See also "Management of the Fund--Distribution and Service Plan.") Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult their legal advisors before investing fiduciary funds in T-Fund Plus Shares. (See also "Management of the Fund--Banking Laws.")

REDEMPTION PROCEDURES

     Redemption orders must be transmitted to PFPC in Wilmington, Delaware, in the manner described under "Purchase Procedures," except that redemption orders placed between 3:00 P.M. and 5:30 P.M., Eastern time, may only be transmitted by telephone. Shares are redeemed at the net asset value per share next determined after PFPC's receipt of the redemption order. Telephone instructions for redemptions received between 3:00 P.M. and 5:30 P.M., Eastern time, on a Business Day are received for execution on that same day; however, the Fund reserves the right to make payment for such redemptions the next Business Day. While the Fund intends to use its best efforts to maintain its net asset value per share at $1.00, the proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption.

     Payment for redeemed shares for which a redemption order is received by PFPC by 5:30 P.M., Eastern time, on a Business Day is normally made in federal funds wired to the redeeming shareholder on the same day. Payment for redemption orders which are received on a day when PNC Bank is closed is normally wired in federal funds on the next day following redemption that PNC Bank is open for business.

     The Fund shall have the right to redeem shares in any account if, as a result of redemptions, the value of the account is less than $1,000 after sixty-days' prior written notice to the shareholder. Any such redemption shall be effected at the net asset value per share next determined after the redemption order is entered. If during the sixty-day period the shareholder increases the value of its account to $1,000 or more, no such redemption shall take place. Moreover, if a shareholder's T-Fund Plus Shares account falls below an average of $100,000 in any particular calendar month, the account may be charged an account maintenance fee with respect to that month. In addition, the Fund may also redeem shares involuntarily or suspend the right of redemption under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

OTHER MATTERS

     The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by PIMC as of 12:00 noon and 5:30 P.M., Eastern time, on each day on which both the Federal Reserve Bank of Philadelphia and the New York Stock Exchange are open for business. Currently, one or both of these institutions are closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day (observed), Veterans Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the Fund is calculated by adding the value of all securities and other assets belonging to the Fund, subtracting liabilities attributable to each class, and dividing the result by the total number of the outstanding shares of each class. In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information." The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined independently of the net asset values of the shares of the Company's other investment portfolios. Under the 1940 Act, the Fund may postpone the date of payment of any redeemable security for up to seven days.

     Fund shares are sold and redeemed without charge by the Fund. Service Organizations purchasing or holding T-Fund Plus Shares for their customer accounts may charge customer fees for cash management and other services provided in connection with their accounts. In addition, if a customer has agreed with a particular Service Organization to maintain a minimum balance in its account with the Service Organization and the balance in such account falls below that minimum, the customer may be obliged by the Service Organization to redeem all or part of its shares in the Fund to the extent necessary to maintain the required minimum balance in such account. A customer should, therefore, consider the terms of its account with a Service Organization before purchasing T-Fund Plus Shares. A Service Organization purchasing or redeeming Fund shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

     The business and affairs of the Fund are managed under the direction of the Company's Board of Trustees.

INVESTMENT ADVISER AND SUB-ADVISER


     PIMC, a wholly-owned, indirect subsidiary of PNC Bank, serves as the Fund's investment adviser. PIMC is one of the largest bank managers of mutual funds, with assets currently under management in excess of $39 billion. PIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank serves as the Fund's sub-adviser. PNC Bank is one of the largest bank managers of investments for individuals in the United States, and together with its predecessors has been in the business of managing the investments of fiduciary and other accounts since 1847. PNC Bank is a wholly-owned, indirect subsidiary of PNC Bank Corp. and has its principal offices at 1600 Market Street, Philadelphia, Pennsylvania 19103. In 1973, Provident National Bank (predecessor to PNC Bank) commenced advising the first institutional money market mutual fund - a U.S. dollar-denominated constant net asset value fund - offered in the United States. PIMC and PNC Bank also serve as investment adviser and sub-adviser, respectively, to the Company's FedFund, Federal Trust Fund and Treasury Trust Fund portfolios.

     PNC Bank Corp., a multi-bank holding company headquartered in Pittsburgh, Pennsylvania, is one of the largest financial services organizations in the United States with banking subsidiaries in Pennsylvania, New Jersey, Delaware, Ohio, Kentucky, Indiana, Massachusetts and Florida. Its major businesses include corporate banking, consumer banking, real estate banking, mortgage banking and asset management.


     As investment adviser, PIMC manages the Fund's portfolio and is responsible for all purchases and sales of the Fund's portfolio securities. PIMC also maintains certain of the Fund's financial accounts and records and computes the Fund's net asset value and net income. For the investment advisory services provided and expenses assumed by it, PIMC is entitled to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. PIMC and the administrators may from time to time reduce the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. Any fees waived or expenses reimbursed by PIMC and the administrators with respect to a particular fiscal year are not recoverable. For the fiscal year ended October 31, 1997, the Fund paid investment advisory fees aggregating .08% (estimated) of its average net assets.


     As sub-adviser, PNC Bank provides research, credit analysis and recommendations with respect to the Fund's investments, and supplies PIMC with certain computer facilities, personnel and other services. For its sub-advisory services, PNC Bank is entitled to receive from PIMC an amount equal to 75% of the investment advisory fee paid by the Fund to PIMC (subject to adjustment in certain circumstances). The sub-advisory fees paid by PIMC to PNC Bank have no effect on the investment advisory fees payable by the Fund to PIMC. PNC Bank also serves as the Fund's custodian. The services provided by PNC Bank and PIMC and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

ADMINISTRATORS


     PFPC, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, and PDI, whose principal business address is Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428, serve as administrators. PFPC is an indirect wholly-owned subsidiary of PNC Bank Corp. All of the outstanding stock of PDI is owned by PDI's chief executive officer. The administrative services provided by the administrators, which are described more fully in the Statement of Additional Information, include providing and supervising the operation of an automated data processing system to process purchase and redemption orders; assisting in maintaining the Fund's Wilmington, Delaware office; performing administrative services in connection with the Fund's computer access program maintained to facilitate shareholder access to the Fund; accumulating information for and coordinating the preparation of reports to the Fund's shareholders and the SEC; and maintaining the registration or qualification of the Fund's shares for sale under state securities laws. PFPC and PDI are each responsible for carrying out the duties undertaken pursuant to the Administration Agreement with the Fund.


     For their administrative services, the administrators are entitled jointly to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. (For information regarding the administrators' fee waivers and expense reimbursements, see "Investment Adviser and Sub-Adviser" above.) The Fund also reimburses each administrator for its reasonable out-of-pocket expenses incurred in connection with the Funds' computer access program. For the fiscal year ended October 31, 1997, the Fund paid administration fees aggregating .08% (estimated) of its average net assets.


     PFPC also serves as transfer agent, registrar and dividend disbursing agent. PFPC's address as transfer agent is P.O. Box 8950, Wilmington, Delaware 19885-9628. The services provided by PFPC and PDI and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

DISTRIBUTOR

     PDI, whose principal business address is set forth above under "Administrators," also serves as distributor of the Fund's shares. Fund shares are sold on a continuous basis by the distributor as agent.

DISTRIBUTION AND SERVICE PLAN

     Under the Fund's Distribution and Service Plan (the "Plan"), T-Fund Plus Shares bear the expense of distribution fees of up to .25% and shareholder servicing fees of up to .25%, on an annualized basis, of the average daily net asset value of the outstanding T-Fund Plus Shares.

     The distribution fees consist of payments made to PDI for distribution and sales support services. The distribution fees will be used to compensate PDI for distribution services and sales support services provided in connection with the offering and sale of T-Fund Plus Shares. The distribution fees may also be used to reimburse PDI for related expenses, including payments to Service Organizations for sales support services and related expenses. The Fund currently intends to limit the distribution fees to no more than .15% (on an annualized basis) of the average daily net asset value of the outstanding T-Fund Plus Shares. Payments under the Plan are not tied directly to out-of-pocket expenses and therefore may be used by the recipients as they choose (for example, to defray their overhead expenses).

     The shareholder servicing fees are paid to Service Organizations which enter into service agreements with the Fund to render certain support services to their customers who are the beneficial owners of T-Fund Plus Shares. In consideration for a shareholder servicing fee of up to .25% (annualized) of the average daily net asset value of T-Fund Plus Shares owned by their customers, Service Organizations provide services to their customers including: responding to customer inquiries relating to the services performed by the Service Organization and to customer inquiries concerning their investments in T-Fund Plus Shares; providing information periodically to customers showing their positions in T-Fund Plus Shares; and other similar shareholder liaison services.

     Service Organizations may charge their clients additional fees for account services. As previously noted, customers who are beneficial owners of T-Fund Plus Shares should read this Prospectus in light of the terms and fees governing their accounts with Service Organizations.

EXPENSES

     Except as noted above and in the Statement of Additional Information, the Fund's service contractors bear all expenses in connection with the performance of their services. Similarly, the Fund bears the expenses incurred in its operations. With regard to fees paid exclusively by T-Fund Plus Shares, see "Distribution and Service Plan" above.

BANKING LAWS

     Banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company engaged continuously in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Fund shares. Such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company for or upon the order of customers. PNC Bank, PIMC and PFPC, as well as some Service Organizations, are subject to such banking laws and regulations, but believe they may perform the services for the Fund contemplated by their respective agreements, this Prospectus and the Statement of Additional Information without violating applicable banking laws or regulations.

     Should future legislative, judicial or administrative action prohibit or restrict the activities of bank Service Organizations in connection with the provision of support services to their customers, the Fund might be required to alter or discontinue its arrangements with Service Organizations and change its method of operations with respect to T-Fund Plus Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any customer.

                                   DIVIDENDS


     Shareholders of the Fund are entitled to dividends and distributions arising only from the net investment income and capital gains, if any, earned on investments held by the Fund. The Fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year. Shares begin accruing dividends on the day the purchase order for the shares is executed and continue to accrue dividends through the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class. The Fund does not expect to realize net long-term capital gains.


     Dividends are determined in the same manner for each class of shares of the Fund but may differ in amount because of the difference in the expenses paid by the different classes.

     Institutional shareholders may elect to have their dividends reinvested in additional full and fractional shares of T-Fund Plus Shares at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Such election, or any revocation thereof, must be made in writing to PFPC at P.O. Box 8950, Wilmington, Delaware 19885-9628, and will become effective after its receipt by PFPC with respect to dividends paid.

     PFPC, as transfer agent, will send each Fund shareholder or its authorized representative an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax qualification.

                                     TAXES

     The Fund qualified in its last taxable year and intends to qualify in future years as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). A regulated investment company is generally exempt from federal income tax on amounts distributed to its shareholders.


     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders at least 90% of its investment company taxable income for such year. In general, the Fund's investment company taxable income will be its taxable income (including interest and short-term capital gains, if any), subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Fund intends to distribute substantially all of its investment company taxable income each year. Such distributions will be taxable as ordinary income to the Fund's shareholders that are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) It is anticipated that none of the Fund's distributions will be eligible for the dividends received deduction for corporate shareholders. The Fund does not expect to realize long-term capital gains and, therefore, does not contemplate payment of any "capital gain dividends," as described in the Code.


     Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year, in the event such dividends are actually paid during January of the following year.

     The foregoing discussion is only a brief summary of some of the important federal tax considerations generally affecting the Fund and its shareholders. As indicated above, IRAs receive special tax treatment. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisors with specific reference to their own tax situations.

                                     YIELDS

     From time to time, in advertisements or reports to shareholders, "yields" and "effective yields" for T-Fund Plus Shares may be quoted. Yield quotations are computed separately for each separate class or sub-class of shares. The "yield" for T-Fund Plus Shares refers to the income generated by an investment in such shares over a specified period (such as a seven-day period). This income is then "annualized"; that is, the amount of income generated by the investment during that period is assumed to be generated for each such period over a 52-week or one year period and is shown as a percentage of the investment. The "effective yield" is calculated similar but, when annualized, the income earned by an investment in T-Fund Plus Shares is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     The Fund's yields may be compared to those of other mutual funds with similar objectives, to stock or other relevant indices, or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data are reported in national financial publications such as IBC/Donoghue's Money Fund Report(R), The Wall Street Journal, and The New York Times, reports prepared by Lipper Analytical Services, Inc., and publications of a local or regional nature.

     The Fund's yield figures for a particular class or sub-class of shares represent the Fund's past performance, will fluctuate, and should not be considered as representative of future results. The yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. Any fees charged by Service Organizations directly to their customers in connection with investments in T-Fund Plus Shares are not reflected in the Fund's yield for those shares; such fees, if charged, would reduce the actual return received by customers on their investments. The methods used to compute the Fund's yields are described in more detail in the Statement of Additional Information. Investors may call 800-821-6006 (T-Fund Plus Shares code: 32) to obtain current yield information.

                    DESCRIPTION OF SHARES AND MISCELLANEOUS

     The Company is a Pennsylvania business trust established on May 14, 1975. Effective March 2, 1987, the Company's name was changed from Trust for Short-Term Federal Securities to Trust for Federal Securities. The Company commenced operations of the Fund in March, 1980.

     The Company's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest in the Company and to classify or reclassify any unissued shares into one or more additional classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of nine classes of shares designated as FedFund, FedFund Dollar, T-Fund, T-Fund Dollar, T-Fund Plus, Federal Trust, Federal Trust Dollar, Treasury Trust and Treasury Trust Dollar. The Declaration of Trust further authorizes the trustees to classify or reclassify any class of shares into one or more sub-classes.

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO T-FUND PLUS SHARES OF THE FUND. INVESTORS WISHING TO OBTAIN SIMILAR INFORMATION REGARDING THE FUND'S OTHER CLASSES OF SHARES OR THE COMPANY'S FEDFUND, FEDERAL TRUST FUND AND TREASURY TRUST FUND PORTFOLIOS MAY OBTAIN SEPARATE PROSPECTUSES DESCRIBING THOSE PORTFOLIOS BY CALLING 800-998-7633.

     The Company does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a member of the Board of Trustees upon written request of shareholders owning at least 10% of the outstanding shares of the Company entitled to vote.

     Each Fund share represents an equal proportionate interest in the assets belonging to the Fund. Each share is without par value and has no preemptive or conversion rights. When issued for payment as described in this Prospectus, shares will be fully paid and non-assessable.

     Holders of the Company's T-Fund Plus Shares, T-Fund Shares and T-Fund Dollar Shares will vote in the aggregate and not by class or sub-class on all matters, except (i) where otherwise required by law, (ii) only T-Fund Dollar Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to certain organizations providing services to those shares, (iii) only T-Fund Plus Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Service Organizations and (iv) only T-Fund Plus Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to distribution fees. Further, shareholders of all of the Company's portfolios will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. (See the Statement of Additional Information under "Additional Description Concerning Fund Shares" for examples where the 1940 Act requires voting by portfolio.) Shareholders of the Company are entitled to one vote for each full share held (irrespective of class, sub-class, or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of the Company may elect all of the trustees.

     For information concerning the redemption of Fund shares and possible restrictions on their transferability, see "Purchase and Redemption of Shares."

     As stated above, the Company is organized as a trust under the laws of the Commonwealth of Pennsylvania. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligations of the trust. The Company's Declaration of Trust provides for indemnification out of the trust property of any shareholder of the Fund held personally liable solely by reason of being or having been a shareholder and not because of any acts or omissions or some other reason.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

       NO PERSON HAS BEEN AUTHORIZED
       TO GIVE ANY INFORMATION OR TO
       MAKE ANY REPRESENTATIONS NOT
       CONTAINED IN THIS PROSPECTUS,
       OR IN THE FUND'S STATEMENT OF
       ADDITIONAL INFORMATION
       INCORPORATED HEREIN BY
       REFERENCE, IN CONNECTION WITH
       THE OFFERING MADE BY THIS
       PROSPECTUS AND, IF GIVEN OR
       MADE, SUCH INFORMATION OR
       REPRESENTATIONS MUST NOT BE
       RELIED UPON AS HAVING BEEN
       AUTHORIZED BY THE COMPANY OR
       ITS DISTRIBUTOR. THIS
       PROSPECTUS DOES NOT
       CONSTITUTE AN OFFERING BY THE
       COMPANY OR BY THE DISTRIBUTOR
       IN ANY JURISDICTION IN WHICH
       SUCH OFFERING MAY NOT
       LAWFULLY BE MADE.

     ---------------------------------------------------------------------------
             TABLE OF CONTENTS

                                          PAGE
                                         ------
         Background and Expense
           Information...................      2
         Investment Objective and
           Policies......................      3
         Purchase and Redemption of
           Shares........................      4
         Management of the Fund..........      6
         Dividends.......................      9
         Taxes...........................     10
         Yields..........................     10
         Description of Shares and
           Miscellaneous.................     11

       PIF-P-006P

                                                        T-FUND

                                                      PLUS SHARES
                                                AN INVESTMENT PORTFOLIO
                                                      OFFERED BY
                                             TRUST FOR FEDERAL SECURITIES
                                                      Prospectus

                                                   February 28, 1998

                               FEDFUND AND T-FUND

                        Investment Portfolios Offered By
                          Trust for Federal Securities

                      Statement of Additional Information


                               February 28, 1998


                               TABLE OF CONTENTS

                                                                                                       Page
         THE COMPANY.............................................................................................  1

         INVESTMENT OBJECTIVES AND POLICIES......................................................................  1

         ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..........................................................  5

         MANAGEMENT OF THE FUNDS.................................................................................  8

         ADDITIONAL INFORMATION CONCERNING TAXES................................................................  20

         DIVIDENDS............................................................................................... 22

         ADDITIONAL YIELD INFORMATION............................................................................ 22

         ADDITIONAL DESCRIPTION CONCERNING FUND SHARES........................................................... 26

         COUNSEL................................................................................................. 27

         AUDITORS................................................................................................ 27

         MISCELLANEOUS........................................................................................... 27

         APPENDIX A.............................................................................................. A-1


         This Statement of Additional Information is meant to be read in conjunction with the Prospectuses for FedFund and T-Fund, each dated February 28, 1998, and is incorporated by reference in its entirety into those Prospectuses. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of FedFund or T-Fund should be made solely upon the information contained herein. Copies of the Prospectuses for FedFund and T-Fund may be obtained by calling 800-821-7432. Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.

                                  THE COMPANY

         Trust for Federal Securities (Trust for Short-Term Federal Securities prior to March 2, 1987) is a no-load, diversified, open-end investment company designed primarily as a vehicle by which institutional investors can invest cash reserves in a choice of portfolios consisting of government securities. Trust for Federal Securities (the "Company") consists of four separate investment portfolios--FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund. This Statement of Additional Information relates primarily to the Company's FedFund and T-Fund portfolios (the "Funds").

         The securities held by FedFund consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements relating to such obligations. Securities held by T-Fund are limited to U.S. Treasury bills, notes and other direct obligations of the U.S. Treasury and repurchase agreements relating to direct Treasury obligations. Although both Funds have the same investment adviser and have comparable investment objectives, their yields normally will differ due to their differing cash flows and differences in the specific portfolio securities held.

         THIS STATEMENT OF ADDITIONAL INFORMATION AND THE FUNDS' PROSPECTUSES RELATE PRIMARILY TO THE FUNDS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS RELATING TO THE FUNDS. INVESTORS WISHING TO OBTAIN SIMILAR INFORMATION REGARDING THE COMPANY'S FEDERAL TRUST FUND OR TREASURY TRUST FUND PORTFOLIOS MAY OBTAIN SEPARATE PROSPECTUSES DESCRIBING THOSE PORTFOLIOS BY CALLING THE DISTRIBUTOR AT 800-998-7633.

                       INVESTMENT OBJECTIVES AND POLICIES

         As stated in the Funds' Prospectuses, the investment objective of each Fund is to seek current income with liquidity and security of principal. The following policies supplement the description in the Prospectuses of the investment objectives and policies of the Funds.

PORTFOLIO TRANSACTIONS

         Subject to the general control of the Company's Board of Trustees, PNC Institutional Management Corporation ("PIMC"), the Funds' investment adviser, is responsible for, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Funds. Purchases and sales of portfolio securities are usually principal transactions without brokerage commissions. In making portfolio investments, PIMC seeks to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one dealer are comparable, PIMC may, in its discretion, effect transactions in portfolio securities with dealers who provide the Company with research advice or other services. Although the Funds will not seek profits through short-term trading, PIMC may, on behalf of the Funds, dispose of any portfolio security prior to its maturity if it believes such disposition is advisable.

         Investment decisions for the Funds are made independently from those for other investment company portfolios or accounts advised or managed by PIMC. Such other portfolios may invest in the same securities as the Funds. When purchases or sales of the same security are made at substantially the same time on behalf of such other portfolios, transactions are averaged as to price, and available investments allocated as to amount, in a manner which PIMC believes to be equitable to each portfolio, including either Fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained for a Fund. To the extent permitted by law, PIMC may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other investment company portfolios in order to obtain best execution.

         Portfolio securities will not be purchased from or sold to and the Funds will not enter into repurchase agreements or reverse repurchase agreements with PIMC, PNC Bank, National Association ("PNC Bank"), PFPC Inc. ("PFPC"), Provident Distributors, Inc. ("PDI") or any affiliated person (as such term is defined in the Investment Company Act of 1940 (the "1940 Act") of any of them, except to the extent permitted by the Securities and Exchange Commission (the "SEC"). Furthermore, with respect to such transactions, securities and repurchase agreements, the Funds will not give preference to Service Organizations with whom the Funds enter into agreements concerning the provision of support services to their customers. (See the Prospectuses, "Management of the Fund--Service Organizations" and "Distribution and Service Plan.")

         The Funds do not intend to seek profits through short-term trading. The Funds' annual portfolio turnover rates will be relatively high but the Funds' portfolio turnover is not expected to have a material effect on its net incomes. The portfolio turnover rate for each of the Funds is expected to be zero for regulatory reporting purposes.

ADDITIONAL INFORMATION ON INVESTMENT PRACTICES

         The repurchase price under the repurchase agreements described in the Funds' Prospectuses generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Funds' custodian, sub-custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

         Whenever FedFund enters into reverse repurchase agreements as described in its Prospectus, it will place in a segregated custodial account liquid assets having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by FedFund under the 1940 Act.

         As stated in the Funds' Prospectuses, the Funds may purchase securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase when-issued securities, its custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case such Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of such Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Funds will set aside cash or liquid assets to satisfy their respective purchase commitments in the manner described, such a Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets. Neither Fund intends to purchase when-issued securities for speculative purposes but only in furtherance of its investment objectives. The Funds reserve the right to sell the securities before the settlement date if it is deemed advisable.

         When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         With respect to loans by FedFund of its portfolio securities as described in its Prospectus, the Fund would continue to accrue interest on loaned securities and would also earn income on loans. Any cash collateral received by FedFund in connection with such loans would be invested in short-term U.S. government obligations to the extent permitted by the Fund's investment limitations, below.

         Neither Fund will invest more than 10% of the value of its assets in investments which are not readily marketable if such investment occurs immediately after the purchase of a security which is not a readily marketable security. Securities for purposes of this limitation do not include securities which have been determined to be liquid by the Fund's Board of Trustees based upon the trading markets for such securities.

INVESTMENT LIMITATIONS

         The Funds' Prospectuses summarize certain investment limitations that may not be changed without the affirmative vote of the holders of a "majority of the outstanding shares" of the respective Fund (as defined below under "Miscellaneous"). Below is a complete list of the Funds' investment limitations that may not be changed without such a vote of shareholders.

         1. FedFund may not purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, some of which may be subject to repurchase agreements. There is no limit on the amount of FedFund's assets which may be invested in the securities of any one issuer of such obligations.

         2. T-Fund may not purchase securities other than direct obligations of the U.S. Treasury such as Treasury bills and notes, some of which may be subject to repurchase agreements. There is no limit on the amount of T-Fund's assets which may be invested in securities of any one issuer of such obligations.

FedFund and T-Fund may not:

         3. Borrow money except from banks for temporary purposes and then in an amount not exceeding 10% of the value of the particular Fund's total assets, or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the particular Fund's total assets at the time of such borrowing. (This borrowing provision is not for investment leverage, but solely to facilitate management of each Fund by enabling the Company to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous.) Borrowing may take the form of a sale of portfolio securities accompanied by a simultaneous agreement as to their repurchase. Interest paid on borrowed funds will not be available for investment.

         4. Act as an underwriter.

         5. Make loans except that the Funds may purchase or hold debt obligations in accordance with their respective investment objective and policies, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral consisting of cash or securities which are consistent with the lending Fund's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Fund's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Company, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.

         6. The Company will not purchase or sell real estate or commodities or commodity contracts.

         Although Investment Limitation No. 5 above would permit each Fund to lend its portfolio securities, T-Fund has no current policy permitting such activity.

                                *      *      *

         Neither Fund will invest in inverse floaters, range notes or mortgage derived interest-only notes.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

IN GENERAL

         Information on how to purchase and redeem a Fund's shares is included in its Prospectus. The issuance of shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

         The regulations of the Comptroller of the Currency provide that funds held in a fiduciary capacity by a national bank approved by the Comptroller to exercise fiduciary powers must be invested in accordance with the instrument establishing the fiduciary relationship and local law. The Company believes that the purchase of FedFund shares and T-Fund shares by such national banks acting on behalf of their fiduciary accounts is not contrary to applicable regulations if consistent with the particular account and proper under the law governing the administration of the account.

         Prior to effecting a redemption of shares represented by certificates, PFPC, the Funds' transfer agent, must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance the signature guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchange Medallion Signature Program
(MSP) and the New York Stock Exchange, Inc. Medallion Securities Program. Signature guarantees that are not part of these programs will not be accepted. The Funds may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.


         Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

         In addition, the Funds may redeem shares involuntarily in certain other instances if the Board of Trustees determines that failure to redeem may have material adverse consequences to a Fund's shareholders in general. Each Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the Fund's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable. In such a case, the Fund may make payment wholly or partly in securities or other property, valued in the same way as the Fund determines net asset value. (See "Net Asset Value" below for an example of when such redemption or form of payment might be appropriate.) Redemption in kind is not as liquid as a cash redemption. Shareholders who receive a redemption in kind may incur transaction costs if they sell such securities or property, and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.

         Any institution purchasing shares on behalf of separate accounts will be required to hold the shares in a single nominee name (a "Master Account"). Institutions investing in more than one of the Company's portfolios or classes of shares must maintain a separate Master Account for each portfolio and class of shares. Sub-accounts may be established by name or number either when the Master Account is opened or later.

NET ASSET VALUE


         Net asset value per share of each class of shares in a particular Fund is calculated by adding the value of all portfolio securities and other assets belonging to a Fund that are attributable to a class, subtracting the Fund's liabilities attributable to the class, and dividing the result by the number of outstanding shares in the class. "Assets belonging to" a Fund consist of the consideration received upon the issuance of shares together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange or liquidation of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular portfolio. Assets belonging to a particular Fund are charged with the direct liabilities of that Fund and with a share of the general liabilities of the Company allocated in proportion to the relative net assets of such Fund and the Company's other portfolios. Determinations made in good faith and in accordance with generally accepted accounting principles by the Board of Trustees as to the allocations of any assets or liabilities with respect to a Fund are conclusive. The expenses that are charged to a Fund are borne equally by each share of the Fund except for payments to Service Organizations under the Shareholder Services Plan that are borne solely by Dollar Shares and payments to Service Organizations under the Distribution and Service Plan that are borne solely by Plus Shares.

         As stated in the Funds' Prospectuses, in computing the net asset value of shares of the Funds for purposes of sales and redemptions, the Funds use the amortized cost method of valuation. Under this method, the Funds value each of their portfolio securities at cost on the date of purchase and thereafter assume a constant proportionate amortization of any discount or premium until maturity of the security. As a result, the value of a portfolio security for purposes of determining net asset value normally does not change in response to fluctuating interest rates. While the amortized cost method provides certainty in portfolio valuation, it may result in valuations for the Funds' securities which are higher or lower than the market value of such securities.

         In connection with their use of amortized cost valuation, each of the Funds limits the dollar-weighted average maturity of its portfolio to not more than 90 days and does not purchase any instrument with a remaining maturity of more than thirteen months (with certain exceptions). In determining the average weighted portfolio maturity of each Fund, a variable rate obligation that is issued or guaranteed by the U.S. Government, or an agency or instrumentality thereof, is deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. The Company's Board of Trustees has also established procedures, pursuant to rules promulgated by the SEC, that are intended to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. Such procedures include the determination at such intervals as the Board deems appropriate, of the extent, if any, to which each Fund's net asset value per share calculated by using available market quotations or a matrix believed to provide reliable values deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1% with respect to either Fund, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviation from the $1.00 amortized cost price per share of a Fund may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the Fund's average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; or utilizing a net asset value per share determined by using available market quotations.

                            MANAGEMENT OF THE FUNDS

TRUSTEES AND OFFICERS

         The Company's trustees and executive officers, their addresses, ages, principal occupations during the past five years and other affiliations are provided below. In addition to the information set forth below, the trustees serve in the following capacities:

         Each trustee of the Company serves as a director of Temporary Investment Fund, Inc. ("Temp") and as a trustee of Municipal Fund for Temporary Investment ("Muni"). In addition, Messrs. Fortune and Pepper are directors of Independence Square Income Securities, Inc. ("ISIS") and Managing General Partners of Chestnut Street Exchange Fund ("Chestnut"); Messrs. Pepper and Johnson are directors of Municipal Fund for California Investors, Inc. ("Cal Muni"); and Mr. Johnson is a director of Municipal Fund for New York Investors, Inc. ("New York Muni") and a director of the International Dollar Reserve Fund ("IDR").


         Each of the Company's officers holds like offices with Temp and Muni. In addition, Mr. Pepper is Chairman of the Board of Cal Muni; and Mr. Fortune is President and Chairman of the Boards of ISIS and Chestnut.



                                                               Principal Occupations
                                      Position with the        During Past 5 Years
Name and Address                           Company             and Other Affiliations
----------------                      -----------------        ----------------------
G.  NICHOLAS BECKWITH, III            Trustee                  President and Chief Executive
Beckwith Machinery Company                                     Officer, Beckwith Machinery Company;
Post Office Box 8718                                           Chairman of the Board of Trustees,
Pittsburgh, PA 15221 Age 53                                    Shadyside Hospital; Vice Chairman
                                                               of the Board of Trustees, Shadyside
                                                               Academy; Trustee, Claude Washington
                                                               Benedum Foundation; Trustee, Chatham College.


PHILIP E. COLDWELL2,3,4               Trustee                  Economic Consultant; Chairman,
Coldwell Financial                                             Coldwell Financial Consultants, Member
Consultants                                                    of the Board of Governors of the Federal
3330 Southwestern Blvd.                                        Reserve System, 1974 to 1980; President,
Dallas, Texas 75225                                            Federal Reserve Bank of Dallas, 1968 to
Age 75                                                         1974; Director, Maxus Energy
                                                               Corporation (energy products)
                                                               (1989 - 1993); Director, Diamond
                                                               Shamrock Corp. (energy and chemical
                                                               products) until 1987.



ROBERT R. FORTUNE2,3,4                Trustee                  Financial Consultant; Chairman,
2920 Ritter Lane                                               President and Chief Executive Officer
Allentown, PA  18104                                           of Associated Electric & Gas Insurance
Age 81                                                         Services Limited, 1984-1993;
                                                               Member of the Financial Executives
                                                               Institute and American Institute of
                                                               Certified Public Accountants.




JERROLD B. HARRIS                     Trustee                  President and Chief
706 Haldane Drive                                              Executive Officer, VWR
Kennett Square, PA  19348                                      Corporation 1990 to present.
Age 55



RODNEY D. JOHNSON3,4                    Trustee                 President, Fairmount Capital Advisors, Inc.
Fairmount Capital                                               (financial advising) since 1987; Treasurer,
  Advisors, Inc.                                                North Philadelphia Health System (formerly
1435 Walnut Street                                              Girard Medical Center), 1988 to 1992; Member,
Drexel Building                                                 Board of Education, School District of
Philadelphia, PA  19102                                         Philadelphia, 1983 to 1988; Treasurer,
Age 56                                                          Cascade Aphasia Center, 1984 to 1988.



G. WILLING PEPPER1,2                    Chairman of the         Retired; Chairman of the Board, The Institute
128 Springton Lake Road                 Board and Trustee       for Cancer Research until
Media, PA  19063                                                1979; Director, Philadelphia National Bank
Age 89                                                          until 1978; President, Scott Paper Company,
                                                                1971 to 1973; Chairman of the Board, Specialty
                                                                Composites Corp. until May 1984.

THOMAS H. NEVIN                         President               President and Chief Investment Officer, PIMC.
Bellevue Park Corporate
  Center
400 Bellevue Parkway
Wilmington, DE  19809
Age 50

LISA M. BVONO                           Treasurer               Vice President, Provident Advisers,
Bellevue Park Corporate                                         Inc. since 1997; prior thereto,
  Center                                                        Director of Finance and Compliance,
400 Bellevue Parkway                                            PDI (1993-1996); Field Supervisor,
Wilmington, DE 19809                                            National Association of Securities
Age 33                                                          Dealers, Inc. (1987-1993).

W. BRUCE McCONNEL, III                  Secretary               Partner of the law firm of Drinker
PNB Building                                                    Biddle & Reath LLP, Philadelphia, Pennsylvania.
1345 Chestnut Street
Philadelphia, PA 19107-3496
Age 55


___________

1 This trustee is considered by the Company to be an "interested person" of the Company as defined in the 1940 Act.

2        Executive Committee Member.

3        Audit Committee Member.

4        Nominating Committee Member.

         During intervals between meetings of the Board, the Executive Committee may exercise the authority of the Board of Trustees in the management of the Company's business to the extent permitted by law.


         Each of the investment companies named above receives various advisory and other services from PIMC and PNC Bank. Of the above-mentioned funds, PDI provides distribution services to Temp, Muni, Cal Muni, New York Muni and IDR. Of the above-mentioned funds, the administrators provide administration services to Temp, Muni, Cal Muni, New York Muni and IDR.



         For the fiscal year ended October 31, 1997, the Company paid a total of $91,124 to its officers and trustees in all capacities of which $64,089 was allocated to the Funds. In addition, the Company contributed $3,466 during its last fiscal year to its retirement plan for employees of which $2,412 was allocated to the Funds. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. No employee of PDI, PIMC, PFPC or PNC Bank receives any compensation from the Company for acting as an officer or trustee of the Company. The trustees and officers of the Company as a group beneficially own less than 1% of the shares of the Company's FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund portfolios.



         By virtue of the responsibilities assumed by PDI, PIMC, PFPC and PNC Bank under their respective agreements with the Company, the Company itself requires no employees in addition to its officers.

         The table below sets forth the compensation actually received from the Fund Complex of which the Company is a part by the trustees for the fiscal year ended October 31, 1997:



                                                                                                               Total
                                                            Pension or                                      Compensation
                                                            Retirement                                     from Registrant
                                       Aggregate        Benefits Accrued as          Estimated Annual          and Fund
        Name of Person,              Compensation           Part of Fund               Benefits Upon       Complex1 Paid to
            Position                from Registrant           Expenses                  Retirement             Trustees
        --------------              ---------------     -------------------          ----------------      ----------------
G. Nicholas Beckwith, III,              $13,500                 N/A                         N/A             (3)2 $ 44,000
Trustee


Philip E. Coldwell, Trustee             13,500                  N/A                         N/A             (3)2 44,000


Robert R. Fortune, Trustee              13,500                  N/A                         N/A             (5)2 63,100


Jerrold B. Harris, Trustee             13,500                   N/A                         N/A             (3)2 44,000


Rodney D. Johnson,                      13,500                  N/A                         N/A             (5)2 55,350
Trustee


G. Willing Pepper,3 Trustee              22,500                 N/A                         N/A             (6)2 93,100
and Chairman


------------

1. A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.


2. Total number of such other investment companies the trustee served on within the Fund Complex during the fiscal year ended October 31, 1997.



3. Mr. Pepper was President of the Company, Temp, Muni and Cal Muni during the fiscal year or period ended October 31, 1997.



INVESTMENT ADVISER AND SUB-ADVISER

         The advisory and sub-advisory services provided by PIMC and PNC Bank are described in the Funds' Prospectuses. For the advisory services provided and expenses assumed by it, PIMC is entitled to receive a fee, computed daily and payable monthly, based on the combined average net assets of the Funds (including Federal Trust Fund and Treasury Trust Fund) as follows:

                                 The Funds' Combined
          Annual Fees            Average Net Assets
          -----------            ------------------

          .175%...................of the first $1 billion
          .150%....................of the next $1 billion
          .125%....................of the next $1 billion
          .100%....................of the next $1 billion
          .095%....................of the next $1 billion
          .090%....................of the next $1 billion
          .085%....................of the next $1 billion
          .080% ...... of amounts in excess of $7 billion.

The advisory fee is allocated between these Funds in proportion to their relative net assets.

         PIMC and the administrators have each agreed that if, in any fiscal year, the expenses borne by a Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of the particular Fund are registered or qualified for sale to the public, they will each reimburse such Fund for one-half of any excess to the extent required by such regulations. Unless otherwise required by law, such reimbursement would be accrued and paid on the same basis that the advisory and administration fees are accrued and paid by such Fund.


         For the fiscal years ended October 31, 1995, 1996 and 1997, the Company paid fees (net of waivers) for advisory services aggregating $1,136,719, $1,092,318 and $1,161,493 with respect to FedFund, and $911,096, $1,199,099 and
$1,750,181 with respect to T-Fund, respectively. For the same fiscal years, PIMC voluntarily waived advisory fees aggregating $855,806, $764,599 and $669,760 with respect to FedFund, and, $709,383, $798,740 and $940,954 with respect to T-Fund, respectively. PIMC and PNC Bank also serve as the adviser and sub-adviser, respectively, to the Company's Federal Trust Fund and Treasury Trust Fund portfolios.

BANKING LAWS

         Certain banking laws and regulations with respect to investment companies are discussed in the Funds' Prospectuses. PIMC, PNC Bank and PFPC believe that they may perform the services for the Funds contemplated by their respective agreements, Prospectuses and this Statement of Additional Information without violation of applicable banking laws or regulations. It should be noted, however, that future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as further interpretations of present requirements, could prevent PIMC and PFPC from continuing to perform such services for the Funds and PNC Bank from continuing to perform such services for PIMC and the Funds. If PIMC, PFPC, or PNC Bank were prohibited from continuing to perform such services, it is expected that the Company's Board of Trustees would recommend that the Funds enter into new agreements with other qualified firms. Any new advisory agreement would be subject to shareholder approval as required by the 1940 Act.

         In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

ADMINISTRATOR

         As the Funds' administrators, PFPC and PDI have agreed to provide the following services: (i) assist generally in supervising the Funds' operations, including providing a Wilmington, Delaware order-taking facility with toll-free IN-WATS telephone lines, providing for the preparing, supervising and mailing of purchase and redemption order confirmations to shareholders of record, providing and supervising the operation of an automated data processing system to process purchase and redemption orders, maintaining a back-up procedure to reconstruct lost purchase and redemption data, providing information concerning the Funds to their shareholders of record, handling shareholder problems, supervising the services of individuals whose principal responsibility and function is to preserve and strengthen shareholder relations, and monitoring the arrangements pertaining to the Funds' agreements with Service Organizations; (ii) assure that persons are available to receive and transmit purchase and redemption orders;
(iii) participate in the periodic updating of the Funds' Prospectuses and Registration Statements; (iv) assist in maintaining the Funds' Wilmington, Delaware office; (v) perform administrative services in connection with the Fund's computer access program maintained to facilitate shareholder access to the Funds; (vi) accumulate information for and coordinate the preparation of reports to the Funds' shareholders and the SEC; (vii) maintain the registration or qualification of the Funds' shares for sale under state securities laws;
(viii) prepare or review, and provide advice with respect to, all sales literature (advertisements, brochures and shareholder communications) for each of the Funds and any class or sub-class thereof; and (ix) assist in the monitoring of regulatory and legislative developments which may affect the Company, participate in counseling and assisting the Company in relation to routine regulatory examinations and investigations, and work with the Company's counsel in connection with regulatory matters and litigation.


         For their administrative services, the administrators are entitled jointly to receive fees from the four Funds referred to above (including Federal Trust Fund and Treasury Trust Fund) determined and allocated in the same manner as PIMC's advisory fee set forth above. As stated in their Prospectuses, each administrator is also reimbursed for its reasonable out-of-pocket expenses incurred in connection with the Fund's computer access program. For the fiscal year ended October 31, 1997, FedFund and T-Fund paid fees (net of waivers) for administration fees aggregating $1,161,493 and $1,750,181. For the same fiscal year, PFPC and PDI voluntarily waived administration fees aggregating $669,760 with respect to FedFund and $940,954 with respect to T-Fund. For the fiscal year ended October 31, 1996, the FedFund and T-Fund paid fees (net of waivers) for administration fees aggregating $1,092,318 and $1,199,099, respectively. For the same fiscal year, PFPC and PDI voluntarily waived administration fees aggregating $764,599 with respect to FedFund and $798,740 with respect to T-Fund. For the fiscal year ended October 31, 1995, the Company paid fees (net of waivers) for administration fees aggregating $1,136,718 with respect to FedFund and $911,096 with respect to T-Fund. For the same fiscal year, PFPC and PDI voluntarily waived administration fees aggregating $855,806 with respect to FedFund and $709,383 with respect to T-Fund.


         PFPC, a wholly owned, indirect subsidiary of PNC Bank provides administrative or and/or sub-administrative services to investment companies which are distributed by PDI. PFPC and PDI also serve as co-administrators of the Company's Federal Trust Fund and Treasury Trust Fund portfolios.

DISTRIBUTOR

         PDI acts as the distributor of the Funds' shares. Each Fund's shares are sold on a continuous basis by the distributor as agent, although it is not obliged to sell any particular amount of shares. PDI will prepare or review, provide advice with respect to, and file with the federal and state agencies or other organization as required by federal, state, or other applicable laws and regulations, all sales literature (advertisements, brochures and shareholder communications) for each of the Funds and any class or sub-class thereof. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Funds
                                      -15-

(excluding preparation and printing expenses necessary for the continued registration of Fund shares) and of preparing, printing and distributing all sales literature. PDI also serves as the distributor for the Company's Federal Trust Fund and Treasury Trust Fund portfolios. PDI is a Delaware corporation, with its principal place of business located at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428.

CUSTODIAN AND TRANSFER AGENT

         Pursuant to a Custodian Agreement, PNC Bank serves as the Funds' custodian. Under the Agreement, PNC Bank has agreed to provide the following services: (i) maintain a separate account or accounts in the name of the Funds;
(ii) hold and disburse portfolio securities on account of the Funds; (iii) collect and make disbursements of money on behalf of the Funds; (iv) collect and receive all income and other payments and distributions on account of the Funds' portfolio securities; and (v) make periodic reports to the Board of Trustees concerning the Funds' operations. The Custodian Agreement permits PNC Bank, on 30 days' notice, to assign its rights and delegate its duties thereunder to any other affiliate of PNC Bank or PNC Bank Corp., provided that PNC Bank remains responsible for the performance of the delegate under the Custodian Agreement.


         The Funds reimburse PNC Bank for its direct and indirect costs and expenses incurred in rendering custodial services. Under the Custodian Agreement, each Fund pays PNC Bank an annual fee equal to $.25 for each $1,000 of such Fund's average daily gross assets, which fee declines as such Fund's average daily gross assets increase. In addition, each Fund pays the custodian certain types of transaction charges and reimburses the custodian for out-of-pocket expenses incurred on behalf of the Fund.



         For the fiscal years ended October 31, 1995, 1996 and 1997 FedFund paid fees for custodian services aggregating $238,805, $227,936 and $226,180, respectively. For the same fiscal years, T-Fund paid fees for custodian services aggregating $212,601, $238,530 and $319,182, respectively. PNC Bank also serves as custodian for the Company's Federal Trust Fund and Treasury Trust Fund portfolios. PNC Bank's principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103.


         PFPC also serves as the Funds' transfer agent, registrar and dividend disbursing agent pursuant to a Transfer Agency Agreement. Under the Agreement, PFPC has agreed to provide the following services: (i) maintain a separate account or accounts in the name of the Funds; (ii) issue, transfer and redeem shares of the Funds; (iii) disburse dividends and distributions, in the manner described in each Fund's Prospectus, to shareholders of the Fund; (iv) transmit all communications by the Funds to their shareholders or their authorized representatives, including reports to shareholders, distribution and dividend notices and proxy materials for meetings of shareholders; (v) prepare and file with the appropriate taxing authorities reports or notices relating to dividends and distributions made by the Funds; (vi) respond to correspondence by shareholders, security brokers and others relating to its duties; (vii) maintain shareholder accounts; and (viii) make periodic reports to the Company's Board of Trustees concerning the Funds' operations. The Transfer Agency Agreement permits PFPC, on 30-days' notice, to assign its rights and duties thereunder to any other affiliate of PNC Bank or PNC Bank Corp., provided that PFPC remains responsible for the performance of the delegate under the Transfer Agency Agreement.


         Under the Transfer Agency Agreement, each Fund pays PFPC fees at an annual rate of $12.00 per account and sub-account maintained by PFPC plus $1.00 for each purchase or redemption transaction by an account (other than a purchase transaction made in connection with the automatic reinvestment of dividends). Payments to PFPC for sub-accounting services provided by others are limited to the amount which PFPC pays to others for such services. In addition, the Funds reimburse PFPC for out-of-pocket expenses related to such services. For the fiscal years ended October 31, 1995, 1996 and 1997 FedFund paid fees for transfer agency services aggregating, $99,287, $129,101 and $112,270, respectively. For the same fiscal years, T-Fund paid fees for transfer agency services aggregating, $65,092, $119,290 and $128,647, respectively. PFPC also serves as transfer agent, registrar and dividend disbursing agent for the Company's Federal Trust Fund and Treasury Trust Fund.


ORGANIZATIONS SERVICING THE DOLLAR SHARES


         FedFund and T-Fund each currently offer a series of shares, Dollar shares, which, as stated in the Funds' Prospectuses, the Funds will enter into an agreement with each Service Organization which purchases Dollar shares ("Dollar Share Service Organizations") requiring it to provide support services to its customers who beneficially own Dollar shares in consideration of the Funds' payment of .25% (on an annualized basis) of the average daily net asset value of the Dollar shares held by the Dollar Share Service Organization for the benefit of customers. Such services include: (i) answering client inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the clients' investments; (ii) assisting clients in designating and changing dividend options, account designations and addresses; (iii) arranging for bank wires; (iv) responding to customer inquiries relating to the services performed by the Dollar Share Service Organization; (v) implementing marketing and promotional activities, including direct mail; (vi) distributing sales literature; (vii) providing for sales support services such as for telephone facilities; (viii) paying commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of Service Organization, attributable to sales support activities; and (ix) providing such other similar services as requested to the extent permitted under applicable statutes, rules or regulations. For the fiscal year ended October 31, 1997, the Company paid $958,958 in servicing fees to an affiliate of the Company's adviser (representing 42.8% of the aggregate servicing fees paid by the Company) of which $12,793 and $664,865 was allocated to FedFund and T-Fund, respectively, pursuant to the service agreements discussed above in effect during such period.


         Each Fund's agreements with Dollar Share Service Organizations are governed by a Shareholder Services Plan (the "Plan") that has been adopted by the Company's Board of Trustees. Pursuant to each Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended under the Fund's agreements with Dollar Share Service Organizations and the purposes for which the expenditures were made. In addition, the Funds' arrangements with Dollar Share Service Organizations must be approved annually by a majority of the Company's trustees, including a majority of the trustees who are not "interested persons" of the Company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

         The Board of Trustees has approved the Funds' arrangements with Dollar Share Service Organizations based on information provided by the Funds' service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording the Funds greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner. Any material amendment to the Funds' arrangements with Dollar Share Service Organizations must be approved by a majority of the Company's Board of Trustees (including a majority of the non-interested trustees). So long as the Funds' arrangements with Dollar Share Service Organizations are in effect, the selection and nomination of the members of the Company's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such non- interested trustees.

DISTRIBUTION AND SERVICE PLAN

         Pursuant to T-Fund's Distribution and Service Plan (the "Plus Shares Plan"), the Fund may pay PDI fees for distribution and sales support services. Currently, as described further below, only T-Fund Plus Shares bear the expense of distribution fees under the Plus Shares Plan. In addition, the Fund may pay PDI fees for the provision of personal services to shareholders and the processing and administration of shareholder accounts. PDI, in turn, determines the amount of the service fee to be paid to other Service Organizations that purchase Plus Shares ("Plus Share Service Organizations"). The Plus Shares Plan provides, among other things, that: (i) the Board of Trustees shall receive quarterly reports regarding the amounts expended under the Plus Shares Plan and the purposes for which such expenditures were made; (ii) the Plus Shares Plan will continue in effect for so long as its continuance is approved at least annually by the Board of Trustees in accordance with Rule 12b-1 under the 1940 Act; (iii) any material amendment thereto must be approved by the Board of Trustees, including the trustees who are not "interested persons" of the Fund (as defined in the 1940
Act) and who have no direct or indirect financial interest in the operation of the Plus Shares Plan or any agreement entered into in connection with the Plus Shares Plan (the "12b-1 Trustees"), acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which T-Fund Plus Shares may bear for distribution services pursuant to the Plus Shares Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the 12b-1 Trustees; and
(v) while the Plus Shares Plan remains in effect, the selection and nomination of the Company's trustees who are not "interested persons" of the Company shall be committed to the discretion of such non-interested trustees.

         The Plus Shares Plan is terminable without penalty at any time by a vote of a majority of the 12b-1 Trustees, or by vote of the holders of a majority of T-Fund Plus Shares. Similarly, any agreement entered into pursuant to the Plus Shares Plan with a Plus Share Service Organization is terminable without penalty, at any time, by T-Fund or by the Plus Share Service Organization upon written notice to the other. Each such agreement will terminate automatically in the event of its assignment.


         The distribution fee payable under the Plus Shares Plan (at an annual rate of .25% of the average daily net asset value of the outstanding T-Fund Plus Shares) is used, among other things, to pay Plus Share Service Organizations for sales support services and related expenses. It is currently contemplated that the distribution fee would only be charged at an annual rate of .15% of the average daily net asset value of the outstanding T-Fund Plus Shares. No T-Fund Plus Shares were outstanding during the period ended October 31, 1997.


         T-Fund intends to enter into service agreements with Plus Share Service Organizations pursuant to which they will render certain support services to their customers ("Customers") who are the beneficial owners of T-Fund Plus Shares. Such services will be provided to Customers who are the beneficial owners of T-Fund Plus Shares and are intended to supplement the services provided by T-Fund's administrators and transfer agent to the Fund's shareholders of record. In consideration for payment of up to .25% (on an annualized basis) of the average daily net asset value of the T-Fund Plus Shares owned beneficially by their Customers, Plus Share Service Organizations may provide general shareholder liaison services, including, but not limited to (i) answering shareholder inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the shareholders' investments; and (ii) assisting shareholders in designating and changing dividend options, account designations and addresses.

EXPENSES

         The Funds' expenses include taxes, interest, fees and salaries of the Company's trustees and officers, SEC fees, state securities registration fees, rating agency fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, advisory and administration fees, charges of the custodian, transfer agent and dividend disbursing agent, shareholder servicing fees, distribution fees, certain insurance premiums, outside auditing and legal expenses, costs of the Funds' computer access program, costs of shareholder reports and shareholder meetings and any extraordinary expenses. The Funds also pay for brokerage fees and commissions (if any) in connection with the purchase of portfolio securities.

                    ADDITIONAL INFORMATION CONCERNING TAXES

         The following summarizes certain additional tax considerations generally affecting each Fund and its shareholders that are not described in each Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders or possible legislative changes, and the discussion here and in each Fund's Prospectus is not intended as a substitute for careful tax planning. Investors should consult their tax advisors with specific reference to their own tax situations.

         Each Fund of the Company is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code") and intends to qualify each year as a regulated investment company under the Code. In order to so qualify for a taxable year, each Fund must satisfy the distribution requirement described in its Prospectus, derive at least 90% of its gross income for the year from certain
                                      -20-
qualifying sources and comply with certain diversification requirements.


         A 4% nondeductible excise tax is imposed on regulated investment companies that fail to distribute currently an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income each calendar year to avoid liability for this excise tax.

         If for any taxable year a Fund does not qualify for tax treatment as a regulated investment company, all of its taxable income will be subject to federal income tax at regular corporate rates, without any deduction for distributions to Fund shareholders. In such event, dividend distributions would be taxable as ordinary income to Fund shareholders to the extent of that Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders.


         Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who has failed to provide a correct tax identification number in the manner required, who is subject to backup withholding for prior failure to properly include on his return payments of taxable interest or dividends, or who has failed to certify to the Fund when required to do so that he is not subject to backup withholding or that he is an "exempt recipient."


         Depending upon the extent of the Funds' activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located or in which they are otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of the Funds and their shareholders under such laws may differ from their treatment under federal income tax laws. Shareholders are advised to consult their tax advisors concerning the application of state and local taxes.

         The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

                                   DIVIDENDS

         Net income of each of the Funds for dividend purposes consists of (i) interest accrued and original issue discount earned on the Fund's assets, (ii) plus the amortization of market discount and minus the amortization of market premium on such assets, (iii) less accrued expenses directly attributable to the Fund and the general expenses (e.g., legal, accounting and trustees' fees) of the Company prorated to the Fund on the basis of its relative net assets. In addition, Dollar shares bear exclusively the expense of fees paid to Dollar Share Service Organizations and T-Fund Plus Shares bear exclusively the expenses of fees paid to PDI and Plus Share Service Organizations. (See "Management of the Funds--Organizations Servicing the Dollar Shares" and "Distribution and Service Plan.")


         As stated, the Company uses its best efforts to maintain the net asset value per share of FedFund and T-Fund at $1.00. As a result of a significant expense or realized or unrealized loss incurred by either Fund, it is possible that the Fund's net asset value per share may fall below $1.00.

                          ADDITIONAL YIELD INFORMATION

         The "yields" and "effective yields" are calculated separately for each class of shares of each Fund and in accordance with the formulas prescribed by the SEC. The seven-day yield for each class of shares is calculated by determining the net change in the value of a hypothetical pre-existing account in the particular Fund which has a balance of one share of the class involved at the beginning of the period, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by 365/7. The net change in the value of an account in a Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on the original share and any such additional shares, net of all fees charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size, but does not include gains and losses or unrealized appreciation and depreciation. In addition, an effective annualized yield quota-tion may be computed on a compounded basis with respect to each class of its shares by adding 1 to the base period return for the class involved (calculated as described above), raising that sum to a power equal to 365/7, and subtracting 1 from the result. Similarly, based on the calculations described above, the Funds' 30-day (or one-month) yields and effective yields may also be calculated.


         For the seven-day period ended October 31, 1997, the yields on FedFund shares and T-Fund shares were 5.41% and 5.38%, respectively, and the compounded effective yields on FedFund shares and T-Fund shares were 5.55% and 5.52%, respectively; the yields on FedFund Dollar shares and T-Fund Dollar shares were 5.16% and 5.13%, respectively, and the compounded effective yields on FedFund Dollar shares and T-Fund Dollar shares were 5.29% and 5.26%, respectively. During this seven-day period, the Funds' adviser and administrator voluntarily waived a portion of its advisory and administration fees payable by the Funds. Without these waivers, for the same period the yields on FedFund shares and T-Fund shares would have been 5.32% and 5.29%, respectively, and the compounded effective yields on FedFund shares and T-Fund shares would have been 5.46% and 5.43%, respectively, the yield on FedFund Dollar Shares and T-Fund Dollar Shares would have been 5.07% and 5.04%, respectively, and the compounded effective yields on FedFund Dollar Shares and T-Fund Dollar Shares would have been 5.20% and 5.17%, respectively.*



         For the 30-day period ended October 31, 1997, the yields on FedFund shares and T-Fund shares were 5.36% and 5.34%, respectively, and the compounded effective yields on FedFund shares and T-Fund shares were 5.50% and 5.48%, respectively; the yields on FedFund Dollar shares and T-Fund Dollar shares were 5.11% and 5.09%, respectively, and the compounded effective yields on FedFund Dollar shares and T-Fund Dollar shares were 5.24% and 5.22%, respectively. During this 30-day period, the Funds' adviser and administrator voluntarily waived a portion of the advisory and administration fees payable by the Funds. Without these waivers, for the same period the yields on FedFund shares and T-Fund shares would have been 5.27% and 5.25%, respectively, and the compounded effective yields on FedFund shares and T-Fund shares would have been 5.41% and 5.39%, respectively, the yield on FedFund Dollar Shares and T-Fund Dollar Shares would have been 5.02% and 5.00%, respectively, and the compounded effective yields on FedFund Dollar Shares and T-Fund Dollar Shares would have been 5.15% and 5.12%, respectively.*


--------

* No T-Fund Plus shares have been issued as of February 28, 1998.

         From time to time, in advertisements or in reports to shareholders, the yield or return of the Funds may be quoted and compared to that of other money market funds or accounts with similar investment objectives, to stock or other relevant indices and to other reports or analyses that relate to yields, interest rates, total return, market performance, etc. For example, the yields of the Funds may be compared to the IBC/Donoghue's MONEY FUND AVERAGE, which is an average compiled by IBC/Donoghue's MONEY FUND REPORT(R) of Holliston, MA 01746, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor from money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.



         THE FUNDS' PERFORMANCE WILL FLUCTUATE, AND ANY QUOTATION OF
PERFORMANCE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF THE FUTURE
PERFORMANCE OF THE FUNDS. Since performance fluctuates, performance data cannot necessarily be used to compare an investment in the Funds' shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance and yield are generally functions of the kind and quality of the investments held in a Fund, portfolio maturity, operating expenses net of waivers and expense reimbursements, and market conditions. Any fees charged by Dollar Share or Plus Share Service Organizations or other institutional investors with respect to customer accounts in investing in shares of the Funds will not be included in calculations of yield and performance; such fees, if charged, would reduce the actual performance and yield from that quoted.


         The Funds may also from time to time include in advertisements, sales literature, communications to shareholders and other materials ("Materials"), discussions or illustrations of the effects of compounding. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

         In addition, the Funds may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on certain assumptions and action
                                      -24-
plans offering investment alternatives), investment management strategies, techniques, policies or investment suitability of a Fund, economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities, and hypothetical investment returns based on certain assumptions. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the advisers as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historical performance of select asset classes. The Funds may also include in Materials charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), shareholder profiles and hypothetical investor scenarios, timely information on financial management, designations assigned a Fund by various rating or ranking organizations, Fund identifiers (such as CUSIP numbers or NASDAQ symbols), tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may include lists of representative clients of the Funds' investment adviser, may include discussions of other products or services, may contain information regarding average weighted maturity or other maturity characteristics, and may contain information regarding the background, expertise, etc. of the investment adviser or of a Fund's portfolio manager.

         From time to time in advertisements, sales literature and communications to shareholders, the Funds may compare their total returns to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data is found in IBC/Donoghue's Money Fund Report and reports prepared by Lipper Analytical Services, Inc. Total return is the change in value of an investment in a Fund over a particular period, assuming that all distributions have been reinvested. SUCH RANKINGS REPRESENT THE FUNDS' PAST PERFORMANCE AND SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE RESULTS.

         The following information has been provided by the Funds' distributor:

                  In managing each Fund's portfolio, the investment adviser utilizes a "pure and simple" approach, which may include disciplined research, stringent credit standards and careful management of maturities.

                 ADDITIONAL DESCRIPTION CONCERNING FUND SHARES

         The Company does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders owning at least twenty percent of the Company's shares, the Company will call for a meeting of shareholders to consider the removal of one or more trustees and other certain matters. To the extent required by law, the Company will assist in shareholder communication in such matters.

         As stated in the Prospectuses for the Funds, holders of the Company's FedFund and FedFund Dollar shares will vote in the aggregate and not by class on all matters, except where otherwise required by law and except that only FedFund Dollar shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Dollar Share Service Organizations. Holders of the Company's T-Fund, T- Fund Dollar and T-Fund Plus shares will also vote in the aggregate and not by class except as described above and only T- Fund Plus Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to distribution fees. (See "Management of the Funds--Service Organizations" and "Distribution and Service Plan.") Further, shareholders of all of the Company's portfolios will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent accountants, the approval of principal underwriting contracts and the election of trustees are not subject to the separate voting requirements and may be effectively acted upon by shareholders of the investment company voting without regard to portfolio.

                                    COUNSEL


         Drinker Biddle & Reath LLP, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107- 3496, of which W. Bruce McConnel, III, Secretary of the Company, is a partner, serves as counsel to the Company and will pass upon the legality of the shares offered hereby.


                                    AUDITORS

         The financial statements and financial highlights of the Funds incorporated by reference into this Statement of Additional Information have been audited by Coopers & Lybrand L.L.P., independent accountants. Coopers & Lybrand L.L.P. has offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103.

                                 MISCELLANEOUS

SHAREHOLDER VOTE

         As used in this Statement of Additional Information and the Prospectuses for the Funds, a "majority of the outstanding shares" of a Fund or of any other portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (1) 67% of the shares of such Fund (irrespective of class) or of the portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund (irrespective of class) or of the portfolio.

CERTAIN RECORD HOLDERS


         On January 30, 1998, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of the Company's FedFund and T-Fund portfolio were as follows:




        FedFund
        -------
        Mercantile Bank N.A.                    5.97%
        Trust Securities Unit
        P.O. Box 387 Main Post Office
        St. Louis, MO 63166

        Transco & Company                       6.47%
        Intrust Bank N.A.
        P.O. Box 1
        Wichita, KS 67201

        PNC Bank/Saxon & Co.                    5.94%
        200 Stevens Drive
        Lester, PA 19113

        Norwest Investment Co.                  8.74%
        608 2nd Avenue
        Suite 800 ms/0153
        Minneapolis, MN 55402


                  Harris Trust and Savings Bank                            5.13%
                  111 West Monroe Street
                  P.O. Box 755
                  Chicago, IL  60690

                  Chase Manhattan Bank                                     5.53%
                  1211 Avenue of the Americas
                  New York, NY 10036

                  T-Fund
                  ------

                  Union Bank                                              11.53%
                  P.O. Box 5602
                  San Diego, CA  92186

                  PNC Bank/Saxon & Co.                                    22.70%
                  200 Stevens Drive
                  Lester, PA  19113




SECURITIES HOLDINGS OF BROKERS

         As of October 31, 1997, the value of the Company's aggregate holding of the securities of each of its regular brokers or dealers or their parents were as follows:


          FedFund
          -------
          First (The) Boston Corporation                          $  75,000,000
          Goldman Sachs & Co.                                        50,000,000
          Greenwich Capital Markets, Inc.                           200,000,000
          Morgan Stanley & Co.                                      100,000,000
          Painewebber Incorporated                                  102,100,000
          Swiss Bank Corp.                                          130,000,000

          T-Fund
          ------
          Aubrey G. Lanston & Co., Inc.                           $  80,000,000
          Barclay DeZoet Wedd Securities, Inc.                       70,000,000
          Donaldson, Lufkin & Jenrette Securities Corp.              60,000,000
          First (The) Boston Corp.                                  210,000,000
          Goldman Sachs & Co.                                       270,000,000
          Greenwich Capital Markets, Inc.                           200,000,000
          Hong Kong Shanghai Bank Securities, Inc.                   60,000,000
          Lehman Government Securities, Inc.                        100,000,000
          Merrill Lynch & Co., Inc.                                  80,000,000
          Morgan Stanley & Co.                                      375,200,000
          Swiss Bank Corp.                                          100,000,000
          VBS Securities Inc.                                        80,000,000



SHAREHOLDER AND TRUSTEE LIABILITY

         The Company is organized as a "business trust" under the laws of the Commonwealth of Pennsylvania. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligations of the trust. The Declaration of Trust of the Company provides that shareholders of the Funds shall not be subject to any personal liability for the acts or obligations of the Company and that every note, bond, contract, order or other undertaking made by the Company shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of being or having been a shareholder and not because of any acts or omissions or some other reason. The Declaration of Trust also provides that the Company shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Company and satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss beyond its investment on account of shareholder liability is limited to circumstances in which the Company itself would be unable to meet its obligations.

         The Company's Declaration of Trust provides further that no trustee, officer or agent of the Company shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of the Company, nor shall any trustee be personally liable to any person for any action or failure to act except by reason of bad faith, willful misfeasance, gross negligence in the performance of any duties or by reason of reckless disregard of the obligations and duties as trustee. It also provides that all persons having any claim against the trustees or the Company shall look solely to the trust property for payment. With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him or her in connection with the defense or disposition of any proceeding in which the trustee may be involved or with which the trustee may be threatened by reason of being or having been a trustee, and that the trustees have the power, but not the duty, to indemnify officers and employees of the Company unless such person would not be entitled to indemnification had he or she been a trustee.

                              FINANCIAL STATEMENTS


         The Company's Annual Report to Shareholders for the fiscal year ended October 31, 1997 has been filed with the Securities and Exchange Commission. The financial statements in such Annual Report (the "Financial Statements") are incorporated into this Statement of Additional Information by reference. The Financial Statements included in the Annual Report for the fiscal year ended October 31, 1997 have been audited by the Company's independent accountants, Coopers & Lybrand L.L.P., whose report thereon also appears in such Annual Report and is incorporated herein by reference. The Financial Statements in such Annual Report have been incorporated herein and the financial highlights in each Prospectus have been included herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS


         A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:



         "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A-1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:



         "Prime-1" - Issuers (or related supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or related supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



         "Prime-3" - Issuers (or related supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



         "Not Prime" - Issuers do not fall within any of the Prime rating categories.


         The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D- 1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:


         "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.


         "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.


         "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


         "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.


         "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


         Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:






         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.



         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of securities rated "F1."



         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.



         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerablility to near-term adverse changes in financial and economic conditions.



         "C" - Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.


         "D" - Securities are in actual or imminent payment default.





         Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:



         "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.



         "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."



         "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.



         "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:


         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



         "AA" - An obligation rated "AA" differs from the highest rated obligation only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



         "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



         "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



         "B" - Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



         "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.



         "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.






         "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.


         PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.


         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



         "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.


         Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.


         The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

         "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

         "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

         To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


         The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:



         "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is very unlikely to be adversely affected by foreseeable events.



         "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.



         "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than bonds with higher ratings.



         "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse circumstances and economic conditions are more likely to impair this category.



         "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC", "CC", "C" - Bonds have high default risk. Capacity for meeting financial commitments is reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.




         To provide more detailed indications of credit quality, the Fitch
IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

         Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

         "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

         "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

         "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

         "D" - This designation indicates that the long-term debt is in default.

         PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS

         A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:


         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.



         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.


         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:


         "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.



         "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.



         "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.



         "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.


         "SG" - This designation denotes speculative quality and lack of margins of protection.



         Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                          TRUST FOR FEDERAL SECURITIES
                        (Federal Trust Fund Portfolio)
                             Cross Reference Sheet


                      Form N-1A Item                                                     Prospectus Caption
                      --------------                                                     ------------------


1.                    Cover Page  ..............................                         Cover Page

2.                    Synopsis    ..............................                         Background and Expense
                                                                                           Information

3.                    Condensed Financial Information ..........                         Financial Highlights; Yields

4.                    General Description of Registrant ........                         Cover Page; Financial Highlights;
                                                                                         Investment Objective and Policies;
                                                                                         Description of Shares and
                                                                                         Miscellaneous

5.                    Management of the Fund ...................                         Management of the Fund; Dividends

6.                    Capital Stock and Other Securities .......                         Cover Page; Financial Highlights;
                                                                                         Dividends; Taxes; Description of
                                                                                         Shares and Miscellaneous

7.                    Purchase of Securities Being Offered .....                         Management of the Fund; Purchase and
                                                                                         Redemption of Shares

8.                    Redemption or Repurchase .................                         Purchase and Redemption of Shares

9.                    Pending Legal Proceedings ................                         Inapplicable


                               Federal Trust Fund
                       An Investment Portfolio Offered By
                          Trust for Federal Securities


Bellevue Park Corporate Center                              For purchase and redemption orders only call:
400 Bellevue Parkway                                        800-441-7450 (in Delaware: 302-791-5350).
Suite 100                                                   For yield information call: 800-821-6006
Wilmington, DE 19809                                        (Federal Trust shares code: 11;
                                                            Federal Trust Dollar shares code: 12.)
                                                            For other information call: 800-821-7432
                                                            or visit our web site at www.pif.com.


    Trust for Federal Securities (the "Company") is a no-load, diversified, open-end investment company that currently offers shares in four separate investment portfolios. The shares described in this Prospectus represent interests in the Federal Trust Fund portfolio (the "Fund"), a money market portfolio.

    To the extent permissible by federal and state law, the Fund is structured to provide shareholders with income that is exempt or excluded from taxation at the state and local level. See "Taxes." The Fund is also designed to provide an economical and convenient means for the investment of short-term funds held by banks, trust companies, corporations, employee benefit plans and other institutional investors. The investment objective of the Fund is to seek current income with liquidity and security of principal. The Fund invests in those obligations issued or guaranteed as to principal and interest by the U.S. Government or by agencies or instrumentalities thereof the interest income from which, under current law, generally may not be subject to state income tax by reason of federal law.

    Fund shares may not be purchased by individuals directly, but institutional investors may purchase shares for accounts maintained by individuals. In addition to Federal Trust Shares, investors may purchase Federal Trust "Dollar Shares" which accrue daily dividends in the same manner as Federal Trust Shares but bear all fees payable by the Fund to institutional investors for certain services they provide to the beneficial owners of such Shares. (See "Management of the Fund--Organizations Servicing the Dollar Shares.")

    PNC Institutional Management Corporation ("PIMC") and PNC Bank, National Association ("PNC Bank") serve as the Fund's investment adviser and sub-adviser, respectively. PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") serve as the Fund's administrators. PDI also serves as the Fund's distributor.
                            ------------------------

 SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED, ENDORSED,
    OR OTHERWISE SUPPORTED BY PNC BANK CORP. OR ITS AFFILIATES, OR THE U.S. GOVERNMENT, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE
  CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO MAINTAIN ITS NET ASSET VALUE OF
                                $1.00 PER SHARE.

                            ------------------------


    This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information currently dated February 28, 1998, has been filed with the Securities and Exchange Commission and is available to investors without charge by calling the Fund at 800-821-7432. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the SEC Internet Web Site (http://www.sec.gov). The Statement of Additional Information, as amended from time to time, is incorporated in its entirety by reference into this Prospectus.

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
     SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
       PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
         REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------


                               February 28, 1998

                       BACKGROUND AND EXPENSE INFORMATION

     Two classes of shares are offered by this Prospectus: Federal Trust shares and Federal Trust Dollar shares. Shares of each class represent equal, pro rata interests in the Fund and accrue daily dividends in the same manner except that the Dollar shares bear fees payable by the Fund (at the rate of .25% per annum) to institutional investors for services they provide to the beneficial owners of such shares. (See "Management of the Fund--Organizations Servicing the Dollar Shares.")

                                EXPENSE SUMMARY


                                                                                      FEDERAL
                                                                      FEDERAL          TRUST
                                                                       TRUST          DOLLAR
                                                                      SHARES          SHARES
                                                                    -----------     -----------
ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------
(as a percentage of average net assets)
     Management Fees (net of waivers).............................         .07%            .07%
     Other Expenses...............................................         .13%            .38%
          Administration Fees (net of waivers)....................  .07%            .07%
          Shareholder Servicing Fees..............................  .00%            .25%
          Miscellaneous...........................................  .06%            .06%
                                                                    ----            ----
     Total Fund Operating Expenses (net of waivers)...............         .20%            .45%
                                                                           ====            ====


------------

                            EXAMPLE                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------  ------   -------   -------   --------
You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period with respect to the following shares:
     Federal Trust Shares:                                         $2       $ 6       $11       $ 26
     Federal Trust Dollar Shares:                                  $5       $14       $25       $ 57

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE GREATER OR LESSER THAN THOSE SHOWN.


     The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The table is based on expenses incurred by the Federal Trust Shares and Dollar Shares during the last fiscal year, restated to reflect the expenses which each class of shares expects to incur during the current fiscal year. In addition, institutional investors may charge fees for providing administrative services in connection with their customers' investment in Dollar Shares. Absent fee waivers, Total Fund Operating Expenses for Federal Trust Shares and Dollar Shares would have been .31% and .56%, respectively. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" in this Prospectus and the Statement of Additional Information.) The investment adviser and administrators may from time to time waive the advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. The Fund has received a No-Action letter from the Securities and Exchange Commission in connection with receiving credits from its custodian, an affiliate of the Fund's investment adviser, for certain cash balances held by the custodian. If implemented, such credits may reduce custodian fees payable by the Fund but may not reduce the Fund's total operating expenses. The foregoing table has not been audited by the Fund's independent accountants.

                              FINANCIAL HIGHLIGHTS


     The following financial highlights are for Federal Trust Fund Shares and Federal Trust Dollar Shares have been derived from the financial statements of the Fund for the fiscal years ended October 31, 1997 and for each of the five preceding fiscal years and for the fiscal period ended October 31, 1991 (commencement of operations). The financial highlights for the fiscal years set forth below have been audited by Coopers & Lybrand L.L.P. independent accountants whose report on the financial statements and financial highlights (for the most recent five years) of the Fund is incorporated herein and by reference into the Statement of Additional Information. The tables should be read in conjunction with the financial statements and related notes incorporated by reference into the Statement of Additional Information. Further information about the performance of the Fund is available in the annual report to shareholders, which may be obtained without charge by calling 800-821-7432.


                          TRUST FOR FEDERAL SECURITIES
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                              FEDERAL TRUST SHARES


                                                                                                             DECEMBER 31,
                                                           YEAR ENDED OCTOBER 31,                              1990(3)
                                    --------------------------------------------------------------------          TO
                                      1997        1996        1995        1994        1993        1992     OCTOBER 31, 1991
                                    --------    --------    --------    --------    --------    --------  ------------------
Net Asset Value, Beginning of
  Period........................... $   1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00       $   1.00
                                    --------    --------    --------    --------    --------    --------       --------
Income From Investment Operations:
  Net Investment Income............    .0521       .0523       .0563       .0380       .0302       .0389          .0564
  Net Capital Gains................       --          --          --          --       .0001       .0018             --
                                    --------    --------    --------    --------    --------    --------       --------
  Total From Investment
    Operations.....................    .0521       .0523       .0563       .0380       .0303       .0407          .0564
                                    --------    --------    --------    --------    --------    --------       --------
Less Distributions:
  Dividends to Shareholders from:
    Net Investment Income..........   (.0521)     (.0523)     (.0563)     (.0380)     (.0302)     (.0389)        (.0564)
    Net Capital Gains..............       --          --          --          --      (.0001)     (.0018)            --
                                    --------    --------    --------    --------    --------    --------       --------
  Total Distributions..............   (.0521)     (.0523)     (.0563)     (.0380)     (.0303)     (.0407)        (.0564)
                                    --------    --------    --------    --------    --------    --------       --------
Net Asset Value, End of Period..... $   1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00       $   1.00
                                    ========    ========    ========    ========    ========    ========       ========
Total Return.......................     5.33%       5.35%       5.77%       3.87%       3.06%       4.15%          5.79%(4)
Ratios/Supplemental Data:
  Net Assets, End of Period (in
    000s).......................... $229,292    $273,752    $237,718    $317,769    $257,125    $428,365       $184,063
  Ratio of Expenses to Average
    Daily Net Assets(1)............      .20%        .19%        .18%        .18%        .18%        .20%           .12%(2)
  Ratio of Net Investment Income to
    Average Net Assets.............     5.21%       5.22%       5.61%       3.85%       3.02%       3.75%          5.93%(2)


------------

(1) Without the waiver of advisory and administration fees and without expense reimbursements, the ratio of expenses to average daily net assets would have been .31%, .31%, .32%, .31%, .29% and .30% respectively, for each of the years ended October 31, 1997, 1996, 1995, 1994, 1993 and 1992, and .39%
    (annualized) for the period ended October 31, 1991 for Federal Trust Shares.

(2) Annualized.
(3) Commencement of operations.
(4) Total returns are not annualized for periods of less than one year.

                          TRUST FOR FEDERAL SECURITIES
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                          FEDERAL TRUST DOLLAR SHARES


                                                                                                              DECEMBER 31,
                                                               YEAR ENDED OCTOBER 31,                           1990(3)
                                           --------------------------------------------------------------          TO
                                            1997       1996       1995       1994       1993       1992     OCTOBER 31, 1991
                                           -------    -------    -------    -------    -------    -------  ------------------
Net Asset Value, Beginning of Period...... $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00       $   1.00
                                           --------   --------   --------   --------   --------   --------      --------
Income From Investment Operations:
  Net Investment Income...................   .0496      .0498      .0538      .0355      .0277      .0364          .0487
  Net Capital Gains.......................      --         --         --         --      .0001      .0018             --
                                           --------   --------   --------   --------   --------   --------      --------
  Total From Investment Operations........   .0496      .0498      .0538      .0355      .0278      .0382          .0487
                                           --------   --------   --------   --------   --------   --------      --------
Less Distributions:
  Dividends to Shareholders from:
    Net Investment Income.................  (.0496)    (.0498)    (.0538)    (.0355)    (.0277)    (.0364)        (.0487)
    Net Capital Gains.....................      --         --         --         --     (.0001)    (.0018)            --
                                           --------   --------   --------   --------   --------   --------      --------
  Total Distributions.....................  (.0496)    (.0498)    (.0538)    (.0355)    (.0278)    (.0382)        (.0487)
                                           --------   --------   --------   --------   --------   --------      --------
Net Asset Value, End of Period............ $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00       $   1.00
                                           ========   ========   ========   ========   ========   ========      ========
Total Return..............................    5.08%      5.10%      5.52%      3.62%      2.81%      3.90%          4.98%(4)
Ratios/Supplemental Data:
  Net Assets, End of Period (in 000s)..... $38,700    $26,875    $28,402    $ 8,278    $ 1,025    $ 2,442       $  1,681
  Ratio of Expenses to Average Daily Net
    Assets(1).............................     .45%       .44%       .43%       .43%       .43%       .45%           .37%(2)
  Ratio of Net Investment Income to
    Average Net Assets....................    4.96%      4.97%      5.36%      3.60%      2.77%      3.50%          5.86%(2)


------------

(1) Without the waiver of advisory and administration fees and without expense reimbursements, the ratio of expenses to average daily net assets would have been .56%, .56%, .57%, .56%, .54% and .55%, respectively, for each of the years ended October 31, 1997, 1996, 1995, 1994, 1993 and 1992, and .64%
    (annualized) for the period ended October 31, 1991 for Federal Trust Dollar Shares.


(2) Annualized.

(3) First issuance of shares.

(4) Total returns are not annualized for periods of less than one year.

                       INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL

     The Fund's investment objective is to seek current income with liquidity and security of principal. The investment objective of the Fund is fundamental and may not be changed without the approval of the holders of at least a majority of the outstanding shares of the Fund. The Fund invests in obligations issued or guaranteed as to principal and interest by the U.S. Government or by agencies or instrumentalities thereof the interest income from which, under current law, generally may not be subject to state income tax by reason of federal law, including securities issued by the U.S. Treasury and by certain agencies or instrumentalities such as the Federal Home Loan Bank, Federal Farm Credit Banks Funding Corp. and the Student Loan Marketing Association. Shareholders in a particular state that imposes an income tax should determine through consultation with their own tax advisors whether such interest income, when distributed by the Fund, will be considered by the state to have retained exempt status, and whether the Fund's capital gain and other income, if any, when distributed will be subject to the state's income tax. See "Taxes." DUE TO STATE INCOME TAX CONSIDERATIONS, THE FUND WILL NOT ENTER INTO REPURCHASE AGREEMENTS.

     Portfolio obligations held by the Fund have remaining maturities of 397 days (thirteen months) or less (with certain exceptions), subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act") and other rules of the Securities and Exchange Commission (the "SEC"). Certain government securities held by the Fund may have remaining maturities exceeding thirteen months if such securities provide for adjustments in their interest rates not less frequently than every thirteen months.

     Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. The Fund may from time to time engage in portfolio trading for liquidity purposes, in order to enhance its yield or if otherwise deemed advisable. In selling portfolio securities prior to maturity, the Fund may realize a price higher or lower than that paid to acquire any given security, depending upon whether interest rates have decreased or increased since its acquisition. To the extent consistent with its investment objectives, the Fund may invest in Treasury receipts and other "stripped" securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Currently, the Fund only invests in "stripped" securities issued or guaranteed by the U.S. Government which are registered under the STRIPS program. The principal and interest components may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

     The Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

SUITABILITY

     The Fund is designed as an economical and convenient vehicle for those institutional investors seeking to obtain current income with liquidity and security of principal. The Fund is designed for banks and other institutions seeking investment of monies held in accounts for which the institution acts in a fiduciary, advisory, agency, custodial or other similar capacity. The Fund may also be suitable for the investment of funds held or managed by corporations, employee benefit plans, insurance companies, unions, hospitals, investment counselors, professional firms, educational, religious and charitable organizations, investment bankers, brokers, and others, if consistent with the objectives of the particular account and any applicable state and federal laws and regulations.

     The Fund offers the advantage of diversification and economies of scale, thereby avoiding the generally greater expense of executing a large number of small transactions. Moreover, investment in the Fund relieves the investor of many management and administrative burdens associated with the direct purchase and sale of income obligations. These include the selection of investments; surveying the market for the best terms at which to buy and sell; receipt, delivery and safekeeping of securities; and recordkeeping.

INVESTMENT LIMITATIONS

     The Fund's investment policies described above may be changed by the Company's Board of Trustees without a vote of shareholders. The Fund's investment objective and the investment limitations summarized below may not be changed without the affirmative vote of the holders of a majority of its outstanding shares. (A full list of the complete investment limitations that cannot be changed without a vote of shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

The Fund may not:

     1. Purchase securities other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     2. Borrow money except from banks for temporary purposes and then in an amount not exceeding 10% of the value of the Fund's total assets, or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing.

     3. Make loans except that the Fund may purchase or hold debt obligations in accordance with its investment objective and policies.

                       PURCHASE AND REDEMPTION OF SHARES

PURCHASE PROCEDURES

     Fund shares are sold at the net asset value per share next determined after acceptance of a purchase order by PFPC, the Fund's transfer agent. Purchase orders for shares are accepted only on days on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day") and must be transmitted to PFPC in Wilmington, Delaware, by telephone (800-441-7450; in Delaware: 302-791-5350) or through the Fund's computer access program. Orders accepted before 12:00 noon, Eastern time, for which payment has been received by PNC Bank, the Fund's custodian, will be executed at 12:00 noon. Orders accepted after 12:00 noon and before 2:30 P.M., Eastern time (or orders accepted earlier in the same day for which payment has not been received by 12:00 noon) will be executed at 4:00 P.M., Eastern time, if payment has been received by PNC Bank by that time. Orders received at other times, and orders for which payment has not been received by 4:00 P.M., Eastern time, will not be accepted, and notice thereof will be given to the institution placing the order. (Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending institution.) The Fund may in its discretion reject any order for shares.

     Payment for Fund shares may be made only in federal funds or other funds immediately available to PNC Bank. The minimum initial investment by an institution is $3 million for Federal Trust Shares and $5,000 for Dollar Shares; however, broker-dealers and other institutional investors may set a higher minimum for their customers. There is no minimum subsequent investment. The Fund, at its discretion, may reduce the minimum initial investment for Federal Trust Shares for specific institutions whose aggregate relationship with the Provident Institutional Funds is substantially equivalent to this $3 million minimum and warrants this reduction.

     Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Dollar Shares. (See also "Management of the Fund--Organizations Servicing the Dollar Shares.") Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult their legal advisors before investing fiduciary funds in Dollar Shares. (See also "Management of the Fund--Banking Laws.")

REDEMPTION PROCEDURES

     Redemption orders must be transmitted to PFPC in Wilmington, Delaware in the manner described under "Purchase Procedures." Shares are redeemed at the net asset value per share next determined after PFPC's receipt of the redemption order. While the Fund intends to use its best efforts to maintain its net asset value per share at $1.00, the proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption.

     Payment for redeemed shares for which a redemption order is received by PFPC by 2:30 P.M., Eastern time, on a Business Day is normally made in federal funds wired to the redeeming shareholder on the same day. Payment for redemption orders which are received between 2:30 P.M. and 4:00 P.M., Eastern time, or on a day when PNC Bank is closed, is normally wired in federal funds on the next day following redemption that PNC Bank is open for business.

     The Fund shall have the right to redeem shares in any account if the value of the account is less than $1,000 after sixty-days' prior written notice to the shareholder. Any such redemption shall be effected at the net asset value per share next determined after the redemption order is entered. If during the sixty-day period the shareholder increases the value of its account to $1,000 or more, no such redemption shall take place. Moreover, if a shareholder's Federal Trust Shares account falls below an average of $100,000 in any particular calendar month, the account may be charged an account maintenance fee with respect to that month. In addition, the Fund may also redeem shares involuntarily or suspend the right of redemption under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

OTHER MATTERS

     The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by PIMC as of 12:00 noon and 4:00 P.M., Eastern time, on each day on which both the Federal Reserve Bank of Philadelphia and the New York Stock Exchange are open for business. Currently, one or both of these institutions are closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day (observed), Veteran's Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the Fund is calculated by adding the value of all securities and other assets belonging to the Fund, subtracting liabilities attributable to each class and dividing the result by the total number of the outstanding shares of each class. In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information." The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined independently of the net asset values of the shares of the Company's other investment portfolios.

     Fund shares are sold and redeemed without charge by the Fund. Institutional investors purchasing or holding Fund shares for their customer accounts may charge customer fees for cash management and other services provided in connection with their accounts. A customer should, therefore, consider the terms of its account with an institution before purchasing Fund shares. An institution purchasing or redeeming Fund shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

     The business and affairs of the Fund are managed under the direction of the Company's Board of Trustees.

INVESTMENT ADVISER AND SUB-ADVISER


     PIMC, a wholly-owned, indirect, subsidiary of PNC Bank, serves as the Fund's investment adviser. PIMC is one of the largest bank managers of mutual funds, with assets currently under management in excess of $39 billion. PIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at 400 Bellevue Parkway,

Wilmington, Delaware 19809. PNC Bank serves as the Fund's sub-adviser. PNC Bank is one of the largest bank managers of investments for individuals in the United States, and together with its predecessors has been in the business of managing the investments of fiduciary and other accounts since 1847. PNC Bank is a wholly-owned, indirect subsidiary of PNC Bank Corp. and has its principal offices at 1600 Market Street, Philadelphia, Pennsylvania 19103. In 1973, Provident National Bank (predecessor to PNC Bank) commenced advising the first institutional money market mutual fund--a U.S. dollar-denominated constant net asset value fund--offered in the United States. PIMC and PNC Bank also serve as investment adviser and sub-adviser, respectively, to the Company's FedFund, T-Fund and Treasury Trust Fund portfolios.

     PNC Bank Corp., multi-bank holding company headquartered in Pittsburgh, Pennsylvania, is one of the largest financial services organizations in the United States, with banking subsidiaries in Pennsylvania, New Jersey, Delaware, Ohio, Kentucky, Indiana, Massachusetts and Florida. Its major businesses include corporate banking, consumer banking, real estate banking, mortgage banking and asset management.


     As investment adviser, PIMC manages the Fund's portfolio and is responsible for all purchases and sales of the Fund's portfolio securities. PIMC also maintains certain of the Fund's financial accounts and records and computes the Fund's net asset value and net income. For the investment advisory services provided and expenses assumed by it, PIMC is entitled to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. PIMC and the administrators may from time to time reduce the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. Any fees waived or expenses reimbursed by PIMC or the administrators with respect to a particular fiscal year are not recoverable. For the fiscal year ended October 31, 1997, the Fund paid advisory fees aggregating
 .07% of the Fund's average net assets.


     As sub-adviser, PNC Bank provides research, credit analysis and recommendations with respect to the Fund's investments, and supplies PIMC with certain computer facilities, personnel and other services. For its sub-advisory services, PNC Bank is entitled to receive from PIMC an amount equal to 75% of the investment advisory fee paid by the Fund to PIMC (subject to adjustment in certain circumstances). The sub-advisory fees paid by PIMC to PNC Bank have no effect on the investment advisory fees payable by the Fund to PIMC. PNC Bank also serves as the Fund's custodian. The services provided by PNC Bank and PIMC and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

ADMINISTRATORS


     PFPC, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, and PDI, whose principal business address is Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428, serve as administrators. PFPC is an indirect wholly-owned subsidiary of PNC Bank Corp. All of the outstanding stock of PDI is owned by PDI's chief executive officer. The administrative services provided by the administrators, which are described more fully in the Statement of Additional Information, include providing and supervising the operation of an automated data processing system to process purchase and redemption orders; assisting in maintaining the Fund's Wilmington, Delaware office; performing administrative services in connection with the Fund's computer access program maintained to facilitate shareholder access to the Fund; accumulating information for and coordinating the preparation of reports to the Fund's shareholders and the Securities and Exchange Commission; and maintaining the registration or qualification of the Fund's shares for sale under state securities laws. PFPC and PDI are each responsible for carrying out the duties undertaken pursuant to the Administration Agreement with the Fund.


     For their administrative services, the administrators are entitled jointly to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. (For information regarding the administrators' fee waivers and expense reimbursements, see "Investment Adviser and Sub-Adviser" above.) The Fund also reimburses each administrator for its reasonable out-of-pocket expenses incurred in connection with the Funds' computer access program. For the fiscal year ended October 31, 1997, the Fund paid administration fees aggregating .07% of its average net assets.


     PFPC also serves as transfer agent, registrar and dividend disbursing agent. PFPC's address as transfer agent is P.O. Box 8950, Wilmington, Delaware 19885-9628. The services provided by PFPC and PDI and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

DISTRIBUTOR

     PDI, whose principal business address is set forth above under "Administrators," also serves as distributor of the Fund's shares. Fund shares are sold on a continuous basis by the distributor as agent. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of printing and distributing all sales literature. No compensation is payable by the Fund to the distributor for its distribution services.

ORGANIZATIONS SERVICING THE DOLLAR SHARES

     Institutional investors, such as banks, savings and loan associations and other financial institutions, including affiliates of PNC Bank Corp. ("Service Organizations") may purchase Dollar Shares. Dollar Shares are identical in all respects to the Company's Federal Trust Shares except that they bear the service fees described below and enjoy certain exclusive voting rights on matters relating to these fees. The Fund will enter into an agreement with each Service Organization which purchases Dollar Shares requiring it to provide support services to its customers who are the beneficial owners of such shares in consideration of the Fund's payment of .25% (on an annualized basis) of the average daily net assets of the Dollar Shares held by the Service Organization for the benefit of customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Funds--Organizations Servicing the Dollar Shares," include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PFPC; processing dividend payments from the Fund on behalf of customers; providing information periodically to customers showing their positions in Dollar Shares; and providing sub-accounting or the information necessary for sub-accounting with respect to Dollar Shares beneficially owned by customers. Under the terms of the agreements, Service Organizations are required to provide to their customers a schedule of any fees that they may charge customers in connection with their investments in Dollar Shares. Federal Trust Shares are sold to institutions that have not entered into servicing agreements with the Fund in connection with their investments.

EXPENSES


     Except as noted above and in the Statement of Additional Information, the Fund's service contractors bear all expenses in connection with the performance of their services. Similarly, the Fund bears the expenses incurred in its operations. For the fiscal year ended October 31, 1997, the Fund's total expenses with respect to Federal Trust Shares and Dollar Shares were .20% and
 .45% of the average net assets of the Federal Trust Shares and Federal Trust Dollar Shares, respectively. With regard to fees paid exclusively by Dollar Shares, see "Organizations Servicing the Dollar Shares" above.


BANKING LAWS

     Banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company engaged continuously in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Fund shares. Such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company for or upon the order of customers. PNC Bank, PIMC and PFPC, as well as some Service Organizations, are subject to such banking laws and regulations, but believe they may perform the services for the Fund contemplated by their respective agreements, this Prospectus and the Statement of Additional Information without violating applicable banking laws or regulations.

     Should future legislative, judicial or administrative action prohibit or restrict the activities of bank Service Organizations in connection with the provision of support services to their customers, the Fund might be required to alter or discontinue its arrangements with Service Organizations and change its method of operations with respect to Dollar Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any customer.

                                   DIVIDENDS


     Shareholders of the Fund are entitled to dividends and distributions arising only from the net investment income and capital gains, if any, earned on investments held by the Fund. The Fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year. Shares begin accruing dividends on the day the purchase order for the shares is executed and continue to accrue dividends through, and including, the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class. The Fund does not expect to realize net long-term capital gains.


     Dividends are determined in the same manner for each class of shares of the Fund but may differ in amount because of the difference in the expenses paid by the different classes.

     Institutional shareholders may elect to have their dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Such election, or any revocation thereof, must be made in writing to PFPC at P.O. Box 8950, Wilmington, Delaware 19885-9628, and will become effective after its receipt by PFPC with respect to dividends paid.

     PFPC, as transfer agent, will send each Fund shareholder or its authorized representative an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax qualification.

                                     TAXES

     The Fund qualified in its last taxable year and intends to qualify in future years as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). A regulated investment company is generally exempt from federal income tax on amounts distributed to its shareholders.


     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders at least 90% of its investment company taxable income for such year. In general, the Fund's investment company taxable income will be its taxable income (including interest and short-term capital gains, if any), subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Fund intends to distribute substantially all of its investment company taxable income each year. Such distributions will be taxable as ordinary income to the Fund's shareholders that are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) It is anticipated that none of the Fund's distributions will be eligible for the dividends received deduction for corporate shareholders. The Fund does not expect to realize long-term capital gains and, therefore, does not contemplate payment of any "capital gain dividends," as described in the Code.


     Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year, in the event such dividends are actually paid during January of the following year.

     TO THE EXTENT PERMISSIBLE BY FEDERAL AND STATE LAW, THE FUND IS STRUCTURED TO PROVIDE SHAREHOLDERS WITH INCOME THAT IS EXEMPT OR EXCLUDED FROM TAXATION AT THE STATE AND LOCAL LEVEL. SUBSTANTIALLY ALL DIVIDENDS PAID TO SHAREHOLDERS RESIDING IN CERTAIN STATES WILL BE EXEMPT OR EXCLUDED FROM STATE INCOME TAX. MANY STATES, BY STATUTE, JUDICIAL DECISION OR ADMINISTRATIVE ACTION, HAVE TAKEN THE POSITION THAT DIVIDENDS OF A REGULATED INVESTMENT COMPANY SUCH AS THE FUND THAT ARE ATTRIBUTABLE TO INTEREST ON OBLIGATIONS OF THE U.S. TREASURY AND CERTAIN U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES ARE THE FUNCTIONAL EQUIVALENT OF INTEREST FROM SUCH OBLIGATIONS AND ARE, THEREFORE, EXEMPT FROM STATE AND LOCAL INCOME TAXES. INVESTORS SHOULD BE AWARE OF THE APPLICATION OF THEIR STATE AND LOCAL TAX LAWS TO INVESTMENTS IN THE FUND.

     The foregoing discussion is only a brief summary of some of the important federal tax considerations generally affecting the Fund and its shareholders. As indicated above, IRAs receive special tax treatment. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisors with specific reference to their own tax situations.

                                     YIELDS

     From time to time, in advertisements or in reports to shareholders, the "yields" and "effective yields" for Federal Trust Shares and Dollar Shares may be quoted. Yield quotations are computed separately for each separate class or sub-class of shares. The "yield" for a particular class or sub-class of Fund shares refers to the income generated by an investment in such shares over a specified period (such as a seven-day period). This income is then "annualized"; that is, the amount of income generated by the investment during that period is assumed to be generated for each such period over a 52-week or one-year period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a particular class or sub-class of shares is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     The Fund's yields may be compared to those of other mutual funds with similar objectives, to stock or other relevant indices, or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data are reported in national financial publications such as IBC/Donoghue's Money Fund Report(R), The Wall Street Journal, and The New York Times, reports prepared by Lipper Analytical Services, Inc., and publications of a local or regional nature.

     The Fund's yield figures for a particular class or sub-class of shares represent the Fund's past performance, will fluctuate, and should not be considered as representative of future results. The yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. Any fees charged by Service Organizations or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in the Fund's yields; such fees, if charged, would reduce the actual return received by customers on their investments. The methods used to compute the Fund's yields are described in more detail in the Statement of Additional Information. Investors may call 800-821-6006 (Federal Trust Shares code: 11; Federal Trust Dollar Shares code:
12) to obtain current yield information.

                    DESCRIPTION OF SHARES AND MISCELLANEOUS

     The Company is a Pennsylvania business trust established on May 14, 1975. Effective March 2, 1987, the Company's name was changed from Trust for Short-Term Federal Securities to Trust for Federal Securities. The Company commenced operations of the Fund in December, 1990.

     The Company's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest in the Company and to classify or reclassify any unissued shares into one or more additional classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of nine classes of shares designated as Federal Trust, Federal Trust Dollar, FedFund, FedFund Dollar, T-Fund, T-Fund Dollar, T-Fund Plus, Treasury Trust and Treasury Trust Dollar. The Declaration of Trust further authorizes the trustees to classify or reclassify any class of shares into one or more sub-classes.

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE FUND. INVESTORS WISHING TO OBTAIN SIMILAR INFORMATION REGARDING THE COMPANY'S FEDFUND, T-FUND AND TREASURY TRUST FUND PORTFOLIOS MAY OBTAIN SEPARATE PROSPECTUSES DESCRIBING THESE PORTFOLIOS BY CALLING 800-998-7633.

     The Company does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a member of the Board of Trustees upon written request of shareholders owning at least 10% of the outstanding shares of the Company entitled to vote.

     Each Fund Share represents an equal proportionate interest in the assets belonging to the Fund. Each share is without par value and has no preemptive or conversion rights. When issued for payment as described in this Prospectus, shares will be fully paid and nonassessable.

     Holders of the Company's Federal Trust Shares and Federal Trust Dollar Shares will vote in the aggregate and not by class or sub-class on all matters, except where otherwise required by law and except that only Federal Trust Dollar Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Service Organizations. Further, shareholders of all of the Company's portfolios will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. (See the Statement of Additional Information under "Additional Description Concerning Fund Shares" for examples where the 1940 Act requires voting by portfolio.) Shareholders of the Company are entitled to one vote for each full share held (irrespective of class, sub-class, or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of the Company may elect all of the trustees.

     For information concerning the redemption of Fund shares and possible restrictions on their transferability, see "Purchase and Redemption of Shares."

     As stated above, the Company is organized as a trust under the laws of the Commonwealth of Pennsylvania. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligations of the trust. The Company's Declaration of Trust provides for indemnification out of the trust property of any shareholder of the Fund held personally liable solely by reason of being or having been a shareholder and not because of any acts or omissions or some other reason.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    FEDERAL
                                   TRUST FUND
                            AN INVESTMENT PORTFOLIO
                                   OFFERED BY
                          TRUST FOR FEDERAL SECURITIES

                                     [LOGO]

                                   Prospectus



                               February 28, 1998





       NO PERSON HAS BEEN AUTHORIZED
       TO GIVE ANY INFORMATION OR TO
       MAKE ANY REPRESENTATIONS NOT
       CONTAINED IN THIS PROSPECTUS,
       OR IN THE FUND'S STATEMENT OF
       ADDITIONAL INFORMATION
       INCORPORATED HEREIN BY
       REFERENCE, IN CONNECTION WITH
       THE OFFERING MADE BY THIS
       PROSPECTUS AND, IF GIVEN OR
       MADE, SUCH INFORMATION OR
       REPRESENTATIONS MUST NOT BE
       RELIED UPON AS HAVING BEEN
       AUTHORIZED BY THE COMPANY OR
       ITS DISTRIBUTOR. THIS
       PROSPECTUS DOES NOT
       CONSTITUTE AN OFFERING BY THE
       COMPANY OR BY THE DISTRIBUTOR
       IN ANY JURISDICTION IN WHICH
       SUCH OFFERING MAY NOT
       LAWFULLY BE MADE.

     ----------------------------------------------
             TABLE OF CONTENTS

                                          PAGE
                                         ------
         Background and Expense
           Information...................      2
         Financial Highlights............      3
         Investment Objective and
           Policies......................      5
         Purchase and Redemption of
           Shares........................      7
         Management of the Fund..........      8
         Dividends.......................     11
         Taxes...........................     12
         Yields..........................     13
         Description of Shares and
           Miscellaneous.................     13

       PIF-P-005

                          TRUST FOR FEDERAL SECURITIES
                       (Treasury Trust Fund Portfolio)
                             Cross Reference Sheet


                      Form N-1A Item                                                     Prospectus Caption
                      --------------                                                     ------------------


1.                    Cover Page  ..............................                         Cover Page

2.                    Synopsis    ..............................                         Background and Expense
                                                                                           Information

3.                    Condensed Financial Information ..........                         Financial Highlights; Yields

4.                    General Description of Registrant ........                         Cover Page; Financial Highlights;
                                                                                         Investment Objective and Policies;
                                                                                         Description of Shares and
                                                                                         Miscellaneous

5.                    Management of the Fund ...................                         Management of the Fund; Dividends

6.                    Capital Stock and Other Securities .......                         Cover Page; Financial Highlights;
                                                                                         Dividends; Taxes; Description of
                                                                                         Shares and Miscellaneous

7.                    Purchase of Securities Being Offered .....                         Management of the Fund; Purchase and
                                                                                         Redemption of Shares

8.                    Redemption or Repurchase .................                         Purchase and Redemption of Shares

9.                    Pending Legal Proceedings ................                         Inapplicable


                              Treasury Trust Fund
                       An Investment Portfolio Offered By
                          Trust for Federal Securities


Bellevue Park Corporate Center                    For purchase and redemption orders only call:
400 Bellevue Parkway                              800-441-7450 (in Delaware: 302-791-5350).
Suite 100                                         For yield information call: 800-821-6006
Wilmington, DE 19809                              (Treasury Trust shares code: 62; Treasury
                                                  Trust Dollar shares code: 63).
                                                  For other information call: 800-821-7432
                                                  or visit our web site at www.pif.com.


     Trust for Federal Securities (the "Company") is a no-load, diversified, open-end investment company that currently offers shares in four separate investment portfolios. The shares described in this Prospectus represent interests in the Treasury Trust Fund portfolio (the "Fund"), a money market portfolio.

     To the extent permissible by federal and state law, the Fund is structured to provide shareholders with income that is exempt or excluded from taxation at the state and local level. See "Taxes." The Fund is also designed to provide an economical and convenient means for the investment of short-term funds held by banks, trust companies, corporations, employee benefit plans and other institutional investors. The investment objective of the Fund is to seek current income with liquidity and security of principal. The Fund invests solely in U.S. Treasury bills, notes and direct obligations of the U.S. Treasury.

     Fund shares may not be purchased by individuals directly, but institutional investors may purchase shares for accounts maintained by individuals. In addition to Treasury Trust Shares, investors may purchase Treasury Trust "Dollar Shares" which accrue daily dividends in the same manner as Treasury Trust Shares but bear all fees payable by the Fund to institutional investors for certain services they provide to the beneficial owners of such Shares (See "Management of the Fund-- Organizations Servicing the Dollar Shares.")

     PNC Institutional Management Corporation ("PIMC") and PNC Bank, National Association ("PNC Bank") serve as the Fund's investment adviser and sub-adviser, respectively. PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") serve as the Fund's administrators. PDI also serves as the Fund's distributor.
                            ------------------------

 SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED, ENDORSED,
    OR OTHERWISE SUPPORTED BY PNC BANK CORP. OR ITS AFFILIATES, OR THE U.S. GOVERNMENT, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE
  CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO MAINTAIN ITS NET ASSET VALUE OF
                                $1.00 PER SHARE.
                            ------------------------


     This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information currently dated February 28, 1998, has been filed with the Securities and Exchange Commission and is available to investors without charge by calling the Fund at 800-821-7432. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the SEC Internet Web Site (http://www.sec.gov). The Statement of Additional Information, as amended from time to time, is incorporated in its entirety by reference into this Prospectus.

                            ------------------------
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                            ------------------------

                               February 28, 1998

                       BACKGROUND AND EXPENSE INFORMATION

     Two classes of shares are offered by this Prospectus: Treasury Trust Shares and Treasury Trust Dollar Shares. Shares of each class represent equal, pro rata interests in the Fund and accrue daily dividends in the same manner except that the Dollar Shares bear fees payable by the Fund (at the rate of .25% per annum) to institutional investors for services they provide to the beneficial owners of such shares. (See "Management of the Fund--Organizations Servicing the Dollar Shares.")

                                EXPENSE SUMMARY


                                                                                     TREASURY
                                                                       TREASURY        TRUST
                                                                         TRUST        DOLLAR
                                                                        SHARES        SHARES
                                                                      -----------   -----------
ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------
(as a percentage of average net assets)
  Management Fees (net of waivers)..................................         .08%          .08%
  Other Expenses....................................................         .12%          .37%
          Administration Fees (net of waivers)......................  .08%          .08%
          Shareholder Servicing Fees................................  .00%          .25%
          Miscellaneous.............................................  .04%          .04%
                                                                      ----          ----
Total Fund Operating Expenses (net of waivers)......................         .20%          .45%
                                                                             ====          ====


---------------

                        EXAMPLE                             1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------     ------     -------     -------     --------
You would pay the following expenses on a $1,000
  investment, assuming (1) a 5% annual return and (2)
  redemption at the end of each time period with
  respect to the following shares:
     Treasury Trust Shares:                                   $2         $ 6         $11         $ 26
     Treasury Trust Dollar Shares:                            $5         $14         $25         $ 57

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE GREATER OR LESSER THAN THOSE SHOWN.


     The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The table is based on expenses incurred by the Treasury Trust Shares and Dollar Shares during the last fiscal year, restated to reflect the expenses which each class of shares expects to incur during the current fiscal year. In addition, institutional investors may charge fees for providing administrative services in connection with their customers' investment in Dollar Shares. Absent fee waivers, Total Fund Operating Expenses for the Treasury Trust Shares and Dollar Shares would have been .30% and .55%, respectively. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" in this Prospectus and the Statement of Additional Information.) The investment adviser and administrators may from time to time waive the advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. The Fund has received a No-Action letter from the Securities and Exchange Commission in connection with receiving credits from its custodian, an affiliate of the Fund's investment adviser, for certain cash balances held by the custodian. If implemented, such credits may reduce custodian fees payable by the Fund but may not reduce the Fund's total operating expenses. The foregoing table has not been audited by the Fund's independent accountants.

                              FINANCIAL HIGHLIGHTS


     The following financial highlights are for Treasury Trust Fund Shares and for Treasury Trust Fund Dollar Shares for the fiscal year ended October 31, 1997 and for each of the seven preceding fiscal years and the fiscal period ended October 31, 1989 (commencement of operations). The financial highlights for the fiscal years set forth below have been audited by Coopers & Lybrand L.L.P. independent accountants whose report on the financial statements and financial highlights (for the most recent five years) of the Fund is incorporated herein and by reference into the Statement of Additional Information. The tables should be read in conjunction with the financial statements and related notes incorporated by reference into the Statement of Additional Information. Further information about the performance of the Fund is available in the annual report to shareholders, which may be obtained without charge by calling 800-821-7432.


                          TRUST FOR FEDERAL SECURITIES
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                             TREASURY TRUST SHARES


                                                        YEAR ENDED OCTOBER 31,                                    MAY 1, 1989(3)
                       ----------------------------------------------------------------------------------------         TO
                         1997      1996       1995        1994        1993        1992        1991       1990    OCTOBER 31, 1989
                       --------  --------  ----------  ----------  ----------  ----------  ----------  --------  ----------------
Net Asset Value,
 Beginning of
 Period............... $   1.00  $   1.00  $     1.00  $     1.00  $     1.00  $     1.00  $     1.00  $   1.00      $   1.00
                       --------  --------  ----------  ----------  ----------  ----------  ----------  --------      --------
Income From Investment
 Operations:
 Net Investment
   Income.............    .0504     .0508       .0545       .0359       .0292       .0380       .0612     .0777         0.422
                       --------  --------  ----------  ----------  ----------  ----------  ----------  --------      --------
 Total From Investment
   Operations.........    .0504     .0508       .0545       .0359       .0292       .0380       .0612     .0777         0.422
                       --------  --------  ----------  ----------  ----------  ----------  ----------  --------      --------
Less Distributions:
Dividends to
 Shareholders from:
 Net Investment
   Income.............   (.0504)   (.0508)     (.0545)     (.0359)     (.0292)     (.0380)     (.0612)   (.0777)       (0.422)
                       --------  --------  ----------  ----------  ----------  ----------  ----------  --------      --------
 Total
   Distributions......   (.0504)   (.0508)     (.0545)     (.0359)     (.0292)     (.0380)     (.0612)   (.0777)       (0.422)
                       --------  --------  ----------  ----------  ----------  ----------  ----------  --------      --------
Net Asset Value, End
 of Period............ $   1.00  $   1.00  $     1.00  $     1.00  $     1.00  $     1.00  $     1.00  $   1.00      $   1.00
                       ========  ========  ==========  ==========  ==========  ==========  ==========  ========      ========
 Total Return.........     5.16%     5.20%       5.59%       3.65%       2.96%       3.85%       6.30%     8.05%         4.29%(4)
Ratios/Supplemental
 Data:
 Net Assets, End of
   Period (in 000s)... $786,556  $897,659  $1,101,834  $1,016,635  $1,188,412  $1,552,207  $1,275,545  $692,404      $111,556
 Ratio of Expenses to
   Average Daily Net
   Assets(1)..........      .20%      .19%        .18%        .18%        .18%        .20%        .20%      .20%          .20%(2)
 Ratio of Net
   Investment Income
   to Average Net
   Assets.............     5.04%     5.08%       5.45%       3.57%       2.92%       3.78%       6.00%     7.74%         8.29%(2)


------------


(1) Without the waiver of advisory and administration fees, ratio of expenses to average daily net assets would have been .30%, .30%, .29%, .29%, .28%, .27%, .32%, and .37%, respectively, for each of the years ended October 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991 and 1990, and .43% (annualized) for the period ended October 31, 1989 for Treasury Trust Shares.


(2) Annualized.

(3) Commencement of operations.

(4) Total returns are not annualized for periods of less than one year.

                          TRUST FOR FEDERAL SECURITIES
                              FINANCIAL HIGHLIGHTS
                (For a Share Outstanding Throughout Each Period)
                          TREASURY TRUST DOLLAR SHARES


                                                     YEAR ENDED OCTOBER 31,                                      JUNE 14, 1989(3)
                   ------------------------------------------------------------------------------------------           TO
                     1997        1996        1995        1994        1993        1992       1991       1990      OCTOBER 31, 1989
                   --------    --------    --------    --------    --------    --------    -------    -------    ----------------
Net Asset Value,
 Beginning of
 Period.........   $   1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00    $  1.00    $  1.00         $ 1.00
                   --------    --------    --------    --------    --------    --------    -------    -------        -------
Income From
 Investment
 Operations:
 Net Investment
   Income.......      .0479       .0483       .0520       .0334       .0267       .0355      .0587      .0752          .0309
                   --------    --------    --------    --------    --------    --------    -------    -------        -------
 Total From
   Investment
   Operations...      .0479       .0483       .0520       .0334       .0267       .0355      .0587      .0752          .0309
                   --------    --------    --------    --------    --------    --------    -------    -------        -------
Less
 Distributions:
Dividends to
 Shareholders
 from:
 Net Investment
   Income.......     (.0479)     (.0483)     (.0520)     (.0334)     (.0267)     (.0355)    (.0587)    (.0752)        (.0309)
                   --------    --------    --------    --------    --------    --------    -------    -------        -------
 Total
Distributions...     (.0479)     (.0483)     (.0520)     (.0334)     (.0267)     (.0355)    (.0587)    (.0752)        (.0309)
                   --------    --------    --------    --------    --------    --------    -------    -------        -------
Net Asset Value,
 End of Period..   $   1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00    $  1.00    $  1.00         $ 1.00
                   ========    ========    ========    ========    ========    ========    =======    =======        =======
 Total Return...       4.91%       4.95%       5.34%       3.40%       2.71%       3.60%      6.05%      7.80%          3.13%(4)
Ratios/Supplemental
 Data:
 Net Assets, End
   of Period (in
   000s)........   $331,498    $294,228    $223,272    $181,934    $258,206    $218,320    $50,729    $61,270         $1,448
 Ratio of
   Expenses to
   Average Daily
   Net
   Assets(1)....        .45%        .44%        .43%        .43%        .43%        .45%       .45%       .45%           .45%(2)
 Ratio of Net
   Investment
   Income to
   Average Net
   Assets.......       4.79%       4.83%       5.20%       3.32%       2.67%       3.53%      5.75%      7.49%          8.19%(2)


------------

(1) Without the waiver of advisory and administration fees, the ratios of expenses to average daily net assets would have been .55%, .55%, .54%, .54%, .53%, .52%, .57% and .62%, respectively, for each of the fiscal years ended October 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991 and 1990, and .68%
    (annualized) for the period ended October 31, 1989 for Treasury Trust Dollar Shares.


(2) Annualized.

(3) First issuance of shares.

(4) Total returns are not annualized for periods of less than one year.

                       INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL

     The Fund's investment objective is to seek current income with liquidity and security of principal. The Fund invests solely in direct obligations of the U.S. Treasury, such as Treasury bills and notes. The Fund does not enter into repurchase agreements nor does the Fund purchase obligations of agencies or instrumentalities of the U.S. Government. Because the Fund invests exclusively in direct U.S. Treasury obligations, investors may benefit from income tax exclusions or exemptions that are available in certain states and localities. See "Taxes." As a fundamental policy, the Fund will invest only in those instruments which will permit Fund shares to qualify as "short-term liquid assets" for federally regulated thrifts.

     Portfolio obligations held by the Fund have remaining maturities of one year or less (with certain exceptions), subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act") and other rules of the Securities and Exchange Commission (the "SEC"). Certain government securities held by the Fund may have remaining maturities exceeding one year if such securities provide for adjustments in their interest rates not less frequently than annually.

     Securities issued or guaranteed by the U.S. Government have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. The Fund may from time to time engage in portfolio trading for liquidity purposes, in order to enhance its yield or if otherwise deemed advisable. In selling portfolio securities prior to maturity, the Fund may realize a price higher or lower than that paid to acquire any given security, depending upon whether interest rates have decreased or increased since its acquisition. To the extent consistent with its investment objectives, the Fund may invest in Treasury receipts and other "stripped" securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Currently, the Fund only invests in "stripped" securities issued or guaranteed by the U.S. Government which are registered under the STRIPS program. The principal and interest components may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

     The Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

SUITABILITY

     The Fund is designed as an economical and convenient vehicle for those institutional investors seeking to obtain current income with liquidity and security of principal. The Fund is designed for banks and other institutions seeking investment of monies held in accounts for which the institution acts in a fiduciary, advisory, agency, custodial or other similar capacity. The Fund may also be suitable for the investment of funds held or managed by corporations, employee benefit plans, insurance companies, unions, hospitals, investment counselors, professional firms, educational, religious and charitable organizations, investment bankers, brokers, and others, if consistent with the objectives of the particular account and any applicable state and federal laws and regulations.

     The Fund offers the advantage of diversification and economies of scale, thereby avoiding the generally greater expense of executing a large number of small transactions. Moreover, investment in the Fund relieves the investor of many management and administrative burdens associated with the direct purchase and sale of income obligations. These include the selection of investments; surveying the market for the best terms at which to buy and sell; receipt, delivery and safekeeping of securities; and recordkeeping.

     The Fund's investment policies are intended to qualify Fund shares for the investment of funds of federally regulated thrifts. The Fund intends to qualify its shares as "short-term liquid assets" as established in the published rulings, interpretations, and regulations of the Office of Thrift Supervision. However, investing institutions are advised to consult their primary regulator for concurrence that Fund shares qualify under applicable regulations and policies.

INVESTMENT LIMITATIONS

     The Fund's investment objective described above is not fundamental and may be changed by the Company's Board of Trustees without a vote of shareholders. If there is a change in the investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The Fund's investment limitations summarized below may not be changed without the affirmative vote of the holders of a majority of its outstanding shares. (A full list of the complete investment limitations that cannot be changed without a vote of shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

The Fund may not:

     1. Purchase securities other than direct obligations of the U.S. Treasury such as Treasury bills and notes which will permit Fund shares to qualify as "short-term liquid assets" for federally regulated thrifts.

     2. Borrow money except from banks for temporary purposes and then in an amount not exceeding 10% of the value of the Fund's total assets, or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing.

     3. Make loans except that the Fund may purchase or hold debt obligations in accordance with its investment objective and policies.

                       PURCHASE AND REDEMPTION OF SHARES

PURCHASE PROCEDURES

     Fund shares are sold at the net asset value per share next determined after acceptance of a purchase order by PFPC, the Fund's transfer agent. Purchase orders for shares are accepted only on days on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day") and must be transmitted to PFPC in Wilmington, Delaware, by telephone (800-441-7450; in Delaware: 302-791-5350) or through the Fund's computer access program. Orders accepted before 12:00 noon, Eastern time, for which payment has been received by PNC Bank, the Fund's custodian, will be executed at 12:00 noon. Orders accepted after 12:00 noon and before 2:30 P.M., Eastern time (or orders accepted earlier in the same day for which payment has not been received by 12:00 noon) will be executed at 4:00 P.M., Eastern time, if payment has been received by PNC Bank by that time. Orders received at other times, and orders for which payment has not been received by 4:00 P.M., Eastern time, will not be accepted, and notice thereof will be given to the institution placing the order. (Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending institution.) The Fund may in its discretion reject any order for shares.

     Payment for Fund shares may be made only in federal funds or other funds immediately available to PNC Bank. The minimum initial investment by an institution is $3 million for Treasury Trust Shares and $5,000 for Dollar Shares; however, broker-dealers and other institutional investors may set a higher minimum for their customers. There is no minimum subsequent investment. The Fund, at its discretion, may reduce the minimum initial investment for Treasury Trust Shares for specific institutions whose aggregate relationship with the Provident Institutional Funds is substantially equivalent to this $3 million minimum and warrants this reduction.

     Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Dollar Shares. (See also "Management of the Fund--Organizations Servicing the Dollar Shares.") Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult their legal advisors before investing fiduciary funds in Dollar Shares. (See also "Management of the Fund--Banking Laws.")

REDEMPTION PROCEDURES

     Redemption orders must be transmitted to PFPC in Wilmington, Delaware, in the manner described under "Purchase Procedures." Shares are redeemed at the net asset value per share next determined after PFPC receipt of the redemption order. While the Fund intends to use its best efforts to maintain its net asset value per share at $1.00, the proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption.

     Payment for redeemed shares for which a redemption order is received by PFPC by 2:30 P.M., Eastern time, on a Business Day is normally made in Federal funds wired to the redeeming shareholder on the same day. Payment for redemption orders which are received between 2:30 P.M. and 4:00 P.M., Eastern time, or on a day when PNC Bank is closed, is normally wired in federal funds on the next day following redemption that PNC Bank is open for business.

     The Fund shall have the right to redeem shares in any account if the value of the account is less than $1,000 after sixty-days' prior written notice to the shareholder. Any such redemption shall be effected at the net asset value per share next determined after the redemption order is entered. If during the sixty-day period the shareholder increases the value of its account to $1,000 or more, no such redemption shall take place. Moreover, if a shareholder's Treasury Trust Shares account falls below an average of $100,000 in any particular calendar month, the account may be charged an account maintenance fee with respect to that month. In addition, the Fund may also redeem shares involuntarily or suspend the right of redemption under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

OTHER MATTERS

     The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by PIMC as of 12:00 noon and 4:00 P.M., Eastern time, on each day on which both the Federal Reserve Bank of Philadelphia and the New York Stock Exchange are open for business. Currently, one or both of these institutions are closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day (observed), Veteran's Day, Thanksgiving, Day and Christmas Day. The net asset value per share of each class of the Fund is calculated by adding the value of all securities and other assets belonging to the Fund, subtracting liabilities attributable to each class and dividing the result by the total number of the outstanding shares of each class. In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information." The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined independently of the net asset values of the shares of the Company's other investment portfolios.

     Fund shares are sold and redeemed without charge by the Fund. Institutional investors purchasing or holding Fund shares for their customer accounts may charge customer fees for cash management and other services provided in connection with their accounts. A customer should, therefore, consider the terms of its account with an institution before purchasing Fund shares. An institution purchasing or redeeming Fund shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

     The business and affairs of the Fund are managed under the direction of the Company's Board of Trustees.

INVESTMENT ADVISER AND SUB-ADVISER


     PIMC, a wholly-owned, indirect subsidiary of PNC Bank, serves as the Fund's investment adviser. PIMC is one of the largest managers of mutual funds, with assets currently under management in excess of $39 billion. PIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at, 400 Bellevue Parkway,

Wilmington, Delaware 19809. PNC Bank serves as the Fund's sub-adviser. PNC Bank is one of the largest bank managers of investments for individuals in the United States, and together with its predecessors has been in the business of managing the investments of fiduciary and other accounts since 1847. PNC Bank is a wholly-owned, indirect subsidiary of PNC Bank Corp. and has its principal offices at 1600 Market Street, Philadelphia, Pennsylvania 19103. In 1973, Provident National Bank (predecessor to PNC Bank) commenced advising the first institutional money market mutual fund--a U.S. dollar-denominated constant net asset value fund--offered in the United States. PIMC and PNC Bank also serve as investment adviser and sub-adviser, respectively, to the Company's FedFund, T-Fund and Federal Trust Fund Portfolios.

     PNC Bank Corp., a multi-bank holding company headquartered in Pittsburgh, Pennsylvania, is one of the largest financial services organizations in the United States, with banking subsidiaries in Pennsylvania, New Jersey, Delaware, Ohio, Kentucky, Indiana, Massachusetts and Florida. Its major businesses include corporate banking, consumer banking, real estate banking, mortgage banking and asset management.


     As investment adviser, PIMC manages the Fund's portfolio and is responsible for all purchases and sales of the Fund's portfolio securities. PIMC also maintains certain of the Fund's financial accounts and records and computes the Fund's net asset value and net income. For the investment advisory services provided and expenses assumed by it, PIMC is entitled to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. PIMC and the administrators may from time to time reduce the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. Any fees waived or expenses reimbursed by PIMC and the administrators with respect to a particular fiscal year are not recoverable. For the fiscal year ended October 31, 1997, the Fund paid investment advisory fees aggregating .08% of its average net assets.


     As sub-adviser, PNC Bank provides research, credit analysis and recommendations with respect to the Fund's investments, and supplies PIMC with certain computer facilities, personnel and other services. For its sub-advisory and other services, PNC Bank is entitled to receive from PIMC an amount equal to 75% of the investment advisory fee paid by the Fund to PIMC (subject to adjustment in certain circumstances). The sub-advisory fees paid by PIMC to PNC Bank have no effect on the investment advisory fees payable by the Fund to PIMC. PNC Bank also serves as the Fund's custodian. The services provided by PNC Bank and PIMC and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

ADMINISTRATORS


     PFPC, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, and PDI, whose principal business address is Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428, serve as administrators. PFPC is an indirect wholly-owned subsidiary of PNC Bank Corp. All of the outstanding stock of PDI is owned by PDI's chief executive officer. The administrative services provided by the administrators, which are described more fully in the Statement of Additional Information, include providing and supervising the operation of an automated data processing system to process purchase and redemption orders; assisting in maintaining the Fund's Wilmington, Delaware office; performing administrative services in connection with the Fund's computer access program maintained to facilitate shareholder access to the Fund; accumulating information for and coordinating the preparation of reports to the Fund's shareholders and the Securities and Exchange Commission; and maintaining the registration or qualification of the Fund's shares for sale under state securities laws. PFPC and PDI are each responsible for carrying out the duties undertaken pursuant to the Administration Agreement with the Fund.


     For their administrative services, the administrators are entitled jointly to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. (For information on regarding the administrators' fee waivers and expense reimbursements, see "Investment Adviser and Sub-Adviser" above.) The Fund also reimburses each administrator for its reasonable out-of-pocket expenses incurred in connection with the Funds' computer access program. For the fiscal year ended October 31, 1997, the Fund paid administration fees aggregating .08% of its average net assets.


     PFPC also serves as transfer agent, registrar and dividend disbursing agent. PFPC's address as transfer agent is P.O. Box 8950, Wilmington, Delaware 19885-9628. The services provided by PFPC and PDI and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

DISTRIBUTOR

     PDI, whose principal business address is set forth above under "Administrators", also serves as distributor of the Fund's shares. Fund shares are sold on a continuous basis by the distributor as agent. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of printing and distributing all sales literature. No compensation is payable by the Fund to the distributor for its distribution services.

ORGANIZATIONS SERVICING THE DOLLAR SHARES

     Institutional investors, such as banks, savings and loan associations and other financial institutions, including affiliates of PNC Bank Corp. ("Service Organizations"), may purchase Dollar Shares. Dollar Shares are identical in all respects to Treasury Trust Shares except that they bear the service fees described below and enjoy certain exclusive voting rights on matters relating to these fees. The Fund will enter into an agreement with each Service Organization which purchases Dollar Shares requiring it to provide support services to its customers who are the beneficial owners of such shares in consideration of the Fund's payment of .25% (on an annualized basis) of the average daily net asset value of the Dollar Shares held by the Service Organization for the benefit of customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Fund--Organizations Servicing the Dollar Shares," include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PFPC; processing dividend payments from the Fund on behalf of customers; providing information periodically to customers showing their positions in Dollar Shares; and providing sub-accounting or the information necessary for sub-accounting with respect to Dollar Shares beneficially owned by customers. Under the terms of the agreements, Service Organizations are required to provide to their customers a schedule of any fees that they may charge customers in connection with their investments in Dollar Shares. Treasury Trust Shares are sold to institutions that have not entered into servicing agreements with the Fund in connection with their investments.

EXPENSES


     Except as noted above and in the Statement of Additional Information, the Fund's service contractors bear all expenses in connection with the performance of their services. Similarly, the Fund bears the expenses incurred in its operations. For the fiscal year ended October 31, 1997, the Fund's total expenses with respect to Treasury Trust Shares and Dollar Shares were .20% and
 .45% of the average net assets of the Treasury Trust Shares and Treasury Trust Dollar Shares, respectively. With regard to fees paid exclusively by Dollar Shares, see "Organizations Servicing the Dollar Shares" above.


BANKING LAWS

     Banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company engaged continuously in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Fund shares. Such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company for or upon the order of customers. PNC Bank, PIMC and PFPC, as well as some Service Organizations, are subject to such banking laws and regulations, but believe they may perform the services for the Fund contemplated by their respective agreements, this Prospectus and the Statement of Additional Information without violating applicable banking laws or regulations.

     Should future legislative, judicial or administrative action prohibit or restrict the activities of bank Service Organizations in connection with the provision of support services to their customers, the Fund might be required to alter or discontinue its arrangements with Service Organizations and change its method of operations with respect to Dollar shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any customer.

                                   DIVIDENDS


     Shareholders of the Fund are entitled to dividends and distributions arising only from the net investment income and capital gains, if any, earned on investments held by the Fund. The Fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year. Shares begin accruing dividends on the day the purchase order for the shares is executed and continue to accrue dividends through, and including, the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class. The Fund does not expect to realize net long-term capital gains.


     Dividends are determined in the same manner for each class of shares of the Fund but may differ in amount because of the difference in the expenses paid by the different classes.

     Institutional shareholders may elect to have their dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Such election, or any revocation thereof, must be made in writing to PFPC at P.O. Box 8950, Wilmington, Delaware 19885-9628, and will become effective after its receipt by PFPC with respect to dividends paid.

     PFPC, as transfer agent, will send each Fund shareholder or its authorized representative an annual statement designating the amount, if any, of any dividends and distributions made during each year and their Federal tax qualification.

                                     TAXES

     The Fund qualified in its last taxable year and intends to qualify in future years as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). A regulated investment company is generally exempt from federal income tax on amounts distributed to its shareholders.


     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders at least 90% of its investment company taxable income for such year. In general, the Fund's investment company taxable income will be its taxable income (including interest and short-term capital gains, if any), subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Fund intends to distribute substantially all of its investment company taxable income each year. Such distributions will be taxable as ordinary income to the Fund's shareholders that are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) It is anticipated that none of the Fund's distributions will be eligible for the dividends received deduction for corporate shareholders. The Fund does not expect to realize long-term capital gains and, therefore, does not contemplate payment of any "capital gains dividends" as described in the Code.


     Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year, in the event such dividends are actually paid during January of the following year.

     TO THE EXTENT PERMISSIBLE BY FEDERAL AND STATE LAW, THE FUND IS STRUCTURED TO PROVIDE SHAREHOLDERS WITH INCOME THAT IS EXEMPT OR EXCLUDED FROM TAXATION AT THE STATE AND LOCAL LEVEL. SUBSTANTIALLY ALL DIVIDENDS PAID TO SHAREHOLDERS RESIDING IN CERTAIN STATES WILL BE EXEMPT OR EXCLUDED FROM STATE INCOME TAX. MANY STATES, BY STATUTE, JUDICIAL DECISION OR ADMINISTRATIVE ACTION, HAVE TAKEN THE POSITION THAT DIVIDENDS OF A REGULATED INVESTMENT COMPANY SUCH AS THE FUND THAT ARE ATTRIBUTABLE TO INTEREST ON DIRECT U.S. TREASURY OBLIGATIONS ARE THE FUNCTIONAL EQUIVALENT OF INTEREST FROM SUCH OBLIGATIONS AND ARE, THEREFORE, EXEMPT FROM STATE AND LOCAL INCOME TAXES. INVESTORS SHOULD BE AWARE OF THE APPLICATION OF THEIR STATE AND LOCAL TAX LAWS TO INVESTMENTS IN THE FUND.

     The foregoing discussion is only a brief summary of some of the important federal tax considerations generally affecting the Fund and its shareholders. As indicated above, IRAs receive special tax treatment. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisors with specific reference to their own tax situations.

                                     YIELDS

     From time to time, in advertisements or in reports to shareholders, the "yields" and "effective yields" for Treasury Trust Shares and Dollar Shares may be quoted. Yield quotations are computed separately for each separate class or sub-class of shares. The "yield" for a particular class or sub-class of Fund shares refers to the income generated by an investment in such shares over a specified period (such as a seven-day period). This income is then "annualized"; that is, the amount of income generated by the investment during that period is assumed to be generated for each such period over a 52-week or one-year period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a class or subclass of Fund shares is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     The Fund's yields may be compared to those of other mutual funds with similar objectives, to stock or other relevant indices, or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data are reported in national financial publications such as IBC/Donoghue's Money Fund Report(R), The Wall Street Journal, and The New York Times, reports prepared by Lipper Analytical Services, Inc., and publications of a local or regional nature.

     The Fund's yield figures for a particular class or sub-class of shares represent the Fund's past performance, will fluctuate, and should not be considered as representative of future results. The yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. Any fees charged by Service Organizations or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in the Fund's yields; such fees, if charged, would reduce the actual return received by customers on their investments. The methods used to compute the Fund's yields are described in more detail in the Statement of Additional Information. Investors may call 800-821-6006 (Treasury Trust Shares code: 62; Treasury Trust Dollar Shares code:
63) to obtain current yield information.

                    DESCRIPTION OF SHARES AND MISCELLANEOUS

     The Company is a Pennsylvania business trust established on May 14, 1975. Effective March 2, 1987, the Company's name was changed from Trust for Short-Term Federal Securities to Trust for Federal Securities. The Company commenced operations of the Fund in May, 1989.

     The Company's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest in the Company and to classify or reclassify any unissued shares into one or more additional classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of nine classes of shares designated as Treasury Trust, Treasury Trust Dollar, FedFund, FedFund Dollar, T-Fund, T-Fund Dollar, T-Fund Plus, Federal Trust and Federal Trust Dollar. The Declaration of Trust further authorizes the trustees to classify or reclassify any class of shares into one or more sub-classes.

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE FUND. INVESTORS WISHING TO OBTAIN SIMILAR INFORMATION REGARDING THE FUND'S OTHER CLASS OF SHARES OR THE COMPANY'S FEDFUND, T-FUND AND FEDERAL TRUST FUND PORTFOLIOS MAY OBTAIN SEPARATE PROSPECTUSES DESCRIBING THESE PORTFOLIOS BY CALLING 800-998-7633.

     The Company does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a member of the Board of Trustees upon written request of shareholders owning at least 10% of the outstanding shares of the Company entitled to vote.

     Each Fund Share represents an equal proportionate interest in the assets belonging to the Fund. Each share is without par value and has no preemptive or conversion rights. When issued for payment as described in this Prospectus, shares will be fully paid and non-assessable.

     Holders of the Company's Treasury Trust Shares and Treasury Trust Dollar Shares will vote in the aggregate and not by class or sub-class on all matters, except where otherwise required by law and except that only Dollar Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Service Organizations. Further, shareholders of all of the Company's portfolios will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. (See the Statement of Additional Information under "Additional Description Concerning Fund Shares" for examples where the 1940 Act requires voting by portfolio.) Shareholders of the Company are entitled to one vote for each full share held (irrespective of class, sub-class, or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of the Company may elect all of the trustees.

     For information concerning the redemption of Fund shares and possible restrictions on their transferability, see "Purchase and Redemption of Shares."

     As stated above, the Company is organized as a trust under the laws of the Commonwealth of Pennsylvania. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligations of the trust. The Company's Declaration of Trust provides for indemnification out of the trust property of any shareholder of the Fund held personally liable solely by reason of being or having been a shareholder and not because of any acts or omissions or some other reason.

                                    TREASURY
                                   TRUST FUND
                            AN INVESTMENT PORTFOLIO
                                   OFFERED BY
                          TRUST FOR FEDERAL SECURITIES

                      [PROVIDENT INSTITUTIONAL FUNDS LOGO]

                                   Prospectus



                               February 28, 1998




       NO PERSON HAS BEEN AUTHORIZED
       TO GIVE ANY INFORMATION OR TO
       MAKE ANY REPRESENTATIONS NOT
       CONTAINED IN THIS PROSPECTUS,
       OR IN THE FUND'S STATEMENT OF
       ADDITIONAL INFORMATION
       INCORPORATED HEREIN BY
       REFERENCE, IN CONNECTION WITH
       THE OFFERING MADE BY THIS
       PROSPECTUS AND, IF GIVEN OR
       MADE, SUCH INFORMATION OR
       REPRESENTATIONS MUST NOT BE
       RELIED UPON AS HAVING BEEN
       AUTHORIZED BY THE COMPANY OR
       ITS DISTRIBUTOR. THIS
       PROSPECTUS DOES NOT
       CONSTITUTE AN OFFERING BY THE
       COMPANY OR BY THE DISTRIBUTOR
       IN ANY JURISDICTION IN WHICH
       SUCH OFFERING MAY NOT
       LAWFULLY BE MADE.

     ----------------------------------------------
             TABLE OF CONTENTS


                                          PAGE
                                         ------
         Background and Expense
           Information...................      2
         Financial Highlights............      3
         Investment Objective and
           Policies......................      5
         Purchase and Redemption of
           Shares........................      7
         Management of the Fund..........      8
         Dividends.......................     11
         Taxes...........................     12
         Yields..........................     13
         Description of Shares and
           Miscellaneous.................     13


       PIF-P-008

                          TRUST FOR FEDERAL SECURITIES
                     (Treasury Trust Fund Dollar Shares)
                             Cross Reference Sheet


                      Form N-1A Item                                                     Prospectus Caption
                      --------------                                                     ------------------


1.                    Cover Page  ..............................                         Cover Page

2.                    Synopsis    ..............................                         Background and Expense
                                                                                           Information

3.                    Condensed Financial Information ..........                         Financial Highlights; Yields

4.                    General Description of Registrant ........                         Cover Page; Financial Highlights;
                                                                                         Investment Objective and Policies;
                                                                                         Description of Shares and
                                                                                         Miscellaneous

5.                    Management of the Fund ...................                         Management of the Fund; Dividends

6.                    Capital Stock and Other Securities .......                         Cover Page; Financial Highlights;
                                                                                         Dividends; Taxes; Description of
                                                                                         Shares and Miscellaneous

7.                    Purchase of Securities Being Offered .....                         Management of the Fund; Purchase and
                                                                                         Redemption of Shares

8.                    Redemption or Repurchase .................                         Purchase and Redemption of Shares

9.                    Pending Legal Proceedings ................                         Inapplicable


                              Treasury Trust Fund

                                 Dollar Shares
                       An Investment Portfolio Offered By
                          Trust for Federal Securities


Bellevue Park Corporate Center                    For purchase and redemption orders only call:
400 Bellevue Parkway                              800-441-7450 (in Delaware: 302-791-5350).
Suite 100                                         For yield information call: 800-821-6006
Wilmington, DE 19809                              (Dollar Shares code: 63).
                                                  For other information call: 800-821-7432
                                                  or visit our web site at www.pif.com.


     Trust for Federal Securities (the "Company") is a no-load, diversified, open-end investment company that currently offers shares in four separate investment portfolios. This Prospectus describes one class of shares ("Dollar Shares") in the Treasury Trust Fund portfolio (the "Fund"), a money market portfolio.

     To the extent permissible by federal and state law, the Fund is structured to provide shareholders with income that is exempt or excluded from taxation at the state and local level. See "Taxes." The Fund is also designed to provide an economical and convenient means for the investment of short-term funds held by banks, trust companies, corporations, employee benefit plans and other institutional investors. The investment objective of the Fund is to seek current income with liquidity and security of principal. The Fund invests solely in U.S. Treasury bills, notes and direct obligations of the U.S. Treasury.

     PNC Institutional Management Corporation ("PIMC") and PNC Bank, National Association ("PNC Bank") serve as the Fund's investment adviser and sub-adviser, respectively. PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") serve as the Fund's administrators. PDI also serves as the Fund's distributor. Dollar Shares are sold exclusively to and must be purchased through Service Organizations. Service Organizations provide various shareholder services to their Customers in connection with their investment in Dollar Shares. (See "Management of the Fund--Organizations Servicing the Dollar Shares.")
                            ------------------------

      SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED, ENDORSED, OR OTHERWISE SUPPORTED BY PNC BANK CORP. OR ITS AFFILIATES,
       OR THE U.S. GOVERNMENT, AND ARE NOT FEDERALLY INSURED BY THE FED-
         ERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD
            OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUND INVOLVES
          INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
               THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO
                MAINTAIN ITS NET ASSET VALUE OF $1.00 PER SHARE.
                            ------------------------


     This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information currently dated February 28, 1998, has been filed with the Securities and Exchange Commission and is available to investors without charge by calling the Fund at 800-821-1432. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the SEC Internet Web Site (http://www.sec.gov). The Statement of Additional Information, as amended from time to time, is incorporated in its entirety by reference into this Prospectus.

                            ------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
       AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
      THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COM-
        MISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------


                               February 28, 1998

                       BACKGROUND AND EXPENSE INFORMATION

     The Company offers two classes of shares in the Fund: Treasury Trust Shares and Treasury Trust Dollar Shares ("Dollar Shares"). Shares of each class represent equal, pro rata interests in the Fund and accrue daily dividends in the same manner except that the Dollar Shares bear fees payable by the Fund (at the rate of .25% per annum) to Service Organizations for administrative support services they provide to the beneficial owners of such shares. (See "Management of the Fund--Organizations Servicing the Dollar Shares.")

                         EXPENSE SUMMARY--DOLLAR SHARES

                                                                                 DOLLAR
                                                                                 SHARES
                                                                              ------------
ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------------
(as a percentage of average net assets)
     Management Fees (net of waivers)......................................           .08%
     Other Expenses........................................................           .37%
          Administration Fees (net of waivers).............................   .08%
          Shareholder Servicing Fees.......................................   .25%
          Miscellaneous....................................................   .04%
                                                                              ----
     Total Fund Operating Expenses (net of waivers)........................           .45%
                                                                                      =====

------------

                       EXAMPLE                           1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------    ------     -------     -------     --------
You would pay the following expenses on a $1,000
  investment, assuming (1) a 5% annual return and (2)
  redemption at the end of each time period with
  respect to Dollar Shares:                               $  5        $14         $25         $ 57

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE GREATER OR LESSER THAN THOSE SHOWN.


     The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The table is based on expenses incurred by the Treasury Trust Dollar Shares during the last fiscal year, restated to reflect the expenses which those shares expect to incur during the current fiscal year. In addition, institutional investors may charge fees for providing administrative services in connection with their customers' investment in Dollar Shares. Absent fee waivers, Total Fund Operating Expenses for Dollar Shares would have been .55%. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" in this Prospectus and the Statement of Additional Information.) The investment adviser and administrators may from time to time waive the advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. The Fund has received a No-Action letter from the Securities and Exchange Commission in connection with receiving credits from its custodian, an affiliate of the Fund's investment adviser, for certain cash balances held by the custodian. If implemented, such credits may reduce custodian fees payable by the Fund but may not reduce the Fund's total operating expenses. The foregoing table has not been audited by the Fund's independent accountants.

                              FINANCIAL HIGHLIGHTS


     The following financial highlights are for Treasury Trust Fund Dollar Shares for the fiscal year ended October 31, 1997 and for each of the seven preceding fiscal years and the fiscal period ended October 31, 1989 (commencement of operations). The financial highlights for the fiscal years set forth below have been audited by Coopers & Lybrand L.L.P. independent accountants whose report on the financial statements and financial highlights (for the most recent five years) of the Fund is incorporated herein and by reference into the Statement of Additional Information. The tables should be read in conjunction with the financial statements and related notes incorporated by reference into the Statement of Additional Information. Further information about the performance of the Fund is available in the annual report to shareholders, which may be obtained without charge by calling 800-821-7432.


                          TRUST FOR FEDERAL SECURITIES

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                          TREASURY TRUST DOLLAR SHARES


                                                    TREASURY TRUST DOLLAR SHARES
                                                       YEAR ENDED OCTOBER 31,                                    JUNE 14, 1989(3)
                     ------------------------------------------------------------------------------------------         TO
                       1997        1996        1995        1994        1993        1992       1991       1990    OCTOBER 31, 1989
                     --------    --------    --------    --------    --------    --------    -------    -------  ----------------
Net Asset Value,
 Beginning of
 Period............  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00    $  1.00    $  1.00      $   1.00
                     --------    --------    --------    --------    --------    --------    -------    -------       -------
Income from
 Investment
 Operations:
 Net Investment
   Income..........     .0479       .0483       .0520       .0334       .0267       .0355      .0587      .0752         .0309
                     --------    --------    --------    --------    --------    --------    -------    -------       -------
 Total from
   Investment
   Operations......     .0479       .0483       .0520       .0334       .0267       .0355      .0587      .0752         .0309
                     --------    --------    --------    --------    --------    --------    -------    -------       -------
Less Distributions:
Dividends to
 Shareholders from:
 Net Investment
   Income..........    (.0479)     (.0483)     (.0520)     (.0334)     (.0267)     (.0355)    (.0587)    (.0752)       (.0309)
                     --------    --------    --------    --------    --------    --------    -------    -------       -------
 Total
   Distributions...    (.0479)     (.0483)     (.0520)     (.0334)     (.0267)     (.0355)    (.0587)    (.0752)       (.0309)
                     --------    --------    --------    --------    --------    --------    -------    -------       -------
Net Asset Value,
 End of Period.....  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00    $  1.00    $  1.00      $   1.00
                     ========    ========    ========    ========    ========    ========    =======    =======       =======
 Total Return......      4.91%       4.95%       5.34%       3.40%       2.71%       3.60%      6.05%      7.80%         3.13%(4)
Ratios/Supplemental
 Data:
 Net Assets, End of
   Period (in
   000s)...........  $331,498    $294,228    $223,272    $181,934    $258,206    $218,320    $50,729    $61,270      $  1,448
 Ratio of Expenses
   to Average Daily
   Net Assets(1)...       .45%        .44%        .43%        .43%        .43%        .45%       .45%       .45%          .45%(2)
 Ratio of Net
   Investment
   Income to
   Average Net
   Assets..........      4.79%       4.83%       5.20%       3.32%       2.67%       3.53%      5.75%      7.49%         8.19%(2)


------------


(1) Without the waiver of advisory and administration fees, the ratio of expenses to average daily net assets would have been .55%, .55%, .54%, .54%, .53%, .52%, .57% and .62%, respectively, for each of the years ended October 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991 and 1990, and .68% (annualized)
    for the period ended October 31, 1989 for Treasury Trust Dollar Shares.


(2) Annualized.

(3) First issuance of shares.

(4) Total returns are not annualized for periods of less than one year.

                       INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL

     The Fund's investment objective is to seek current income with liquidity and security of principal. The Fund invests solely in direct obligations of the U.S. Treasury, such as Treasury bills and notes. The Fund does not enter into repurchase agreements nor does the Fund purchase obligations of agencies or instrumentalities of the U.S. Government. Because the Fund invests exclusively in direct U.S. Treasury obligations, investors may benefit from income tax exclusions or exemptions that are available in certain states and localities. See "Taxes." As a fundamental policy, the Fund will invest only in those instruments which will permit Fund shares to qualify as "short-term liquid assets" for federally regulated thrifts.

     Portfolio obligations held by the Fund have remaining maturities of one year or less (with certain exceptions), subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act") and other rules of the Securities and Exchange Commission (the "SEC"). Certain government securities held by the Fund may have remaining maturities exceeding one year if such securities provide for adjustments in their interest rates not less frequently than annually.

     Securities issued or guaranteed by the U.S. Government have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. The Fund may from time to time engage in portfolio trading for liquidity purposes, in order to enhance its yield or if otherwise deemed advisable. In selling portfolio securities prior to maturity, the Fund may realize a price higher or lower than that paid to acquire any given security, depending upon whether interest rates have decreased or increased since its acquisition. To the extent consistent with its investment objectives, the Fund may invest in Treasury receipts and other "stripped" securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Currently, the Fund only invests in "stripped" securities issued or guaranteed by the U.S. Government which are registered under the STRIPS program. The principal and interest components may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

     The Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

SUITABILITY

     The Fund is designed as an economical and convenient vehicle for those institutional investors seeking to obtain current income with liquidity and security of principal. The Fund is designed for banks and other institutions seeking investment of monies held in accounts for which the institution acts in a fiduciary, advisory, agency, custodial or other similar capacity. The Fund may also be suitable for the investment of funds held or managed by corporations, employee benefit plans, insurance companies, unions, hospitals, investment counselors, professional firms, educational, religious and charitable organizations, investment bankers, brokers, and others, if consistent with the objectives of the particular account and any applicable state and federal laws and regulations.

     The Fund offers the advantage of diversification and economies of scale, thereby avoiding the generally greater expense of executing a large number of small transactions. Moreover, investment in the Fund relieves the investor of many management and administrative burdens associated with the direct purchase and sale of income obligations. These include the selection of investments; surveying the market for the best terms at which to buy and sell; receipt, delivery and safekeeping of securities; and recordkeeping.

     The Fund's investment policies are intended to qualify Fund shares for the investment of funds of federally regulated thrifts. The Fund intends to qualify its shares as "short-term liquid assets" as established in the published rulings, interpretations, and regulations of the Office of Thrift Supervision. However, investing institutions are advised to consult their primary regulator for concurrence that Fund shares qualify under applicable regulations and policies.

INVESTMENT LIMITATIONS

     The Fund's investment objective described above is not fundamental and may be changed by the Company's Board of Trustees without a vote of shareholders. If there is a change in the investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The Fund's investment limitations summarized below may not be changed without the affirmative vote of the holders of a majority of its outstanding shares. (A full list of the complete investment limitations that cannot be changed without a vote of shareholders is contained in the Statement of Additional Information under "Investment Objective and Policies.")

The Fund may not:

     1. Purchase securities other than direct obligations of the U.S. Treasury such as Treasury bills and notes which will permit Fund shares to qualify as "short-term liquid assets" for federally regulated thrifts.

     2. Borrow money except from banks for temporary purposes and then in an amount not exceeding 10% of the value of the Fund's total assets, or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing.

     3. Make loans except that the Fund may purchase or hold debt obligations in accordance with its investment objective and policies.

                       PURCHASE AND REDEMPTION OF SHARES

PURCHASE PROCEDURES

     Dollar Shares are sold exclusively to institutional investors, such as banks and savings and loan associations and other financial institutions, including affiliates of PNC Financial Corp ("Service Organizations"), acting on behalf of themselves or their customers and customers of their affiliates ("customers"). The customers, which may include individuals, trusts, partnerships and corporations, must maintain accounts (such as demand deposit, custody, trust or escrow accounts) with the Service Organization. Service Organizations (or their nominees) will normally be the holders of record of Dollar Shares, and will reflect their customers' beneficial ownership of shares in the account statements provided by them to their customers. The exercise of voting rights and the delivery to customers of shareholder communications from the Fund will be governed by the customers' account agreements with the Service Organizations. Investors wishing to purchase Dollar Shares should contact their account representatives.

     Purchase orders must be transmitted by a Service Organization directly to PFPC, the Fund's transfer agent. All such transactions are effected pursuant to procedures established by the Service Organization in connection with a customer's account. Shares are sold at the net asset value per share next determined after acceptance of a purchase order by PFPC.

     Purchase orders for shares are accepted by the Fund only on days on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day") and must be transmitted to PFPC in Wilmington, Delaware, by telephone (800-441-7450; in Delaware: 302-791-5350) or through the Fund's computer access program. Orders accepted before 12:00 noon, Eastern time, for which payment has been received by PNC Bank, the Fund's custodian, will be executed at 12:00 noon. Orders accepted after 12:00 noon and before 2:30 P.M., Eastern time (or orders accepted earlier in the same day for which payment has not been received by 12:00 noon) will be executed at 4:00 P.M., Eastern time, if payment has been received by PNC Bank by that time. Orders received at other times, and orders for which payment has not been received by 4:00 P.M., Eastern time, will not be accepted, and notice thereof will be given to the Service Organization placing the order. (Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending institution.) The Fund may in its discretion reject any order for shares.

     Payment for Dollar Shares may be made only in federal funds or other funds immediately available to PNC Bank. The minimum initial investment by a Service Organization is $5,000; however, Service Organizations may set higher minimums for their customers. There is no minimum subsequent investment.

     Conflict of interest restrictions may apply to a Service Organization's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Dollar Shares. (See also "Management of the Fund--Organizations Servicing the Dollar Shares.") Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult their legal advisors before investing fiduciary funds in Dollar Shares. (See also "Management of the Fund--Banking Laws.")

REDEMPTION PROCEDURES

     Redemption orders must be transmitted by the Service Organization to PFPC in Wilmington, Delaware in the manner described under "Purchase Procedures." Shares are redeemed at the net asset value per share next determined after PFPC's receipt of the redemption order. While the Fund intends to use its best efforts to maintain its net asset value per share at $1.00, the proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption.

     Payment for redeemed shares for which a redemption order is received by PFPC by 2:30 P.M., Eastern time, on a Business Day is normally made in federal funds wired to the redeeming shareholder on the same day. Payment for redemption orders which are received between 2:30 P.M. and 4:00 P.M., Eastern time, or on a day when PNC Bank is closed, is normally wired in federal funds on the next day following redemption that PNC Bank is open for business.

     The Fund shall have the right to redeem shares in any account if the value of the account is less than $1,000 after sixty-days' prior written notice to the shareholder. Any such redemption shall be effected at the net asset value per share next determined after the redemption order is entered. If during the sixty-day period the shareholder increases the value of its account to $1,000 or more, no such redemption shall take place. In addition, the Fund may also redeem shares involuntarily or suspend the right of redemption under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

OTHER MATTERS

     The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by PIMC as of 12:00 noon and 4:00 P.M., Eastern time, on each day on which both the Federal Reserve Bank of Philadelphia and the New York Stock Exchange are open for business. Currently, one or both of these institutions are closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day (observed), Veteran's Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the Fund is calculated by adding the value of all securities and other assets belonging to the Fund, subtracting liabilities attributable to each class and dividing the result by the total number of the outstanding shares of each class. In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information." The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined independently of the net asset values of the shares of the Company's other investment portfolios.

     Fund shares are sold and redeemed without charge by the Fund. Service Organizations purchasing or holding Dollar Shares for their customer accounts may charge customer fees for cash management and other services provided in connection with their accounts. In addition, if a customer has agreed with a particular Service Organization to maintain a minimum balance in its account with the Service Organization and the balance in such account falls below that minimum, the customer may be obliged by the Service Organization to redeem all or part of its shares in the Fund to the extent necessary to maintain the required minimum balance in such account. A customer should, therefore, consider the terms of its account with a Service Organization before purchasing Dollar Shares. A Service Organization purchasing or redeeming Fund shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements, and to provide customers with account statements with respect to share transactions for their accounts.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

     The business and affairs of the Fund are managed under the direction of the Company's Board of Trustees.

INVESTMENT ADVISER AND SUB-ADVISER


     PIMC, a wholly-owned, indirect subsidiary of PNC Bank, serves as the Fund's investment adviser. PIMC is one of the largest bank managers of mutual funds, with assets currently under management in excess of $39 billion. PIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank serves as the Fund's sub-adviser. PNC Bank is one of the largest bank managers of investments for individuals in the United States, and together with its predecessors has been in the business of managing the investments of fiduciary and other accounts since 1847. PNC Bank is a wholly-owned, indirect subsidiary of PNC Bank Corp. and has its principal offices at 1600 Market Street, Philadelphia, Pennsylvania 19103. In 1973, Provident National Bank (predecessor to PNC Bank) commenced advising the first institutional money market mutual fund--a U.S. dollar-denominated constant net asset value fund--offered in the United States. PIMC and PNC Bank also serve as investment adviser and sub-adviser, respectively, to the Company's FedFund, T-Fund and Federal Trust Fund portfolios.


     PNC Bank Corp., a multi-bank holding company headquartered in Pittsburgh, Pennsylvania, is one of the largest financial services organizations in the United States, with banking subsidiaries in Pennsylvania, New Jersey, Delaware, Ohio, Kentucky, Indiana, Massachusetts and Florida. Its major businesses include corporate banking, consumer banking, real estate banking, mortgage banking and asset management.


     As investment adviser, PIMC manages the Fund's portfolio and is responsible for all purchases and sales of the Fund's portfolio securities. PIMC also maintains certain of the Fund's financial accounts and records and computes the Fund's net asset value and net income. For the investment advisory services provided and expenses assumed by it, PIMC is entitled to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. PIMC and the administrators may from time to time reduce the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. Any fees waived or expenses reimbursed by PIMC and the administrators with respect to a particular fiscal year are not recoverable. For the fiscal year ended October 31, 1997, the Fund paid investment advisory fees with respect to Dollar Shares aggregating .08% of Dollar Shares' average net assets.


     As sub-adviser, PNC Bank provides research, credit analysis and recommendations with respect to the Fund's investments, and supplies PIMC with certain computer facilities, personnel and other services. For its sub-advisory services, PNC Bank is entitled to receive from PIMC an amount equal to 75% of the investment advisory fee paid by the Fund to PIMC (subject to adjustment in certain circumstances). The sub-advisory fees paid by PIMC to PNC Bank have no effect on the investment advisory fees payable by the Fund to PIMC. PNC Bank also serves as the Fund's custodian. The services provided by PNC Bank and PIMC and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

ADMINISTRATORS


     PFPC, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, and PDI, whose principal business address is Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428, serve as administrators. PFPC is an indirect wholly-owned subsidiary of PNC Bank Corp. All of the outstanding stock of PDI is owned by PDI's chief executive officer. The administrative services provided by the administrators, which are described more fully in the Statement of Additional Information, include providing and supervising the operation of an automated data processing system to process purchase and redemption orders; assisting in maintaining the Fund's Wilmington, Delaware office; performing administrative services in connection with the Fund's computer access program maintained to facilitate shareholder access to the Fund; accumulating information for and coordinating the preparation of reports to the Fund's shareholders and the Securities and Exchange Commission; and maintaining the registration or qualification of the Fund's shares for sale under state securities laws. PFPC and PDI are each responsible for carrying out the duties undertaken pursuant to the Administration Agreement with the Fund.



     For their administrative services, the administrators are entitled jointly to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. (For information regarding the administrators' fee waivers and expense reimbursements, see "Investment Adviser and Sub-Adviser" above.) The Fund also reimburses each administrator for its reasonable out-of-pocket expenses incurred in connection with the Funds' computer access program. For the fiscal year ended October 31, 1997, the Fund paid administration fees aggregating .08% of its average net assets.


     PFPC also serves as transfer agent, registrar and dividend disbursing agent. PFPC's address as transfer agent is P.O. Box 8950, Wilmington, Delaware 19885-9628. The services provided by PFPC and PDI and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

DISTRIBUTOR

     PDI, whose principal business address is set forth above under "Administrators," also serves as distributor of the Fund's shares. Fund shares are sold on a continuous basis by the distributor as agent. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of printing and distributing all sales literature. No compensation is payable by the Fund to the distributor for its distribution services.

ORGANIZATIONS SERVICING THE DOLLAR SHARES

     As stated above, Service Organizations may purchase Dollar Shares. Dollar Shares are identical in all respects to the Company's Treasury Trust Shares except that Dollar Shares bear the service fees described below and enjoy certain exclusive voting rights on matters relating to these fees. The Fund will enter into an agreement with each Service Organization which purchases Dollar Shares requiring it to provide support services to its customers who are the beneficial owners of such shares in consideration of the Fund's payment of .25% (on an annualized basis) of the average daily net asset value of the Dollar Shares held by the Service Organization for the benefit of customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Funds--Organizations Servicing the Dollar Shares," include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PFPC; processing dividend payments from the Fund on behalf of customers; providing information periodically to customers showing their positions in Dollar Shares; and providing sub-accounting or the information necessary for sub-accounting with respect to Dollar Shares beneficially owned by customers. Under the terms of the agreements, Service Organizations are required to provide to their customers a schedule of any fees that they may charge customers in connection with their investments in Dollar Shares.

EXPENSES


     Except as noted above and in the Statement of Additional Information, the Fund's service contractors bear all expenses in connection with the performance of their services. Similarly, the Fund bears the expenses incurred in its operations. For the fiscal year ended October 31, 1997, the Fund's total expenses with respect to Dollar Shares were .45% of the average net assets of the Dollar Shares. With regard to fees paid exclusively by Dollar Shares, see "Organizations Servicing the Dollar Shares" above.


BANKING LAWS

     Banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company engaged continuously in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Fund shares. Such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company for or upon the order of customers. PNC Bank, PIMC and PFPC, as well as some Service Organizations, are subject to such banking laws and regulations, but believe they may perform the services for the Fund contemplated by their respective agreements, this Prospectus and the Statement of Additional Information without violating applicable banking laws or regulations.

     Should future legislative, judicial or administrative action prohibit or restrict the activities of bank Service Organizations in connection with the provision of support services to their customers, the Fund might be required to alter or discontinue its arrangements with Service Organizations and change its method of operations with respect to Dollar Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any customer.

                                   DIVIDENDS


     Shareholders of the Fund are entitled to dividends and distributions arising only from the net investment income and capital gains, if any, earned on investments held by the Fund. The Fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year. Dividends are determined in the same manner for each class of shares of the Fund but may differ in amount because of the difference in the expenses paid by the different classes. Shares begin accruing dividends on the day the purchase order for the shares is executed and continue to accrue dividends through, and including, the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class. The Fund does not expect to realize net long-term capital gains.


     Institutional shareholders may elect to have their dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Such election, or any revocation thereof, must be made in writing to PFPC at P.O. Box 8950, Wilmington, Delaware 19885-9628, and will become effective after its receipt by PFPC with respect to dividends paid.

     PFPC, as transfer agent, will send each Fund shareholder or its authorized representative an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax qualification.

                                     TAXES

     The Fund qualified in its last taxable year and intends to qualify in future years as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). A regulated investment company is generally exempt from federal income tax on amounts distributed to its shareholders.


     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders at least 90% of its investment company taxable income for such year. In general, the Fund's investment company taxable income will be its taxable income (including interest and short-term capital gains, if any), subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Fund intends to distribute substantially all of its investment company taxable income each year. Such distributions will be taxable as ordinary income to the Fund's shareholders that are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an Individual IRA or a qualified retirement plan are deferred under the Code.) It is anticipated that none of the Fund's distributions will be eligible for the dividends received deduction for corporate shareholders. The Fund does not expect to realize long-term capital gains and, therefore, does not contemplate payment of any "capital gain dividends," as described in the Code.

     Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year, in the event such dividends are actually paid during January of the following year.

     TO THE EXTENT PERMISSIBLE BY FEDERAL AND STATE LAW, THE FUND IS STRUCTURED TO PROVIDE SHAREHOLDERS WITH INCOME THAT IS EXEMPT OR EXCLUDED FROM TAXATION AT THE STATE AND LOCAL LEVEL. SUBSTANTIALLY ALL DIVIDENDS PAID TO SHAREHOLDERS RESIDING IN CERTAIN STATES WILL BE EXEMPT OR EXCLUDED FROM STATE INCOME TAX. MANY STATES, BY STATUTE, JUDICIAL DECISION OR ADMINISTRATIVE ACTION, HAVE TAKEN THE POSITION THAT DIVIDENDS OF A REGULATED INVESTMENT COMPANY SUCH AS THE FUND THAT ARE ATTRIBUTABLE TO INTEREST ON DIRECT U.S. TREASURY OBLIGATIONS ARE THE FUNCTIONAL EQUIVALENT OF INTEREST FROM SUCH OBLIGATIONS AND ARE, THEREFORE, EXEMPT FROM STATE AND LOCAL INCOME TAXES. INVESTORS SHOULD BE AWARE OF THE APPLICATION OF THEIR STATE AND LOCAL TAX LAWS TO INVESTMENTS IN THE FUND.

     The foregoing discussion is only a brief summary of some of the important federal tax considerations generally affecting the Fund and its shareholders. As indicated above, IRAs receive special tax treatment. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisors with specific reference to their own tax situations.

                                     YIELDS

     From time to time, in advertisements or in reports to shareholders, the "yields" and "effective yields" for Treasury Trust Shares and Dollar Shares may be quoted. Yield quotations are computed separately for each separate class or sub-class of shares. The "yield" for a particular class or sub-class of Fund shares refers to the income generated by an investment in such shares over a particular period (such as a seven-day period). This income is then "annualized"; that is, the amount of income generated by an investment during that period is assumed to be generated for each such period over a 52-week or one year period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a class or sub-class of Fund shares is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     The Fund's yields may be compared to those of other mutual funds with similar objectives, to stock or other relevant indices, or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data are reported in national financial publications such as IBC/Donoghue's Money Fund Report(R), The Wall Street Journal, and The New York Times, reports prepared by Lipper Analytical Services, Inc., and publications of a local or regional nature.

     The Fund's yield figures for a particular class or sub-class of shares represent the Fund's past performance, will fluctuate, and should not be considered as representative of future results. The yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. Any fees charged by Service Organizations directly to their customers in connection with investments in Dollar Shares are not reflected in the Dollar Shares' yields; such fees, if charged, would reduce the actual return received by Customers on their investments. The methods used to compute the Fund's yields are described in more detail in the Statement of Additional Information. Investors may call 800-821-6006 (Treasury Trust Shares code: 62; Treasury Trust Dollar Shares code: 63) to obtain current yield information.

                    DESCRIPTION OF SHARES AND MISCELLANEOUS

     The Company is a Pennsylvania business trust established on May 14, 1975. Effective March 2, 1987, the Company's name was changed from Trust for Short-Term Federal Securities to Trust for Federal Securities. The Company commenced operations of the Fund in May, 1989.

     The Company's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest in the Company and to classify or reclassify any unissued shares into one or more additional classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of nine classes of shares designated as Treasury Trust, Treasury Trust Dollar, FedFund, FedFund Dollar, T-Fund, T-Fund Dollar, T-Fund Plus, Federal Trust and Federal Trust Dollar. The Declaration of Trust further authorizes the trustees to classify or reclassify any class of shares into one or more sub-classes.

     THIS PROSPECTUS RELATES PRIMARILY TO THE DOLLAR SHARES OF THE FUND AND DESCRIBES ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE FUND. INVESTORS WISHING TO OBTAIN SIMILAR INFORMATION REGARDING THE FUND'S OTHER CLASS OF SHARES OR THE COMPANY'S FEDFUND, T-FUND AND FEDERAL TRUST FUND PORTFOLIOS MAY OBTAIN SEPARATE PROSPECTUSES BY CALLING 800-998-7633.

     The Company does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a member of the Board of Trustees upon written request of shareholders owning at least 10% of the outstanding shares of the Company entitled to vote.

     Each Fund Share represents an equal proportionate interest in the assets belonging to the Fund. Each share is without par value and has no preemptive or conversion rights. When issued for payment as described in this Prospectus, shares will be fully paid and non-assessable.

     Holders of the Company's Treasury Trust Shares and Dollar Shares will vote in the aggregate and not by class on all matters, except where otherwise required by law and except that only Dollar Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Service Organizations. Further, shareholders of all of the Company's portfolios will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. (See the Statement of Additional Information under "Additional Description Concerning Fund Shares" for examples where the 1940 Act requires voting by portfolio.) Shareholders of the Company are entitled to one vote for each full share held (irrespective of class, sub-class, or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of the Company may elect all of the trustees.

     For information concerning the redemption of Fund shares and possible restrictions on their transferability, see "Purchase and Redemption of Shares."

     As stated above, the Company is organized as a trust under the laws of the Commonwealth of Pennsylvania. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligations of the trust. The Company's Declaration of Trust provides for indemnification out of the trust property of any shareholder of the Fund held personally liable solely by reason of being or having been a shareholder and not because of his acts or omissions or some other reason.

                      [This page intentionally left blank]

                                    TREASURY
                                   TRUST FUND
                                 DOLLAR SHARES
                            AN INVESTMENT PORTFOLIO
                                   OFFERED BY
                          TRUST FOR FEDERAL SECURITIES

                      [PROVIDENT INSTITUTIONAL FUNDS LOGO]


                                   Prospectus



                               February 28, 1998





       NO PERSON HAS BEEN AUTHORIZED
       TO GIVE ANY INFORMATION OR TO
       MAKE ANY REPRESENTATIONS NOT
       CONTAINED IN THIS PROSPECTUS,
       OR IN THE FUND'S STATEMENT OF
       ADDITIONAL INFORMATION
       INCORPORATED HEREIN BY
       REFERENCE, IN CONNECTION WITH
       THE OFFERING MADE BY THIS
       PROSPECTUS AND, IF GIVEN OR
       MADE, SUCH INFORMATION OR
       REPRESENTATIONS MUST NOT BE
       RELIED UPON AS HAVING BEEN
       AUTHORIZED BY THE COMPANY OR
       ITS DISTRIBUTOR. THIS
       PROSPECTUS DOES NOT
       CONSTITUTE AN OFFERING BY THE
       COMPANY OR BY THE DISTRIBUTOR
       IN ANY JURISDICTION IN WHICH
       SUCH OFFERING MAY NOT
       LAWFULLY BE MADE.

     -------------------------------------------------
             TABLE OF CONTENTS

                                          PAGE
                                         ------
         Background and Expense
           Information...................      2
         Financial Highlights............      3
         Investment Objective and
           Policies......................      4
         Purchase and Redemption of
           Shares........................      6
         Management of the Fund..........      8
         Dividends.......................     11
         Taxes...........................     11
         Yields..........................     12
         Description of Shares and
           Miscellaneous.................     13

       PIF-P-022

                               FEDERAL TRUST FUND
                              TREASURY TRUST FUND

                        Investment Portfolios Offered By
                          Trust for Federal Securities


                      Statement of Additional Information
                               February 28, 1998


                               TABLE OF CONTENTS

                                                                                                               Page
         THE COMPANY............................................................................................  2

         INVESTMENT OBJECTIVES AND POLICIES.....................................................................  2

         ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.........................................................  5

         MANAGEMENT OF THE FUNDS................................................................................  8

         ADDITIONAL INFORMATION CONCERNING TAXES................................................................ 20

         DIVIDENDS.............................................................................................. 21

         ADDITIONAL YIELD INFORMATION........................................................................... 22

         ADDITIONAL DESCRIPTION CONCERNING FUND SHARES.......................................................... 25

         COUNSEL................................................................................................ 26

         AUDITORS............................................................................................... 26

         MISCELLANEOUS.......................................................................................... 27

         APPENDIX A.............................................................................................A-1


         This Statement of Additional Information is meant to be read in conjunction with the Prospectuses for Federal Trust Fund and Treasury Trust Fund each dated February 28, 1998 and is incorporated by reference in its entirety into those Prospectuses. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of Federal Trust Fund or Treasury Trust Fund should be made solely upon the information contained herein. Copies of the Prospectuses for Federal Trust Fund and Treasury Trust Fund may be obtained by calling 800-821-7432. Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.

                                  THE COMPANY

         Trust for Federal Securities (Trust for Short-Term Federal Securities prior to March 2, 1987) is a no-load, diversified, open-end investment company designed primarily as a vehicle by which institutional investors can invest cash reserves in a choice of portfolios consisting of government securities. Trust for Federal Securities (the "Company") consists of four separate investment portfolios--Federal Trust Fund, Treasury Trust Fund, FedFund and T-Fund. This Statement of Additional Information relates primarily to the Company's Federal Trust Fund and Treasury Trust Fund portfolios (the "Funds").

         The obligations held by Federal Trust Fund are limited to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The obligations held by Treasury Trust Fund are limited to U.S. Treasury bills, notes and other direct obligations of the U.S. Treasury. Although the Funds and the Company's FedFund and T-Fund portfolios have the same investment adviser and have comparable investment objectives, the Funds differ in that they may not engage in repurchase agreements; their yields normally will differ due to their differing cash flows and differences in the specific portfolio securities held.

         THIS STATEMENT OF ADDITIONAL INFORMATION AND THE FUNDS' PROSPECTUSES RELATE PRIMARILY TO THE FUNDS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS RELATING TO THE FUNDS. INVESTORS WISHING TO OBTAIN SIMILAR INFORMATION REGARDING THE COMPANY'S FEDFUND OR T-FUND PORTFOLIOS MAY OBTAIN SEPARATE PROSPECTUSES DESCRIBING THOSE PORTFOLIOS BY CALLING THE DISTRIBUTOR AT 800-998-7633.

                       INVESTMENT OBJECTIVES AND POLICIES

         As stated in the Funds' Prospectuses, the investment objective of each Fund is to seek current income with liquidity and security of principal. The following policies supplement the description in the Prospectuses of the investment objectives and policies of the Funds.

PORTFOLIO TRANSACTIONS

         Subject to the general control of the Company's Board of Trustees, PNC Institutional Management Corporation ("PIMC"), the Funds' investment adviser, is responsible for, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Funds. Purchases and sales of portfolio securities are usually principal transactions without brokerage commissions. In making portfolio investments, PIMC seeks to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one dealer are comparable, PIMC may, in its discretion, effect transactions in portfolio securities with dealers who provide the Company with research advice or other services.

         Investment decisions for the Funds are made independently from those for other investment company portfolios or accounts advised or managed by PIMC. Such other portfolios may invest in the same securities as the Funds. When purchases or sales of the same security are made at substantially the same time on behalf of such other portfolios, transactions are averaged as to price, and available investments allocated as to amount, in a manner which PIMC believes to be equitable to each portfolio, including either Fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained for a Fund. To the extent permitted by law, PIMC may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other investment company portfolios in order to obtain best execution.

         Portfolio securities will not be purchased from or sold to PIMC, PNC Bank, National Association ("PNC Bank"), PFPC Inc. ("PFPC"), Provident Distributors, Inc. ("PDI") or any affiliated person (as such term is defined in the Investment Company Act of 1940 (the "1940 Act") of any of them, except to the extent permitted by the Securities and Exchange Commission (the "SEC"). Furthermore, with respect to such transactions, the Funds will not give preference to Service Organizations with whom the Funds enter into agreements concerning the provision of support services to customers who beneficially own Federal Trust Dollar shares or Treasury Trust Dollar shares ("Dollar shares"). (See the Prospectuses, "Management of the Fund--Service Organizations.")

         As stated in the Funds' Prospectuses, the Funds may purchase securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase when-issued securities, its custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case such Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of such Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Funds will set aside cash or liquid assets to satisfy their respective purchase commitments in the manner described, such a

Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets. Neither Fund intends to purchase when-issued securities for speculative purposes but only in furtherance of its investment objectives. The Funds reserve the right to sell the securities before the settlement date if it is deemed advisable.

         When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The Funds may seek profits through short-term trading and engage in short-term trading for liquidity purposes. Increased trading may provide greater potential for capital gains and losses, and also involves correspondingly greater trading costs which are borne by the Fund involved. PIMC will consider such costs in determining whether or not a Fund should engage in such trading. The portfolio turnover rate for the Funds is expected to be zero for regulatory reporting purposes.

         Neither Fund will invest more than 10% of the value of its assets in investments which are not readily marketable if such investment occurs immediately after the purchase of a security which is not a readily marketable security. Securities for purposes of this limitation do not include securities which have been determined to be liquid by the Fund's Board of Trustees based upon the trading markets for such securities.

         Currently, Treasury Trust Fund does not invest in securities with maturities in excess of one year, as the U.S. Treasury does not currently issue securities with maturities of such lengths. However, if such securities ever become available, Treasury Trust Fund may purchase them under provisions consistent with Rule 2a-7 under the 1940 Act and 12 C.F.R. ss.566.1(h) of the regulations that govern federally regulated thrifts.

INVESTMENT LIMITATIONS

         The Funds' Prospectuses summarize certain investment limitations that may not be changed without the affirmative vote of the holders of a "majority of the outstanding shares" of the respective Fund (as defined below under "Miscellaneous"). Below is a complete list of the Funds' investment limitations that may not be changed without such a vote of shareholders.

         1. Federal Trust Fund may not purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         2. Treasury Trust Fund may not purchase securities other than direct obligations of the U.S. Treasury such as Treasury bills and notes, which will permit Fund shares to qualify as "short-term liquid assets" for federally regulated thrifts.

Federal Trust Fund and Treasury Trust Fund may not:

         3. Borrow money except from banks for temporary purposes and then in an amount not exceeding 10% of the value of the particular Fund's total assets, or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the particular Fund's total assets at the time of such borrowing. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Funds by enabling the Company to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous.) Interest paid on borrowed funds will not be available for investment.

         4. Act as an underwriter.

         5. Make loans except that the Funds may purchase or hold debt obligations in accordance with their respective investment objective and policies.

                     *                 *                 *

         Neither Fund will invest in inverse floaters, range notes or mortgage derived interest-only notes.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

IN GENERAL

         Information on how to purchase and redeem a Fund's shares is included in its Prospectus. The issuance of shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

         The regulations of the Comptroller of the Currency provide that funds held in a fiduciary capacity by a national bank approved by the Comptroller to exercise fiduciary powers must be invested in accordance with the instrument establishing the fiduciary relationship and local law. The Company believes the purchase of Federal Trust shares and Treasury Trust shares by such national banks acting on behalf of their fiduciary accounts is not contrary to applicable regulations if consistent with the particular account and proper under the law governing the administration of the account.


         Prior to effecting a redemption of shares represented by certificates, PFPC, the Funds' transfer agent, must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance the signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchange Medallion Signature Program (MSP) and the New York Stock Exchange, Inc. Medallion Securities Program. Signature guarantees that are not part of these programs will not be accepted. The Funds may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.


         Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

         In addition, the Funds may redeem shares involuntarily in certain other instances if the Board of Trustees determines that failure to redeem may have material adverse consequences to a Fund's shareholders in general. Each Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the Fund's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable. In such a case, the Fund may make payment wholly or partly in securities or other property, valued in the same way as the Fund determines net asset value. (See "Net Asset Value" below for an example of when such redemption or form of payment might be appropriate.) Redemption in kind is not as liquid as a cash redemption. Shareholders who receive a redemption in kind may incur transaction costs if they sell such securities or property, and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.

         Any institution purchasing shares on behalf of separate accounts will be required to hold the shares in a single nominee name (a "Master Account"). Institutions investing in more than one of the Company's portfolios or classes of shares must maintain a separate Master Account for each portfolio and class of shares. Sub-accounts may be established by name or number either when the Master Account is opened or later.

NET ASSET VALUE

         Net asset value per share of each class of shares in a particular Fund is calculated by adding the value of all portfolio securities and other assets belonging to a Fund that are attributable to a class, subtracting the Fund's liabilities attributable to the class, and dividing the result by the number of outstanding shares in the class. "Assets belonging to" a Fund consist of the consideration received upon the issuance of shares together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange or liquidation of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular portfolio. Assets belonging to a particular Fund are charged with the direct liabilities of that Fund and with a share of the general liabilities of the Company allocated in proportion to the relative net assets of such Fund and the Company's other portfolios. Determinations made in good faith and in accordance with generally accepted accounting principles by the Board of Trustees as to the allocations of any assets or liabilities with respect to a Fund are conclusive. The expenses that are charged to a Fund are borne equally by each share of the Fund except for payments to service organizations that are borne solely by Dollar Shares.

         As stated in the Funds' Prospectuses, in computing the net asset value of shares of the Funds for purposes of sales and redemptions, the Funds use the amortized cost method of valuation. Under this method, the Funds value each of their portfolio securities at cost on the date of purchase and thereafter assume a constant proportionate amortization of any discount or premium until maturity of the security. As a result, the value of a portfolio security for purposes of determining net asset value normally does not change in response to fluctuating interest rates. While the amortized cost method provides certainty in portfolio valuation, it may result in valuations for the Funds' securities which are higher or lower than the market value of such securities.

         In connection with their use of amortized cost valuation, each of the Funds limits the dollar-weighted average maturity of its portfolio to not more than 90 days. Federal Trust Fund and Treasury Trust Fund do not purchase any instrument with a remaining maturity of more than thirteen months and one year, respectively (with certain exceptions). In determining the average weighted portfolio maturity of each Fund, a variable rate obligation that is issued or guaranteed by the U.S. Government, or an agency or instrumentality thereof, is deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. The Company's Board of Trustees has also established procedures, pursuant to rules promulgated by the SEC, that are intended to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. Such procedures include the determination at such intervals as the Board deems appropriate, of the extent, if any, to which each Fund's net asset value per share calculated by using available market quotations or a matrix believed to provide reliable values deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1% with respect to either Fund, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviation from the $1.00 amortized cost price per share of a Fund may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the Fund's average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; or utilizing a net asset value per share determined by using available market quotations.

                            MANAGEMENT OF THE FUNDS

TRUSTEES AND OFFICERS

         The Company's trustees and executive officers, their addresses, ages, principal occupations during the past five years and other affiliations are provided below. In addition to the information set forth below, the trustees serve in the following capacities:

         Each trustee of the Company serves as a director of Temporary Investment Fund, Inc. ("Temp") and as a trustee of Municipal Fund for Temporary Investment ("Muni"). In addition, Messrs. Fortune and Pepper are directors of Independence Square Income Securities, Inc. ("ISIS") and Managing General Partners of Chestnut Street Exchange Fund ("Chestnut"); Messrs. Pepper and Johnson are directors of Municipal Fund for California Investors,

Inc. ("Cal Muni"); and Mr. Johnson is a director of Municipal Fund for New York Investors, Inc. ("New York Muni") and a director of the International Dollar Reserve Fund ("IDR").


         Each of the Company's officers holds like offices with Temp and Muni. In addition, Mr. Pepper is Chairman of the Board of Cal Muni; and Mr. Fortune is President and Chairman of the Boards of ISIS and Chestnut.

                                                                Principal Occupations
                                         Position with           During Past 5 Years
Name and Address                          the Company           and Other Affiliations
----------------                         -------------          ----------------------
G. NICHOLAS BECKWITH, III                   Trustee             President and Chief Executive Officer, Beckwith
Beckwith Machinery Company                                      Machinery Company; Chairman of the Board of
Post Office Box 8718                                            Trustees, Shadyside Hospital; Vice Chairman of
Pittsburgh, PA  15221                                           the Board of Trustees, Shadyside Academy;
Age 53                                                          Trustee, Claude Washington Benedum Foundation;
                                                                Trustee, Chatham College.

PHILIP E. COLDWELL 2,3,4                    Trustee             Economic Consultant; Chairman, Coldwell
Coldwell Financial Consultants                                  Financial Consultants, Member of the Board of
3330 Southwestern Blvd.                                         Governors of the Federal Reserve System, 1974
Dallas, Texas 75225                                             to 1980; President, Federal Reserve Bank of
Age 75                                                          Dallas, 1968 to 1974; Director, Maxus Energy
                                                                Corporation (energy products) 1989 - 1993;
                                                                Director, Diamond Shamrock Corp. (energy and
                                                                chemical products) until 1987.

ROBERT R. FORTUNE 2,3,4                     Trustee             Financial Consultant; Chairman, President and
2920 Ritter Lane                                                Chief Executive Officer of Associated Electric
Allentown, PA  18104                                            & Gas Insurance Services Limited, 1984-1993;
Age 81                                                          Member of the Financial Executives Institute
                                                                and American Institute of Certified Public
                                                                Accountants.

JERROLD B. HARRIS                           Trustee             President and Chief
706 Haldane Drive                                               Executive Officer, VWR
Kennett Square, PA  19348                                       Corporation 1990 to present.
Age 55

                                                                Principal Occupations
                                         Position with           During Past 5 Years
Name and Address                          the Company           and Other Affiliations
----------------                         -------------          ----------------------
RODNEY D. JOHNSON 3,4                    Trustee                 President, Fairmount Capital Advisors, Inc.
Fairmount Capital                                                (financial advising) since 1987; Treasurer,
  Advisors, Inc.                                                 North Philadelphia Health System (formerly
1435 Walnut Street                                               Girard Medical Center), 1988 to 1992; Member,
Drexel Building                                                  Board of Education, School District of
Philadelphia, PA  19102                                          Philadelphia, 1983 to 1988; Treasurer, Cascade
Age 56                                                           Aphasia Center, 1984 to 1988.

G. WILLING PEPPER 1,2                    Chairman of the         Retired; Chairman of the Board, The Institute
128 Springton Lake Road                  Board and Trustee       for Cancer Research until 1979; Director,
Media, PA  19063                                                 Philadelphia National Bank until 1978;
Age 89                                                           President, Scott Paper Company, 1971 to 1973;
                                                                 Chairman of the Board, Specialty Composites
                                                                 Corp. until May 1984.

THOMAS H. NEVIN                          President               President and Chief Investment Officer, PIMC.
Bellevue Park Corporate
  Center
400 Bellevue Parkway
Wilmington, DE  19809
Age 50


LISA M. BUONO                            Treasurer               Vice President, Provident Advisers, Inc. since 1997;
Bellevue Park Corporate                                          prior thereto, Director of Finance and Compliance,
  Center                                                         PDI (1993-1996); Field Supervisor, National Association
400 Bellevue Parkway                                             of Securities Dealers, Inc. (1987-1993).
Wilmington, DE 19809
Age 33


W. BRUCE McCONNEL, III                   Secretary               Partner of the law firm of Drinker Biddle &
PNB Building                                                     Reath LLP, Philadelphia, Pennsylvania.
1345 Chestnut Street
Philadelphia, PA 19107-3496
Age 55


----------------------
1 This trustee is considered by the Company to be an "interested person" of the Company as defined in the 1940 Act.

2   Executive Committee Member.

3   Audit Committee Member.

4   Nominating Committee Member.

         During intervals between meetings of the Board, the Executive Committee may exercise the authority of the Board of Trustees in the management of the Company's business to the extent permitted by law.



         Each of the investment companies named above receives various advisory and other services from PIMC and PNC Bank. Of the above-mentioned funds, PDI provides distribution services to Temp, Muni, Cal Muni, New York Muni and IDR. Of the above-mentioned funds, the administrators provide administration services to Temp, Muni, Cal Muni, New York Muni and IDR.



         For the fiscal year ended October 31, 1997, the Company paid a total of $91,124 to its officers and trustees in all capacities of which $27,035 was allocated to the Funds. In addition, the Company contributed $3,466 during its last fiscal year to its retirement plan for employees (which included Mr. Roach) of which $1,054 was allocated to the Funds. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. No employee of PDI, PIMC, PFPC or PNC Bank receives any compensation from the Company for acting as an officer or trustee of the Company. The trustees and officers of the Company as a group beneficially own less than 1% of the shares of the Company's FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund portfolios.



         By virtue of the responsibilities assumed by PDI, PIMC, PFPC and PNC Bank under their respective agreements with the Company, the Company itself requires no employees in addition to its officers.



         The table below sets forth the compensation actually received from the Fund Complex of which the Company is a part by the trustees for the fiscal year ended October 31, 1997:

                                                                                                                   Total
                                                               Pension or                                        Compensation
                                                               Retirement                                      from Registrant
                                       Aggregate          Benefits Accrued as        Estimated Annual              and Fund
        Name of Person,              Compensation             Part of Fund             Benefits Upon           Complex1 Paid to
            Position                from Registrant             Expenses                Retirement                 Trustees
        ---------------             ---------------       -------------------        ----------------          ----------------
G. Nicholas Beckwith, III,              $13,500                   N/A                       N/A                 (3)2 $ 44,000
Trustee

Philip E. Coldwell, Trustee              13,500                   N/A                       N/A                 (3)2   44,000

Robert R. Fortune, Trustee               13,500                   N/A                       N/A                 (5)2   63,100

Jerrold B. Harris, Trustee               13,500                   N/A                       N/A                 (3)2   44,000

Rodney D. Johnson,                       13,500                   N/A                       N/A                 (5)2   55,350
Trustee

G. Willing Pepper(3), Trustee            22,500                   N/A                       N/A                 (6)2   93,100
and Chairman




1. A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.


2. Total number of such other investment companies the trustee served on within the Fund Complex during the fiscal year ended October 31, 1997.



3. Mr. Pepper was President of the Company, Temp, Muni and Cal Muni during the fiscal year or period ended October 31, 1997.


INVESTMENT ADVISER AND SUB-ADVISER


         The advisory and sub-advisory services provided by PIMC and PNC Bank are described in the Funds' Prospectuses. For the advisory services provided and expenses assumed by it, PIMC is entitled to receive a fee, computed daily and payable monthly, based on the combined average net assets of the Funds (including FedFund and T-Fund) as follows:

                                The Funds' Combined
         Annual Fee              Average Net Assets
         ----------             -------------------
          .175%................of the first $1 billion
          .150%................of the next $1 billion
          .125%................of the next $1 billion
          .100%................of the next $1 billion
          .095%................of the next $1 billion
          .090%................of the next $1 billion
          .085%................of the next $1 billion
          .080%...........of amounts in excess of $7 billion.

The advisory fee is allocated between these Funds in proportion to their relative net assets.

         PIMC and the administrators have each agreed that if, in any fiscal year, the expenses borne by a Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of the particular Fund are registered or qualified for sale to the public, they will each reimburse such Fund for one-half of any excess to the extent required by such regulations. Unless otherwise required by law, such reimbursement would be accrued and paid on the same basis that the advisory and administration fees are accrued and paid by such Fund.


         For the fiscal years ended October 31, 1995, 1996 and 1997 Treasury Trust Fund paid fees (net of waivers) for advisory services aggregating $929,458, $907,460 and $1,002,514, respectively. For the same periods, advisory fees payable by Treasury Trust Fund of $751,364, $653,409 and $587,864, respectively, were voluntarily waived. For the fiscal years ended October 31, 1995, 1996 and 1997. Federal Trust Fund paid fees (net of waivers) for advisory services aggregating $161,037, $203,379 and $203,068, respectively. For the same periods, advisory fees payable by Federal Trust Fund of $192,033, $170,170 and $156,965, respectively, were voluntary waived. PIMC and PNC Bank also serve as the adviser and sub-adviser, respectively, to the Company's FedFund and T-Fund portfolios.


BANKING LAWS

         Certain banking laws and regulations with respect to investment companies are discussed in each Fund's Prospectus. PIMC, PNC Bank and PFPC believe that they may perform the services for the Funds contemplated by their respective agreements, Prospectuses and this Statement of Additional Information without violation of applicable banking laws or regulations. It should be noted, however, that future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as further interpretations of present requirements, could prevent PIMC and PFPC from continuing to perform such services for the Funds and PNC Bank from continuing to perform such services for PIMC and the Funds. If PIMC, PFPC, or PNC Bank were prohibited from continuing to perform such services, it is expected that the Company's Board of Trustees would recommend that the Funds enter into new agreements with other qualified firms. Any new advisory agreement would be subject to shareholder approval as required by the 1940 Act.


         In addition, state securities laws on this issue may differ from the interpretations of federal laws expressed herein and banks and financial institutions may be required to register as dealers pursuant to state Law.

ADMINISTRATOR


         As the Funds' administrators, PFPC and PDI have agreed to provide the following services: (i) assist generally in supervising the Funds' operations, including providing a Wilmington, Delaware order-taking facility with toll-free IN-WATS telephone lines, providing for the preparing, supervising and mailing of purchase and redemption order confirmations to shareholders of record, providing and supervising the operation of an automated data processing system to process purchase and redemption orders, maintaining a back-up procedure to reconstruct lost purchase and redemption data, providing information concerning the Funds to their shareholders of record, handling shareholder problems, supervising the services of individuals whose principal responsibility and function is to preserve and strengthen shareholder relations, and monitoring the arrangements pertaining to the Funds' agreements with Service Organizations; (ii) assure that persons are available to receive and transmit purchase and redemption orders;
(iii) participate in the periodic updating of the Funds' Prospectuses; (iv) assist in maintaining the Funds' Wilmington, Delaware office; (v) perform administrative services in connection with the Fund's computer access program maintained to facilitate shareholder access to the Funds; (vi) accumulate information for and coordinate the preparation of reports to the Funds' shareholders and the SEC; and (vii) maintain the registration or qualification of the Funds' shares for sale under state securities laws; (viii) prepare or review, and provide advice with respect to, all sales literature (advertisements, brochures and shareholder communications) for each of the Funds and any class or sub-class thereof; and (ix) assist in the monitoring of regulatory and legislative developments which may affect the Company, participate in counseling and assisting the Company in relation to routine regulatory examinations and investigations, and work with the Company's counsel in connection with regulatory matters and litigation.


         For their administrative services, the administrators are entitled jointly to receive a fee from the four Funds referred to above (including FedFund and T-Fund) determined and allocated in the same manner as PIMC's advisory fee set forth above. As stated in their Prospectuses, each administrator is also reimbursed for its reasonable out-of-pocket expenses incurred in connection with the Fund's computer access program. For the fiscal year ended October 31, 1997, Treasury Trust Fund and Federal Trust Fund paid fees (net of waivers) for administrative services to PFPC and PDI aggregating $1,002,514 and $203,068, respectively. For the same fiscal year, PFPC and PDI voluntarily waived administration fees aggregating $587,864 with respect to Treasury Trust Fund and $156,965 with respect to Federal Trust Fund. For the fiscal year ended October 31, 1996, Treasury Trust Fund and Federal Trust Fund paid fees (net of waivers) for administration fees to PFPC & PDI aggregating $907,460 and $203,379, respectively. For the same fiscal year, PFPC and PDI voluntarily waived administration fees aggregating $653,409 with respect to Treasury Trust Fund and $170,170 with respect to Federal Trust Fund. For the fiscal year ended October 31, 1995, Treasury Trust Fund and Federal Trust Fund paid fees (net of waivers) for administrative services to PFPC and PDI aggregating $929,458 and $161,037, respectively. For the same fiscal year, PFPC and PDI voluntarily waived administration fees aggregating $751,364 with respect to Treasury Trust Fund and $192,033 with respect to Federal Trust Fund.


         For information regarding the administrators' obligations to reimburse the Funds in the event their expenses exceed certain prescribed limits, see "Investment Adviser and Sub-Adviser" above. PFPC, a wholly owned, indirect subsidiary of PNC Bank, provides advisory, administrative or, in some cases sub-advisory and/or sub-administrative services to investment companies which are distributed by PDI. PFPC and PDI also serve as the co-administrators of the Company's FedFund and T-Fund portfolios.

DISTRIBUTOR

         PDI acts as the distributor of the Funds' shares. Each Fund's shares are sold on a continuous basis by the distributor as agent, although it is not obliged to sell any particular amount of shares. PDI will prepare or review, provide advice with respect to, and file with the federal and state agencies or other organization as required by federal, state, or other applicable laws and regulations, all sales literature (advertisements, brochures and shareholder communications) for each of the Funds and any class or sub-class thereof. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Funds

(excluding preparation and printing expenses necessary for the continued registration of Fund shares) and of preparing, printing and distributing all sales literature. No compensation is payable by the Funds to the distributor for its distribution services. PDI also serves as the distributor for the Company's FedFund and T-Fund portfolios. PDI is a Delaware corporation, with its principal place of business located at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428.

CUSTODIAN AND TRANSFER AGENT

         Pursuant to a Custodian Agreement, PNC Bank serves as the Funds' custodian. Under the Agreement, PNC Bank has agreed to provide the following services: (i) maintain a separate account or accounts in the name of the Funds;
(ii) hold and disburse portfolio securities on account of the Funds; (iii) collect and make disbursements of money on behalf of the Funds; (iv) collect and receive all income and other payments and distributions on account of the Funds' portfolio securities; and (v) make periodic reports to the Board of Trustees concerning the Funds' operations. The Custodian Agreement permits PNC Bank, on 30 days' notice, to assign its rights and delegate its duties thereunder to any other affiliate of PNC Bank or PNC Bank Corp., provided that PNC Bank remains responsible for the performance of the delegate under the Custodian Agreement.


         The Funds reimburse PNC Bank for its direct and indirect costs and expenses incurred in rendering custodial services. Under the Custodian Agreement, each Fund pays PNC Bank an annual fee equal to $.25 for each $1,000 of such Fund's average daily gross assets, which fee declines as such Fund's average daily gross assets increase. In addition, each Fund pays the custodian certain types of transaction charges and reimburses the custodian for out-of-pocket expenses incurred on behalf of the Fund.



         For the fiscal years ended October 31, 1995, 1996 and 1997, Treasury Trust Fund paid fees for custodian services aggregating $216,801, $206,592 and $212,465, respectively. For fiscal years ended October 31, 1995, 1996 and 1997, Federal Trust Fund paid fees for custodian services aggregating $68,120, $70,745 and $68,694, respectively. PNC Bank also serves as Custodian for the Company's FedFund and T-Fund portfolios. PNC Bank's principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103.


         PFPC also serves as the Funds' transfer agent, registrar and dividend disbursing agent pursuant to a Transfer Agency Agreement. Under the Agreement, PFPC has agreed to provide the following services: (i) maintain a separate account or accounts in the name of the Funds; (ii) issue, transfer and redeem shares of the Funds; (iii) disburse dividends and distributions, in the manner described in each Fund's Prospectus, to shareholders of the Fund; (iv) transmit all communications by the Funds to their shareholders or their authorized representatives, including reports to shareholders, distribution and dividend notices and proxy materials for meetings of shareholders; (v) prepare and file with the appropriate taxing authorities reports or notices relating to dividends and distributions made by the Funds; (vi) respond to correspondence by shareholders, security brokers and others relating to its duties; (vii) maintain shareholder accounts; and (viii) make periodic reports to the Company's Board of Trustees concerning the Funds' operations. The Transfer Agency Agreement permits PFPC, on 30-days' notice, to assign its rights and duties thereunder to any other affiliate of PNC Bank or PNC Bank Corp., provided that PFPC remains responsible for the performance of the delegate under the Transfer Agency Agreement.


         Under the Transfer Agency Agreement, each Fund pays PFPC fees at an annual rate of $12.00 per account and sub-account maintained by PFPC plus $1.00 for each purchase or redemption transaction by an account (other than a purchase transaction made in connection with the automatic reinvestment of dividends). Payments to PFPC for sub-accounting services provided by others are limited to the amount which PFPC pays to others for such services. In addition, the Funds reimburse PFPC for out-of-pocket expenses related to such services. For the fiscal years ended October 31, 1995, 1996 and 1997, Treasury Trust Fund paid fees for transfer agency services aggregating $94,981, $94,595 and $91,875, respectively. For the fiscal years ended October 31, 1995, 1996 and 1997, Federal Trust Fund paid fees for transfer agency services aggregating 44,229, $36,833 and $32,654, respectively. PFPC also serves as transfer agent, registrar and dividend disbursing agent for the Company's FedFund and T-Fund portfolios.


ORGANIZATIONS SERVICING THE DOLLAR SHARES


         As stated in the Funds' Prospectuses, the Funds will enter into an agreement with each Service Organization which purchases Dollar Shares requiring it to provide support services to its customers who beneficially own Dollar shares in consideration of the Funds' payment of .25% (on an annualized basis) of the average daily net asset value of the Dollar shares held by the Service Organization for the benefit of customers. Such services include: (i) answering client inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the clients' investments; (ii) assisting clients in designating and changing dividend options, account designations and addresses;
(iii) arranging for bank wires; (iv) responding to customer inquiries relating to the services performed by the Service Organization; (v) implementing marketing and promotional activities, including direct mail; (vi) distributing sales literature; (vii) providing for sales support services such as for telephone facilities; (viii) paying commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of Service Organization, attributable to sales support activities; and (ix) providing such other similar services as requested to the extent permitted under applicable statutes, rules or regulations. For the fiscal year ended October 31, 1997, the Company paid $958,958 in servicing fees to an affiliate of the Company's adviser (representing 42.8%, of the aggregate servicing fees paid by the Company) of which $281,300 and $0 was allocated to the Treasury Trust Fund and Federal Trust Fund, respectively, pursuant to service agreements in effect during such period.


         Each Fund's agreements with Service Organizations are governed by a Shareholder Services Plan (the "Plan") that has been adopted by the Company's Board of Trustees pursuant to an exemptive order granted by the SEC in connection with the creation of the Dollar shares. Pursuant to each Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended under the Fund's agreements with Service Organizations and the purposes for which the expenditures were made. In addition, the Funds' arrangements with Service Organizations must be approved annually by a majority of the Company's trustees, including a majority of the trustees who are not "interested persons" of the Company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

         The Board of Trustees has approved the Funds' arrangements with Service Organizations based on information provided by the Funds' service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording the Funds greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner. Any material amendment to the Funds' arrangements with Service Organizations must be approved by a majority of the Company's Board of Trustees (including a majority of the non-interested trustees). So long as the Funds' arrangements with Service Organizations are in effect, the selection and nomination of the members of the Company's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such non-interested trustees.

EXPENSES

         The Funds' expenses include taxes, interest, fees and salaries of the Company's trustees and officers, SEC fees, state securities registration fees, rating agency fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, advisory and administration fees, charges of the custodian, transfer agent and dividend disbursing agent, Service Organization fees, certain insurance premiums, outside auditing and legal expenses, costs of the Funds' computer access program, costs of shareholder reports and shareholder meetings and any extraordinary expenses. The Funds also pay for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

                    ADDITIONAL INFORMATION CONCERNING TAXES

         The following summarizes certain additional tax considerations generally affecting each Fund and its shareholders that are not described in each Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders or possible legislative changes, and the discussion here and in each Fund's Prospectus is not intended as a substitute for careful tax planning. Investors should consult their tax advisors with specific reference to their own tax situations.


         Each Fund of the Company is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code") and intends to qualify each year as a regulated investment company under the Code. In order to so qualify for a taxable year, each Fund must satisfy the distribution requirement described in its Prospectus, derive at least 90% of its gross income for the year from certain qualifying sources and comply with certain diversification requirements.


         A 4% nondeductible excise tax is imposed on regulated investment companies that fail to distribute currently an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income each calendar year to avoid liability for this excise tax.

         If for any taxable year a Fund does not qualify for tax treatment as a regulated investment company, all of its taxable income will be subject to federal income tax at regular corporate rates, without any deduction for distributions to Fund shareholders. In such event, dividend distributions would be taxable as ordinary income to Fund shareholders to the extent of that Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders.


         Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who has failed to provide a correct tax identification number in the manner required, or who is subject to backup withholding for prior failure to properly include on his return payments of taxable interest or dividends, or who has failed to certify to the Fund when required to do so that he is not subject to backup withholding or that he is an "exempt recipient."


         Depending upon the extent of the Funds' activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located or in which they are otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of the Funds and their shareholders under such laws may differ from their treatment under federal income tax laws. Shareholders are advised to consult their tax advisors concerning the application of state and local taxes.

         The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

                                   DIVIDENDS

         Net income of each of the Funds for dividend purposes consists of (i) interest accrued and original issue discount earned on the Fund's assets, (ii) plus the amortization of market discount and minus the amortization of market premium on such assets, (iii) less accrued expenses directly attributable to the Fund and the general expenses (e.g., legal, accounting and trustees' fees) of the Company prorated to the Fund on the basis of its relative net assets. In addition, Dollar shares bear exclusively the expense of fees paid to Service Organizations. (See "Management of the Funds--Service Organizations.")

         As stated, the Company uses its best efforts to maintain the net asset value per share of Federal Trust Fund and Treasury Trust Fund at $1.00. As a result of a significant expense or realized or unrealized loss incurred by either Fund is possible that the Fund's net asset value per share may fall below $1.00.

                          ADDITIONAL YIELD INFORMATION

         The "yields" and "effective yields" are calculated separately for each class of shares of each Fund and in accordance with the formulas prescribed by the SEC. The seven-day yield for each class of shares is calculated by determining the net change in the value of a hypothetical pre-existing account in the particular Fund which has a balance of one share of the class involved at the beginning of the period, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by 365/7. The net change in the value of an account in a Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on the original share and any such additional shares, net of all fees charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size, but does not include gains and losses or unrealized appreciation and depreciation. In addition, an effective annualized yield quotation may be computed on a compounded basis with respect to each class of its shares by adding 1 to the base period return for the class involved (calculated as described above), raising that sum to a power equal to 365/7, and subtracting 1 from the result. Similarly, based on the calculations described above, the Funds' 30-day (or one-month) yields and effective yields may also be calculated.


         For the seven-day period ended October 31, 1997, the yields on Federal Trust shares and Treasury Trust shares were 5.26% and 5.05%, respectively, and the compounded effective yields on Federal Trust shares and Treasury Trust shares were 5.40% and 5.17%, respectively; the yields on Federal Trust Dollar shares and Treasury Trust Dollar shares were 5.01% and 4.80%, respectively, and the compounded effective yields on Federal Trust Dollar shares and Treasury Trust Dollar shares were 5.14% and 4.91%, respectively. During this seven-day period, the Funds' adviser and administrator voluntarily waived a portion of the advisory and administration fees payable by the Fund. Without these waivers, for the same period the yields on Federal Trust shares and Treasury Trust shares would have been 5.15% and 4.95%, respectively; the compounded effective yields on Federal Trust shares and Treasury Trust shares would have been 5.29% and 5.07%, respectively; the yields on Federal Trust Dollar shares and Treasury Trust Dollar shares would have been 4.90% and 4.70%, respectively; and the compounded effective yields on Federal Trust Dollar shares and Treasury Trust Dollar shares would have been 5.03% and 4.81%, respectively.



         For the 30-day period ended October 31, 1997, the yields on Federal Trust shares and Treasury Trust shares were 5.25% and 5.02%, respectively, and the compounded effective yields on Federal Trust shares and Treasury Trust shares were 5.39% and 5.15%, respectively; the yields on Federal Trust Dollar shares and Treasury Trust Dollar shares were 5.00% and 4.77%, respectively, and the compounded effective yields on Federal Trust Dollar shares and Treasury Trust Dollar shares were 5.12% and 4.88%, respectively. During this 30-day period, the Funds' adviser and administrator voluntarily waived a portion of the advisory and administration fees payable by the Fund. Without these waivers, for the same period the yields on Federal Trust shares and Treasury Trust shares would have been 5.14% and 4.92%, respectively; the compounded effective yields on Federal Trust shares and Treasury Trust shares would have been 5.28% and 5.05%, respectively; the yields on Federal Trust Dollar shares and Treasury Trust Dollar shares would have been 4.89% and 4.67%, respectively; and the compounded effective yields on Federal Trust Dollar shares and Treasury Trust Dollar shares would have been 5.01% and 4.78%, respectively.



         From time to time, in advertisements or in reports to shareholders, the yield or return of the Funds may be quoted and compared to that of other money market funds or accounts with similar investment objectives, to stock or other relevant indices and to other reports or analyses that relate to yields, interest rates, total return, market performance, etc. For example, the yields of the Funds may be compared to the IBC/Donoghue's Money Fund Average, which is an average compiled by IBC/Donoghue's MONEY FUND REPORT(R) of Holliston, MA 01746, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor from money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.



         THE FUNDS' PERFORMANCE WILL FLUCTUATE, AND ANY QUOTATION OF PERFORMANCE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF THE FUTURE PERFORMANCE OF THE FUNDS. Since performance fluctuates, performance data cannot necessarily be used to compare an investment in the Funds' shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance and yield are generally functions of the kind and quality of the investments held in a Fund, portfolio maturity, operating expenses net of waivers and expense reimbursements, and market conditions. Any fees charged by Service Organizations or other institutional investors with respect to customer accounts in investing in shares of the Funds will not be included in yield calculations; such fees, if charged, would reduce the actual yield from that quoted.

         The Funds may also from time to time include in advertisements, sales literature, communications to shareholders and other materials ("Materials"), discussions or illustrations of the effects of compounding. "Compounding" refers to the fact that, if dividends or other distributions on an investment are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment, but also of the additional shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

         In addition, the Funds may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on certain assumptions and action plans offering investment alternatives), investment management strategies, techniques, policies or investment suitability of a Fund, economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities, and hypothetical investment returns based on certain assumptions. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the advisers as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historical performance of select asset classes. The Funds may also include in Materials charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing and the advantages and disadvantages of investing in tax-deferred and taxable investments), shareholder profiles and hypothetical investor scenarios, timely information on financial management, designations assigned a Fund by various rating or ranking organizations, Fund identifiers (such as CUSIP numbers or NASDAQ symbols), tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may include lists of representative clients of the Funds' investment adviser, may include discussions of other products or services, may contain information regarding average weighted maturity or other maturity characteristics, and may contain information regarding the background, expertise, etc. of the investment adviser or of a Fund's portfolio manager.

         From time to time in advertisements, sales literature and communications to shareholders, the Funds may compare their total returns to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data is found in IBC/Donoghue's Money Fund Report and reports prepared by Lipper Analytical Services, Inc. Total return is the change in value of an investment in a Fund over a particular period, assuming that all distributions have been reinvested. SUCH RANKINGS REPRESENT THE FUNDS' PAST PERFORMANCE AND SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE RESULTS.

         The following information has been provided by the Funds' distributor:

                  In managing each Fund's portfolio, the investment adviser utilizes a "pure and simple" approach, which may include disciplined research, stringent credit standards and careful management of maturities.

                 ADDITIONAL DESCRIPTION CONCERNING FUND SHARES

         The Company does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders owning at least twenty percent of the Company's shares, the Company will call for a meeting of shareholders to consider the removal of one or more trustees and other certain matters. To the extent required by law, the Company will assist in shareholder communication in such matters.

         As stated in the Prospectuses for the Funds, holders of the Company's Federal Trust shares and Federal Trust Dollar shares will vote in the aggregate and not by class on all matters, except where otherwise required by law and except that only Federal Trust Dollar shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Service Organizations. (See "Management of the Funds--Service Organizations.") Holders of the Company's Treasury Trust and Treasury Trust Dollar shares will also vote in the aggregate and not by class except as described above. Further, shareholders of all of the Company's portfolios will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent accountants, the approval of principal underwriting contracts and the election of trustees are not subject to the separate voting requirements and may be effectively acted upon by shareholders of the investment company voting without regard to portfolio.

                                    COUNSEL


         Drinker Biddle & Reath LLP, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, of which W. Bruce McConnel, III, Secretary of the Company, is a partner, serves as counsel to the Company and will pass upon the legality of the shares offered hereby.


                                    AUDITORS

         The financial statements and financial highlights of the Funds incorporated by reference into this Statement of Additional Information have been audited by Coopers & Lybrand L.L.P. independent accountants. Coopers & Lybrand L.L.P. has offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103.

                                 MISCELLANEOUS

SHAREHOLDER VOTE

         As used in this Statement of Additional Information and the Prospectuses for the Funds, a "majority of the outstanding shares" of a Fund or of any other portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (1) 67% of the shares of the Fund (irrespective of class) or of the portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund (irrespective of class) or of the portfolio.

CERTAIN RECORD HOLDERS


         On January 30, 1998, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of the Company's Federal Trust Fund and Treasury Trust Fund portfolios were as follows:



                  Federal Trust Fund
                  ------------------

                  Saxon & Company                                         27.00%
                  200 Stevens Drive
                  Lester, PA  19113

                  Chase Manhattan Bank                                    17.96%
                  Cudd & Co.
                  1211 Avenue of the Americas
                  New York, NY 10036

                  Santa Barbara Bank & Trust                               8.93%
                  SANBARCO
                  P.O. Box 2340
                  Santa Barbara, CA  93120

                  Peoples Two Ten Company                                  5.78%
                  Summit Bank
                  P.O. Box 821
                  Hackensack, NJ 07602

                  Treasury Trust Fund
                  -------------------

                  Rhode Island Hospital Trust                              6.86%
                  Bank of Boston
                  150 Royall Street
                  Canton, MA 02021

                  Zions First National Bank Trust Dept.                    7.64%
                  P.O. Box 30880
                  Salt Lake City, UT 84130

                  Bankers Trust Company                                   14.26%
                  210 West 10th Street, 8th Floor
                  Kansas City, MO 64105



SHAREHOLDER AND TRUSTEE LIABILITY

         The Company is organized as a "business trust" under the laws of the Commonwealth of Pennsylvania. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligations of the trust. The Declaration of Trust of the Company provides that shareholders of the Funds shall not be subject to any personal liability for the acts or obligations of the Company and that every note, bond, contract, order or other undertaking made by the Company shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of being or having been a shareholder and not because of any acts or omissions or some other reason. The Declaration of Trust also provides that the Company shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Company and satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss beyond its investment on account of shareholder liability is limited to circumstances in which the Company itself would be unable to meet its obligations.

         The Company's Declaration of Trust provides further that no trustee, officer or agent of the Company shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of the Company, nor shall any trustee be personally liable to any person for any action or failure to act except by reason of bad faith, willful misfeasance, gross negligence in the performance of any duties or by reason of reckless disregard of the obligations and duties as trustee. It also provides that all persons having any claim against the trustees or the Company shall look solely to the trust property for payment. With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by the trustee in connection with the defense or disposition of any proceeding in which the trustee may be involved or with which the trustee may be threatened by reason of being or having been a trustee, and that the trustees have the power, but not the duty, to indemnify officers and employees of the Company unless such person would not be entitled to indemnification had he or she been a trustee.

FINANCIAL STATEMENTS


The Company's Annual Report to Shareholders for the fiscal year ended October 31, 1997 has been filed with the Securities and Exchange Commission. The financial statements in such Annual Report (the "Financial Statements") are incorporated into this Statement of Additional Information by reference. The Financial Statements included in the Annual Report for the fiscal year ended October 31, 1997 have been audited by the Company's independent accountants, Coopers & Lybrand L.L.P., whose report thereon also appears in such Annual Report and is incorporated herein by reference. The Financial Statements in such Annual Report have been incorporated herein and the financial highlights in each Prospectus have been include herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS


         A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:



         "A-1" - Obligations are rated in the highest category indicating that the Obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A-1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:



         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.



         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.



         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



         "Not Prime" - Issuers do not fall within any of the Prime rating categories.


         The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D- 1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:


         "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.


         "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.


         "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.


         "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


         Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:



         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of securities rated "F1".

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.



         "D" - Securities are in actual or imminent payment default.





         Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

         "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.



         "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."



         "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.



         "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:


         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances than obligations in higher rated categories. However, the obligator's capacity to meet its financial commitment on the obligation is still strong.



         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligator to meet its financial commitment on the obligation.



         "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



         "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



         "B" - Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



         "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.



         "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.






         "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.


         PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.


         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



         "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.


         Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.


         The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

         "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.


         "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.


         "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

         To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


         The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:



         "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is very unlikely to be adversely affected by foreseeable events.

         "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation on investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than bonds with higher ratings.

         "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse circumstances and in economic conditions are more likely to impair this category.

         "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however,business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC", "CC", "C" - Bonds have high default risk. Capacity for meeting financial commitments is reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.



         To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

         Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

         "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

         "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

         "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.


         "BBB" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.


         "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

         "D" - This designation indicates that the long-term debt is in default.

         PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS

         A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:


         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong safety characteristics are given a plus (+) designation.



         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.


         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:


         "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.



         "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.



         "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.



         "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.


         "SG" - This designation denotes speculative quality and lack of margins of protection.



         Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                     PART C
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Financial Statements:
                           (1)      Included in Part A hereof:

                                    Financial Highlights for:

                                    -  FedFund Shares
                                    -  FedFund Dollar Shares
                                    -  T-Fund Shares
                                    -  T-Fund Dollar Shares
                                    -  T-Fund Plus Shares
                                    -  Federal Trust Fund Shares
                                    -  Federal Trust Fund Dollar Shares
                                    -  Treasury Trust Fund Shares
                                    -  Treasury Trust Fund Dollar Shares

                            (2)     Incorporated by reference in Part B hereof:


                                    The audited financial statements and related notes thereto as well as the auditor's report thereon for each of the FedFund portfolio, T-Fund portfolio, Federal Trust Fund portfolio and Treasury Trust Fund portfolio for the fiscal year ended October 31, 1997 are incorporated herein by reference to the Annual Report to Shareholders as filed with Securities and Exchange Commission (the "SEC") on December 19, 1997 pursuant to Rule 30b2-1 of the Investment Company Act of 1940 (the "1940 Act") (Nos. 2-53808/811-2573).


                  (b)      Exhibits:


                           (1) Amended and Restated Declaration of Trust dated as of August 9, 1993, relating to its FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund Portfolios is incorporated herein by reference to Exhibit
                                    (1) of Post-Effective Amendment No. 39 to
                                    Registrant's Registration Statement on Form
                                    N-1A filed with the SEC on January 28, 1994.


                           (2) Amended and Restated By-laws dated as of August 9, 1993, relating to its FedFund, T-Fund, T-Cash, Federal Trust Fund and Treasury Trust Fund Portfolios is incorporated herein by reference to Exhibit
                                    (2) of Post-

                                    Effective Amendment No. 39 to Registrant's
                                    Registration Statement on Form N-1A filed with the SEC on January 28, 1994.


                           (3)      None.


                           (4)      (a)     Specimen copy of share certificate
                                            for FedFund shares of beneficial
                                            interest in the FedFund portfolio
                                            is incorporated herein by reference
                                            to Exhibit (4)(a) of Post-Effective
                                            Amendment No. 26 to Registrant's
                                            Registration Statement on Form N-1A
                                            filed with the SEC on December 2,
                                            1987.



                                    (b)     Specimen copy of share certificate
                                            for FedFund Dollar shares of
                                            beneficial interest in the FedFund
                                            portfolio is incorporated herein by
                                            reference to Exhibit (4)(b) of
                                            Post-Effective Amendment No. 26 to
                                            Registrant's Registration Statement
                                            on Form N-1A filed with the SEC on
                                            December 2, 1987.



                                    (c)     Specimen copy of share certificate
                                            for T-Fund shares of beneficial
                                            interest in the T-Fund portfolio is
                                            incorporated herein by reference to
                                            Exhibit (4)(c) of Post-Effective
                                            Amendment No. 26 to Registrant's
                                            Registration Statement on Form N-1A
                                            filed with the SEC on December 2,
                                            1987.



                                    (d)     Specimen copy of share certificate
                                            for T-Fund Dollar shares of
                                            beneficial interest in the T-Fund
                                            portfolio is incorporated herein by
                                            reference to Exhibit (4)(d) of
                                            Post-Effective Amendment No. 26 to
                                            Registrant's Registration Statement
                                            on Form N-1A filed with the SEC on
                                            December 2, 1987.



                                    (e)     Specimen copy of share certificate
                                            for Treasury Trust shares of
                                            beneficial interest in the Treasury
                                            Trust Fund portfolio is
                                            incorporated herein by reference to
                                            Exhibit (4)(g) of Post-Effective
                                            Amendment No. 31 to Registrant's
                                            Registration Statement on Form N-1A
                                            filed with the SEC on May 26, 1989.


                                    (f)     Specimen copy of share certificate
                                            for Treasury Trust Dollar shares of
                                            beneficial interest in the Treasury
                                            Trust Fund portfolio is
                                            incorporated herein by
                                            reference to Exhibit (4)(h) of Post-
                                            Effective Amendment No. 31 to
                                            Registrant's Registration Statement
                                            on Form N-1A filed with the SEC on
                                            May 26, 1989.



                                    (g)     Specimen copy of share certificate
                                            for Federal Trust shares of
                                            beneficial interest in the Federal
                                            Trust Fund portfolio is incorporated
                                            by reference to Exhibit (4)(o) of
                                            Post-Effective Amendment No. 34 to
                                            Registrant's Registration Statement
                                            on Form N-1A filed with the SEC on
                                            September 28, 1990.



                                    (h)     Specimen copy of share certificate
                                            for Federal Trust Dollar shares of
                                            beneficial interest in the Federal
                                            Trust Fund portfolio is incorporated
                                            by reference to Exhibit (4)(p) of
                                            Post-Effective Amendment No. 34 to
                                            Registrant's Registration Statement
                                            on Form N-1A filed with the SEC on
                                            September 28, 1990.



                                    (i)     See Article V of the Amended and
                                            Restated Declaration of Trust
                                            Incorporated by reference to Exhibit
                                            1 of Post-Effective Amendment No. 39
                                            to Registrant's Registration
                                            Statement on Form N-1A filed with
                                            the SEC on January 28, 1994 with
                                            regard to T-Fund Plus Shares of
                                            beneficial interest in the T-Fund
                                            portfolio.



                           (5)      (a)     Investment Advisory Agreement dated
                                            March 11, 1987 between Registrant
                                            and PNC Institutional Management
                                            Corporation relating to its FedFund
                                            and T-Fund portfolios is
                                            incorporated herein by reference to
                                            Exhibit (5)(a) of Post-Effective
                                            Amendment No. 26 to Registrant's
                                            Registration Statement on Form N-1A
                                            filed with the SEC on December 2,
                                            1987.


                                    (b)     Addendum No. 1 to Investment
                                            Advisory Agreement dated June 30,
                                            1988 between Registrant and PNC
                                            Institutional Management Corporation
                                            relating to its Treasury Trust Fund
                                            portfolio is incorporated herein by
                                            reference to Exhibit (5)(b) of
                                            Post-Effective Amendment No. 30 to
                                            Registrant's Registration Statement
                                            on Form N-1A filed with the SEC on
                                            January 25, 1989.

                                    (c)     Addendum No. 2 to Investment
                                            Advisory Agreement dated September
                                            7, 1988 between Registrant and PNC
                                            Institutional Management Corporation
                                            relating to its Intermediate
                                            Government and Long Government Fund
                                            portfolios is incorporated herein by
                                            reference to Exhibit (5)(c) of
                                            Post-Effective Amendment No. 30 to
                                            Registrant's Registration Statement
                                            on Form N-1A filed with the SEC on
                                            January 25, 1989.



                                    (d)     Addendum No. 3 to Investment
                                            Advisory Agreement dated as of
                                            November 1, 1990 between Registrant
                                            and PNC Institutional Management
                                            Corporation relating to its Federal
                                            Trust Fund portfolio is incorporated
                                            herein by reference to Exhibit
                                            (5)(d) of Post-Effective Amendment
                                            No. 35 to Registrant's Registration
                                            Statement on Form N-1A filed with
                                            the SEC on February 28, 1991.



                                    (e)     Addendum No. 4 to Investment
                                            Advisory Agreement dated May 9, 1991
                                            between Registrant and PNC
                                            Institutional Management Corporation
                                            relating to its FedCash and T-Cash
                                            portfolios is incorporated herein by
                                            reference to Exhibit (5)(e) of
                                            Post-Effective Amendment No. 37 to
                                            Registrant's Registration Statement
                                            on Form N-1A filed with the SEC on
                                            November 21, 1991.



                                    (f)     Sub-Advisory Agreement dated March
                                            11, 1987 between PNC Institutional
                                            Management Corporation and PNC Bank,
                                            National Association relating to
                                            Registrant's FedFund and T-Fund
                                            portfolios is incorporated herein by
                                            reference to Exhibit (5)(c) of
                                            Post-Effective Amendment No. 26 to
                                            Registrant's Registration Statement
                                            on Form N-1A filed with the SEC on
                                            December 2, 1987.


                                    (g)     Addendum No. 1 to Sub-Advisory
                                            Agreement dated June 30, 1988
                                            between PNC Institutional
                                            Management Corporation and PNC
                                            Bank, National Association relating
                                            to Registrant's Treasury Trust Fund
                                            portfolio is incorporated herein by
                                            reference to Exhibit (5)(e) of
                                            Post-

                                            Effective Amendment No. 30 to
                                            Registrant's Registration Statement
                                            on Form N-1A filed with the SEC on
                                            January 25, 1989.



                                    (h)     Addendum No. 2 to Sub-Advisory
                                            Agreement dated September 7, 1988
                                            between PNC Institutional Management
                                            Corporation and PNC Bank, National
                                            Association relating to Registrant's
                                            Intermediate Government and Long
                                            Government Fund portfolios is
                                            incorporated herein by reference to
                                            Exhibit (5)(f) of Post-Effective
                                            Amendment No. 30 to Registrant's
                                            Registration Statement on Form N-1A
                                            filed with the SEC on January 25,
                                            1989.



                                    (i)     Addendum No. 3 to Sub-Advisory
                                            Agreement dated as of November 1,
                                            1990 between PNC Institutional
                                            Management Corporation and PNC Bank,
                                            National Association relating to its
                                            Federal Trust Fund portfolio is
                                            incorporated herein by reference to
                                            Exhibit (5)(h) of Post-Effective
                                            Amendment No. 35 to Registrant's
                                            Registration Statement on Form N-1A
                                            filed with the SEC on February 28,
                                            1991.



                                    (j)     Addendum No. 4 to Sub-Advisory
                                            Agreement dated May 9, 1991 between
                                            PNC Institutional Management
                                            Corporation and PNC Bank, National
                                            Association relating to Registrant's
                                            FedCash and T-Cash portfolios is
                                            incorporated herein by reference to
                                            Exhibit (5)(j) of Post Effective
                                            Amendment No. 37 to Registrant's
                                            Registration Statement on Form N-1A
                                            filed with the SEC on November 21,
                                            1991.



                           (6)      (a)     Distribution Agreement dated January
                                            31, 1994 between Registrant and
                                            Provident Distributors, Inc.
                                            relating to its FedFund, T-Fund,
                                            FedCash, T-Cash, Federal Trust Fund
                                            and Treasury Trust Fund portfolios
                                            is incorporated herein by reference
                                            to Exhibit (6) of Post-Effective
                                            Amendment No. 39 to Registrant's
                                            Registration Statement on Form N-1A
                                            filed with the SEC on January 28,
                                            1994.


                                    (b)     Addendum No. 1 to Distribution
                                            Agreement dated March 22, 1996
                                            between Registrant and Provident
                                            Distributors, Inc. relating
                                          to Plus Shares in its T-Fund Portfolio
                                          is incorporated herein by reference
                                          to Exhibit (6)(b) of Post-Effective
                                          Amendment No. 43 to Registrant's
                                          Registration Statement on Form N-1A
                                          filed with the SEC on April 1, 1996.



                           (7)      None.



                           (8)      (a)     Custodian Fee Agreement dated May 9,
                                            1991 between Registrant and PNC
                                            Bank, National Association relating
                                            to its FedFund, T-Fund, FedCash,
                                            T-Cash, Federal Trust Fund and
                                            Treasury Trust Fund portfolios is
                                            incorporated herein by reference to
                                            Exhibit (8)(b) of Post-Effective
                                            Amendment No. 37 to Registrant's
                                            Registration Statement on Form N-1A
                                            filed with the SEC on November 21,
                                            1991.



                                    (b)     Custodian Agreement dated June 1,
                                            1989 between Registrant and PNC
                                            Bank, National Association relating
                                            to its FedFund, T-Fund and Treasury
                                            Trust Fund portfolios is
                                            incorporated herein by reference to
                                            Exhibit (8) of Post-Effective
                                            Amendment No. 32 to Registrant's
                                            Registration Statement on Form N-1A
                                            filed with the SEC on November 21,
                                            1991.



                                    (c)     Addendum No. 1 to Custodian Fee
                                            Agreement dated November 1, 1990
                                            between Registrant and PNC Bank,
                                            National Association relating to its
                                            Federal Trust Fund portfolio is
                                            incorporated herein by reference to
                                            Exhibit (8)(d) of Post-Effective
                                            Amendment No. 35 to Registrant's
                                            Registration Statement on Form N-1A
                                            filed with the SEC on November 21,
                                            1991.


                                    (d)     Addendum No. 2 to Custodian Fee
                                            Agreement dated May 9, 1991 between
                                            Registrant and PNC Bank, National
                                            Association relating to its FedCash
                                            and T-Cash portfolios is
                                            incorporated herein by reference to

                                            Exhibit (8)(e) of Post-Effective
                                            Amendment No. 37 to Registrant's
                                            Registration Statement on Form N-1A
                                            filed with the SEC on November 21,
                                            1991.



                                    (e)     Addendum No. 3 to Custodian Fee
                                            Agreement dated March 22, 1996
                                            between Registrant and PNC Bank,
                                            National Association relating to
                                            Plus Shares in its T-Fund portfolios
                                            is incorporated herein by reference
                                            to Exhibit (8)(e) of Post-Effective
                                            Amendment No. 43 to Registrant's
                                            Registration Statement on Form N-1A
                                            filed with the SEC on April 1, 1996.


                           (9)      (a)     Administration Agreement dated
                                            January 18, 1993 between Registrant
                                            and PFPC Inc. and Provident
                                            Distributors, Inc. as
                                            co-administrators, relating to its
                                            FedFund, T-Fund, FedCash, T-Cash,
                                            Federal Trust Fund and Treasury
                                            Trust Fund portfolios is
                                            incorporated herein by reference to
                                            Exhibit (9)(a) of Post-Effective
                                            Amendment No. 39 to Registrant's
                                            Registration Statement on Form N- 1A
                                            filed with the SEC on January 28,
                                            1994.



                                    (b)     Addendum No. 1 to the Administration
                                            Agreement dated March 22, 1996
                                            between the Registrant, PFPC Inc.
                                            and Provident Distributors, Inc.
                                            relating to the Plus Shares in its
                                            T-Fund portfolios incorporated by
                                            reference to Exhibit (9)(b) of
                                            Post-Effective Amendment No. 43 to
                                            Registrant's Registration Statement
                                            on Form N-1A filed with the SEC on
                                            April 1, 1996.



                                    (c)     Transfer Agency Fee Agreement dated
                                            May 9, 1991 between Registrant and
                                            PFPC Inc. relating to its FedFund,
                                            T-Fund, FedCash, T-Cash, Federal
                                            Trust Fund and Treasury Trust Fund
                                            portfolios is incorporated herein by
                                            reference to Exhibit (9)(e) of
                                            Post-Effective Amendment No. 37 to
                                            Registrant's Registration Statement
                                            on Form N-1A filed with the SEC on
                                            November 21, 1991.


                                    (d)     Transfer Agency Agreement dated
                                            June 1, 1989 between Registrant and
                                            PFPC Inc.  relating to its FedFund,
                                            T-Fund and Treasury Trust Fund
                                            portfolios is
                                            incorporated herein by reference to
                                            Exhibit (9)(e) of Post-Effective
                                            Amendment No. 33 to Registrant's
                                            Registration Statement on Form N-1A
                                            filed with the SEC on January 15,
                                            1990.

                                    (e)     Addendum No. 1 to Transfer Agency
                                            Agreement dated as of November 1,
                                            1990 between the Registrant and
                                            PFPC Inc.  relating to its Federal
                                            Trust Fund portfolio is
                                            incorporated herein by reference to
                                            Exhibit (9)(i) of Post-Effective
                                            Amendment No. 35 to Registrant's
                                            Registration Statement on Form N-1A
                                            filed with the SEC on February 28,
                                            1991.

                                    (f)     Addendum No. 2 to Transfer Agency
                                            Agreement dated May 9, 1991 between
                                            the Registrant and PFPC Inc.
                                            relating to its FedCash and T-Cash
                                            portfolios is incorporated herein
                                            by reference to Exhibit (9)(h) of
                                            Post-Effective Amendment No. 37 to
                                            Registrant's Registration Statement
                                            on Form N-1A filed with the SEC on
                                            November 21, 1991.

                                    (g)     Addendum No. 3 to Transfer Agency
                                            Agreement dated March 22, 1996
                                            between the Registrant and PFPC
                                            Inc. relating to Plus Shares in its
                                            T-Fund Portfolios is incorporated
                                            herein by reference to Exhibit
                                            (9)(g) of Post-Effective Amend-
                                            ment No. 43 to Registrant's
                                            Registration Statement on Form N-1A
                                            filed with the SEC on April 1, 1996.

                                    (h)     Restated Shareholder Services Plan
                                            including form of Servicing
                                            Agreement reapproved by the Board
                                            of Trustees on November 18, 1992 is
                                            incorporated herein by reference to
                                            Exhibit 9(h) of Post-Effective
                                            Amendment No. 44 to Registrant's
                                            Registration Statement on Form N-1A
                                            filed with the SEC on February 28,
                                            1997.

                                    (i)     Revised Shareholder Servicing
                                            Agreement approved by the Board
                                            on June 6, 1997.


                         (10)     Opinion and Consent of Counsel.



                         (11)     Consent of Coopers & Lybrand L.L.P.

                           (12)     None.

                           (13)     Inapplicable.

                           (14)     None.


                           (15) Form of Distribution and Service Plan and accompanying Agreement dated March 22, 1996 for Plus Shares in its T-Fund Portfolio is incorporated herein by reference to Exhibit
                                    (15) of Post-Effective Amendment No. 43 to
                                    Registrant's Registration Statement on Form
                                    N-1A filed with the SEC on April 1, 1996.


                           (16)


                                    (a)     Schedules of Performance
                                            Computations with respect to
                                            FedFund, T-Fund and Treasury Trust
                                            Fund portfolios are incorporated
                                            herein by reference to Exhibit
                                            (16)(a) of Post-Effective Amendment
                                            No. 35 to Registrant's Registration
                                            Statement on Form N-1A filed with
                                            the SEC on February 28, 1991.



                                    (b)     Schedules of Performance
                                            Computations with respect to the
                                            FedCash, T-Cash and Federal Trust
                                            Fund portfolios is incorporated
                                            herein by reference to Exhibit
                                            (16)(b) of Post-Effective Amendment
                                            No. 37 to Registrant's Registration
                                            Statement on Form N-1A filed with
                                            the SEC on November 21, 1991.



                           (17) Financial Data Schedule for the fiscal year ended October 31, 1997.


                           (18) Plan pursuant to Rule 18f-3 dated March 22, 1996 relating to operation of a Multi-Class System by Registrant is incorporated herein by reference to Exhibit (18) of Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A filed on April 1, 1996.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
         REGISTRANT

         Registrant is controlled by its Board of Trustees. Each of Registrant's trustees serves on the board of directors/trustees of certain other registered investment companies. See "Management of the Fund - Trustees and Officers" in Part B hereof.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES


         The following information is as of January 31, 1998:



                                                                                  Number of
                           Title of Class                                       Record Holders
Shares of beneficial interest in FedFund........................................         259

Shares of beneficial interest in FedFund
         Dollar shares..........................................................          25

Shares of beneficial interest in T-Fund.........................................         323

Shares of beneficial interest in T-Fund
         Dollar shares..........................................................         129

Shares of beneficial interest in T-Fund
         Plus shares............................................................           0

Shares of beneficial interest in Federal
         Trust Fund.............................................................          54

Shares of beneficial interest in Federal
         Trust Fund Dollar shares ..............................................          23

Shares of beneficial interest in Treasury
         Trust Fund.............................................................         135

Shares of beneficial interest in Treasury
         Trust Fund Dollar shares...............................................          47


ITEM 27. INDEMNIFICATION
         Indemnification of Registrant's Principal Underwriter, Custodian and Transfer Agent against certain stated liabilities is provided for in Section 6 of the Distribution Agreement, included herein by reference as Exhibit (6), and in Section 22 of the Custodian Agreement and in Section 17 of the Transfer Agency Agreement, incorporated herein by reference as Exhibits (8)(b) and
(9)(e), respectively.
         Registrant has obtained from at least one major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions.
         In addition, Section 2 of Article X of Registrant's Amended and Restated Declaration of Trust dated August 9, 1994 incorporated herein by reference as Exhibit (l), provides for the indemnification of Registrant's trustees and officers.
         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         PIMC performs investment advisory services for Registrant and certain other investment companies and accounts. PNC Bank and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Philadelphia area since 1847. In addition to its trust business, PNC Bank provides commercial banking services.


         (a) To Registrant's knowledge, none of the directors or officers of PIMC or PNC Bank, except those set forth below, is, or has been at any time during Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers and certain executives of PIMC and PNC Bank also hold various positions with, and engage in business for, PNC Bank Corp., which indirectly owns all the outstanding stock of PIMC and PNC Bank, or other subsidiaries of PNC Bank Corp.


         (b) The information required by this Item 28 with respect to each director, officer and partner of PIMC is incorporated by reference to Schedules A and D of Form ADV filed by PIMC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-13304).

         (c) Set forth below are the names and principal businesses of the directors and certain executives of PNC Bank who are engaged in any other business, profession, vocation or employment of a substantial nature.

                                        PNC Bank, National Association
                                                  Directors

Position with                                                                                                      Type
PNC Bank                   Name                               Other Business Connections                           of Business

Director          B.R. Brown                                  Chairman, President and C.E.O. of                    Coal
                                                              Consol, Inc.
                                                              Consol Plaza
                                                              Pittsburgh, PA  15241

Director          Constance E. Clayton                        Allegheny University of the                          Medical
                                                              Health Sciences
                                                              Bellet Building
                                                              1505 Race St.-Mail Stop 660
                                                              Philadelphia, PA  19119

Director          Eberhard Faber IV                           Chairman and C.E.O.                                  Manufacturing
                                                              E.F.L., Inc.
                                                              450 Hedge Road
                                                              P.O. Box 49
                                                              Bearcreek, PA  18602

Director          Dr. Stuart Heydt                            President and C.E.O.                                 Medical
                                                              Penn State Geisinger Health System
                                                              Commerce Court, Suite 300
                                                              2601 Market Place
                                                              Harrisburg, PA 17110-9603

Director          Edward P. Junker, III                       Retired Vice Chairman                                Banking
                                                              PNC Bank, N.A.
                                                              901 State Street
                                                              Erie, PA  16553

Director          Thomas A. McConomy                          Chairman, Calgon Carbon                              Manufacturing
                                                              Corporation
                                                              413 Woodland Road
                                                              Sewickley, PA  15143


Director          Thomas H. O'Brien                           Chairman and CEO                                     Banking
                                                              PNC Bank Corp.
                                                              One PNC Plaza
                                                              249 Fifth Avenue
                                                              Pittsburgh, PA  15265

Director          Rocco A. Ortenzio                           Chairman and C.E.O.                                  Medical
                                                              Select Medical Corporation
                                                              4718 Old Gettysburg Rd.
                                                              P.O. Box 2034
                                                              Mechanicsburg, PA  17055

Director          Robert C. Robb, Jr.                         President, Lewis, Eckert, Robb                       Financial

                                                              & Company                                            Management
                                                              425 One Plymouth Meeting                             Consultants
                                                              Plymouth Meeting, PA  19462

Director          James E. Rohr                               President and C.E.O.                                 Banking
                                                              PNC Bank, National Association
                                                              One PNC Plaza, 30th Floor
                                                              Pittsburgh, PA  15265

Director          Daniel M. Rooney                            President, Pittsburgh Steelers                       Football
                                                              Football Club of the National
                                                              Football League
                                                              300 Stadium Circle
                                                              Pittsburgh, PA 15212

Director          Seth E. Schofield                           Chairman                                             Security
                                                              Base International                                   Consulting
                                                              1479 Painters Run Road
                                                              Pittsburgh, PA 15241

                         PNC Bank, National Association
                                    Officers

                  Name                                                 Position with PNC Bank
                  James C. Altman                                      Senior Vice President
                  Edward V. Arbaugh, III                               Senior Vice President
                  Robert Jones Arnold                                  Senior Vice President
                  James N. Atteberry                                   Senior Vice President
                  Lila M. Bachelier                                    Senior Vice President
                  James C. Baker                                       Senior Vice President
                  James R. Bartholomew                                 Senior Vice President
                  Peter R. Begg                                        Senior Vice President
                  Constance A. Bentzen                                 Senior Vice President
                  Donald G. Berdine                                    Senior Vice President
                  Ben Berzin, Jr.                                      Senior Vice President
                  James H. Best                                        Senior Vice President
                  Paul A. Best                                         Senior Vice President
                  Michael J. Beyer                                     Senior Vice President
                  R. Bruce Bickel                                      Senior Vice President
                  Karen E. Blair                                       Senior Vice President
                  Ronald R. Blankenbuehler                             Senior Vice President
                  Eva T. Blum                                          Senior Vice President
                  Dennis P. Brenckle                                   Regional President,
                                                                        Central PA Market
                  Ronald L. Bovill                                     Senior Vice President
                  George Brikis                                        Executive Vice President
                  Michael Brundage                                     Senior Vice President
                  Donna L. Burge                                       Senior Vice President
                  Jane Wilson Burke                                    Senior Vice President
                  Douglas H. Burr                                      Senior Vice President
                  David D. Burrow                                      Senior Vice President
                  Anthony J. Cacciatore                                Senior Vice President
                  Richard C. Caldwell                                  Executive Vice President
                  Craig T. Campbell                                    Senior Vice President
                  William L. Campbell                                  Senior Vice President
                  J. Richard Carnall                                   Executive Vice President
                  Donald R. Carroll                                    Senior Vice President
                  Edward V. Caruso                                     Executive Vice President
                  Kevin J. Cecil                                       Senior Vice President
                  Rhonda S. Chatzkel                                   Senior Vice President
                  Chaomei Chen                                         Senior Vice President
                  Sandra Chickeletti                                   Assistant Secretary

                  Thomas P. Cisak                                      Assistant Secretary
                  Peter K. Classen                                     Regional President, Northeast, Pa Market
                  Andra D. Cochran                                     Senior Vice President
                  Sharon Coghlan                                       Coordinating Market Chief Counsel,
                                                                       Philadelphia
                  William Harvey Coggin                                Senior Vice President
                  John F. Colligan                                     Senior Vice President
                  James P. Conley                                      Senior Vice President
                  C. David Cook                                        Senior Vice President
                  Robert F. Crouse                                     Senior Vice President
                  Peter M. Crowley                                     Senior Vice President
                  Keith P. Crytzer                                     Senior Vice President
                  Terry D'Amore                                        Senior Vice President
                  John J. Daggett                                      Senior Vice President
                  Peter J. Danchak                                     Senior Vice President
                  Richard Devore                                       Senior Vice President
                  James N. Devries                                     Senior Vice President
                  Anuj Dhanda                                          Senior Vice President
                  Victor M. DiBattista                                 Chief Regional Counsel
                  Frank H. Dilenschneider                              Senior Vice President
                  Thomas C. Dilworth                                   Senior Vice President
                  Alfred J. DiMatteis                                  Senior Vice President
                  Robert D. Edwards                                    Senior Vice President
                  Tawana L. Edwards                                    Senior Vice President
                  David J. Egan                                        Senior Vice President
                  Richard M. Ellis                                     Senior Vice President
                  Lynn Fox Evans                                       Senior Vice President & Controller
                  William E. Fallon                                    Senior Vice President
                  James M. Ferguson, III                               Senior Vice President
                  Charles J. Ferrero                                   Senior Vice President
                  John Fox                                             Executive Vice President
                  Frederick C. Frank, III                              Executive Vice President
                  William J. Friel                                     Executive Vice President
                  Brian K. Garlock                                     Senior Vice President
                  Leigh Gerstenberger                                  Senior Vice President
                  Donald W. Griffin, Jr.                               Senior Vice President

                  George D. Gonczar                                    Senior Vice President
                  Richard C. Grace                                     Senior Vice President
                  James S. Graham                                      Executive Vice President
                  Craig Davidson Grant                                 Senior Vice President
                  Barbara J. Grcie                                     Senior Vice President
                  Thomas M. Groneman                                   Senior Vice President
                  Thomas Grundman                                      Senior Vice President
                  John C. Hallar                                       Regional President, Ohio Market
                  Michael J. Hannon                                    Senior Vice President
                  Michael N. Harrold                                   Regional President, Kentucky Market
                  Michael J. Harrington                                Senior Vice President
                  Maurice H. Hartigan, II                              Executive Vice President
                  G. Thomas Hewes                                      Senior Vice President
                  Susan G. Holt                                        Senior Vice President
                  Gregory A. Hoeck                                     Executive Vice President
                  Sylvan M. Holzer                                     Regional Vice President, Pittsburgh Market
                  William D. Hummel                                    Senior Vice President
                  John M. Infield                                      Senior Vice President
                  S. Terry Irvin                                       Executive Vice President
                  Philip C. Jackson                                    Senior Vice President
                  Robert Greg Jenkins                                  Senior Vice President
                  William J. Johns                                     Controller
                  Craig M. Johnson                                     Senior Vice President and Comptroller
                  William R. Johnson                                   Audit Director
                  Robert D. Kane                                       Senior Vice President
                  Jack Kelly                                           Senior Vice President
                  Michael D. Kelsey                                    Chief Compliance Counsel
                  Geoffrey R. Kimmel                                   Senior Vice President
                  Randall C. King                                      Senior Vice President
                  James M. Kinsman, Jr.                                Senior Vice President
                  Christopher M. Knoll                                 Senior Vice President
                  William Koch                                         Executive Vice President
                  Richard C. Krauss                                    Senior Vice President
                  Frank R. Krepp                                       Senior Vice President & Chief Credit Policy
                                                                       Officer
                  Kenneth P. Leckey                                    Senior Vice President & Cashier
                  Marilyn R. Levins                                    Senior Vice President
                  Carl J. Lisman                                       Executive Vice President
                  Richard J. Lovett                                    Senior Vice President
                  Stephen F. Lugarich                                  Senior Vice President
                  Brian S. MacConnell                                  Senior Vice President
                  Jane E. Madio                                        Senior Vice President
                  Nicholas M. Marsini, Jr.                             Senior Vice President
                  John A. Martin                                       Senior Vice President

                  David O. Matthews                                    Senior Vice President
                  Dennis McChesney                                     Executive Vice President
                  Walter B. McClellan                                  Senior Vice President
                  James F. McGowan                                     Senior Vice President
                  Timothy McInerney                                    Senior Vice President
                  Charlotte B. McLaughlin                              Senior Vice President
                  Kim D. McNeil                                        Senior Vice President
                  Charles R. McNutt                                    Senior Vice President
                  James C. Mendelson                                   Senior Vice President
                  James W. Meighen                                     Senior Vice President
                  Theodore Lang Merhoff                                Senior Vice President
                  Darryl Metsger                                       Senior Vice President
                  Scott C. Meves                                       Senior Vice President
                  Ralph S. Michael, III                                Executive Vice President
                  James P. Mikula                                      Senior Vice President
                  Robert J. Miller, Jr.                                Senior Vice President
                  Melanie Millican                                     Senior Vice President
                  J. William Mills                                     Senior Vice President
                  Robert G. Mills                                      Assistant Secretary
                  Francine Miltenberger                                Senior Vice President
                  Chester A. Misbach                                   Senior Vice President
                  Barbara A. Misner                                    Senior Vice President
                  D. Bryant Mitchell, II                               Executive Vice President
                  Michael D. Moll                                      Senior Vice President
                  Thomas R. Moore                                      Vice President and Secretary
                  Marlene D. Mosco                                     Senior Vice President
                  Peter F. Moylan                                      Senior Vice President
                  Ronald J. Murphy                                     Executive Vice President
                  Saiyid T. Naqvi                                      Executive Vice President
                  Michael B. Nelson                                    Executive Vice President
                  Jill V. Niedweske                                    Senior Vice President
                  Thomas J. Nist                                       Senior Vice President
                  John L. Noelcke                                      Senior Vice President
                  Thomas H. O'Brien                                    Chairman
                  Cynthia G. Osofsky                                   Senior Vice President
                  Thomas E. Paisley, III                               Senior Vice President
                  Daniel J. Pavlick                                    Senior Vice President
                  David M. Payne                                       Senior Vice President
                  John Pendergrass                                     Senior Vice President
                  W. David Pendl                                       Senior Vice President
                  Stephan D. Penn                                      Senior Vice President
                  Frank Pomor                                          Senior Vice President
                  Helen P. Pudlin                                      Senior Vice President
                  Wayne Pulliam                                        Senior Vice President
                  Arthur F. Radman, III                                Senior Vice President
                  Gordon L. Ragan                                      Senior Vice President
                  Edward E. Randall                                    Senior Vice President
                  Jesse S. Reinhardt                                   Senior Vice President
                  Ronald J. Retzler                                    Senior Vice President
                  Richard C. Rhoades                                   Senior Vice President
                  Rodger L. Rickenbrode                                Senior Vice President
                  Bryan W. Ridley                                      Senior Vice President
                  W. Alton Roberts                                     Senior Vice President
                  James E. Rohr                                        President and Chief Executive Officer
                  James C. Rooks                                       Senior Vice President
                  Peter M. Ross                                        Senior Vice President
                  Gerhard Royer                                        Senior Vice President

                  Robert T. Saltarelli                                 Senior Vice President
                  Robert V. Sammartino                                 Senior Vice President
                  William Sayre, Jr.                                   Senior Vice President
                  Stephen C. Schatteman                                Senior Vice President
                  Richard A. Seymour                                   Senior Vice President
                  Timothy G. Shack                                     Senior Vice President
                  Douglas E. Shaffer                                   Senior Vice President
                  Bruce Shipley                                        Senior Vice President
                  Alfred A. Silva                                      Executive Vice President
                  George R. Simon                                      Senior Vice President
                  J. Max Smith                                         Senior Vice President
                  Richard L. Smoot                                     President and CEO of PNC Bank, Philadelphia
                  Timothy N. Smyth                                     Senior Vice President
                  Darcel H. Steber                                     Senior Vice President
                  Donald N. Stolper                                    Executive Vice President
                  Stephen L. Swanson                                   Executive Vice President
                  Melvin A. Steele                                     Senior Vice President
                  Richard Stegemaier                                   Senior Vice President
                  Ted K. Stirgwolt                                     Senior Vice President
                  Connie Bond Stuart                                   Senior Vice President
                  Lon E. Susak                                         Senior Vice President
                  Ronald L. Tassone                                    Senior Vice President
                  Frank A. Taucher                                     Senior Vice President
                  John T. Taylor                                       Senior Vice President
                  Peter W. Thompson                                    Senior Vice President
                  Jane B. Tompkins                                     Senior Vice President
                  Alex T. Topping                                      Senior Vice President
                  Kevin M. Tucker                                      Senior Vice President
                  William H. Turner                                    Regional President, Northern New Jersey Market
                  William Thomps Tyrrell                               Senior Vice President
                  Alan P. Vail                                         Senior Vice President
                  Michael B. Vairin                                    Senior Vice President
                  Ellen G. Van der Horst                               Executive Vice President
                  Ronald H. Vicari                                     Senior Vice President
                  Patrick M. Wallace                                   Senior Vice President
                  Bruce E. Walton                                      Executive Vice President
                  Annette M. Ward-Kredel                               Senior Vice President
                  Robert S. Warth                                      Senior Vice President
                  Leonard A. Watkins                                   Senior Vice President
                  Mark F. Wheeler                                      Senior Vice President
                  Frances A. Wilkinson                                 Assistant Secretary
                  Gary G. Wilson                                       Senior Vice President
                  Nancy B. Wolcott                                     Executive Vice President
                  Arlene M. Yocum                                      Senior Vice President
                  Carole Yon                                           Senior Vice President
                  George L. Ziminski, Jr.                              Senior Vice President

ITEM 29. PRINCIPAL UNDERWRITER

         (a) Provident Distributors, Inc. currently acts as distributor for, in addition to the Company, Temporary Investment Fund, Inc., Municipal Fund for Temporary Investment, Municipal Fund for California Investors, Inc. and Municipal Fund for New York Investors, Inc.

         (b) The information required by this Item 29 with respect to each director, officer or partner of Provident Distributors, Inc. is incorporated by reference to Schedule A of FORM BD filed by Provident Distributors, Inc. with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-46564).

         (c) The following represents all commissions and other compensation received by each principal underwriter who is not an affiliated person of the registrant:

  NAME OF               NET UNDERWRITING               COMPENSATION ON
 PRINCIPAL               DISCOUNTS AND                  REDEMPTION AND             BROKERAGE                 OTHER
UNDERWRITER               COMMISSIONS                     REPURCHASE              COMMISSIONS             COMPENSATION
Provident
Distributors, Inc.                  $0                       $0                        $0                          $0

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS
                  (1) PNC Bank, National Association, 1600 Market Street, Philadelphia, Pennsylvania 19103 (records relating to its functions as sub-investment adviser).
                  (2) PNC Bank, National Association, 200 Stevens Drive, Suite 440, Lester, Pennsylvania 19113 (records relating to its functions as custodian).

                  (3) PNC Institutional Management Corporation, Bellevue Park Corporate Center, 400 Bellevue Parkway, 4th Floor, Wilmington, Delaware 19809 (records relating to its functions as investment adviser).
                  (4) Provident Distributors, Inc., Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428 (relating to its function as administrator and distributor).

                  (5) PFPC Inc., Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as administrator, transfer agent, registrar and dividend disbursing agent).


                  (6) Drinker Biddle & Reath LLP, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496 (Registrant's Declaration of Trust, Bylaws and Minutes Books).
                                      C-18

ITEM 31. MANAGEMENT SERVICES

            None.

ITEM 32. UNDERTAKINGS

            Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 45 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 45 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Wilmington, and State of Delaware, on February 25, 1998.


                            TRUST FOR FEDERAL SECURITIES


                            /s/ Thomas H. Nevin
                            --------------------------------------------------
                            Thomas H. Nevin
                            Vice President and Treasurer



     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 45 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



Signature                             Title                      Date
---------                             -----                      ----

* G. Nicholas Beckwith, III           Trustee                February 25, 1998
------------------------------
G. Nicholas Beckwith, III

* Philip E. Coldwell                  Trustee                February 25, 1998
------------------------------
Philip E. Coldwell

* Robert R. Fortune                   Trustee                February 25, 1998
------------------------------
Robert R. Fortune

* Jerrold B. Harris                   Trustee                February 25, 1998
------------------------------
Jerrold B. Harris

* Rodney D. Johnson                   Trustee                February 25, 1998
------------------------------
Rodney D. Johnson

* G. Willing Pepper                   Chairman of            February 25, 1998
------------------------------        the Board
G. Willing Pepper

/s/ Thomas H. Nevin                   President              February 25, 1998
------------------------------
Thomas H. Nevin

/s/ Lisa Buono                        Treasurer              February 25, 1998
------------------------------        (Principal Financial
Lisa Buono                            and Accounting
                                      Officer)




*By: /s/ W. Bruce McConnel, III
    --------------------------
    W. Bruce McConnel, III
    Attorney-in-Fact

                        TRUST FOR FEDERAL SECURITIES
                              POWER OF ATTORNEY


        I hereby appoint W. Bruce McConnel, III or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of TRUST FOR FEDERAL SECURITIES (Registration No. 2-53808) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.



        I have signed this Power of Attorney on February 9, 1998.



                                                /s/ G. Nicholas Beckwith, III
                                                -----------------------------
                                                    G. Nicholas Beckwith, III

                          TRUST FOR FEDERAL SECURITIES
                                POWER OF ATTORNEY



        I hereby appoint W. Bruce McConnel, III or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of TRUST FOR FEDERAL SECURITIES (Registration No. 2-53808) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.



        I have signed this Power of Attorney on February 7, 1998.*



                                        /s/  Philip E. Coldwell
                                        -----------------------
                                             Philip E. Coldwell


* With the understanding that all amendments will be sent to me in advance.

                          TRUST FOR FEDERAL SECURITIES
                               POWER OF ATTORNEY



        I hereby appoint W. Bruce McConnel, III or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of TRUST FOR FEDERAL SECURITIES (Registration No. 2-53808) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.



        I have signed this Power of Attorney on February 5, 1998.



                                        /s/  Jerrold B. Harris
                                        -----------------------
                                             Jerrold B. Harris

                          TRUST FOR FEDERAL SECURITIES
                               POWER OF ATTORNEY



        I hereby appoint W. Bruce McConnel, III or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of TRUST FOR FEDERAL SECURITIES (Registration No. 2-53808) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.



        I have signed this Power of Attorney on February 10, 1998.



                                        /s/  Rodney D. Johnson
                                        -----------------------
                                             Rodney D. Johnson

                          TRUST FOR FEDERAL SECURITIES
                               POWER OF ATTORNEY



        I hereby appoint W. Bruce McConnel, III or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of TRUST FOR FEDERAL SECURITIES (Registration No. 2-53808) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.



        I have signed this Power of Attorney on February 10, 1998.



                                        /s/  Robert R. Fortune
                                        -----------------------
                                             Robert R. Fortune

                          TRUST FOR FEDERAL SECURITIES
                               POWER OF ATTORNEY

        I hereby appoint W. Bruce McConnel, III or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of TRUST FOR FEDERAL SECURITIES (Registration No. 2-53808) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

        I have signed this Power of Attorney on February 8, 1998.


                                        /s/ G. Willing Pepper
                                        ----------------------
                                        G. Willing Pepper

                                  EXHIBIT INDEX




EXHIBIT NO.               DESCRIPTION                         PAGE NO.


(9)(i)         Revised Shareholder Servicing Agreement


(10)           Opinion and Consent of Counsel

(11)           Consent of Coopers & Lybrand L.L.P.

(17)           Financial Data Schedules